THIS DOCUMENT IS A COPY OF THE SCHEDULE 14A AND RELATED PROXY MATERIAL FILED ON 10/31/94 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.              )

Filed by the registrant    X
                          ---
Filed by a party other than the registrant
                                             ---

Check the appropriate box:

     Preliminary proxy statement
- ---

 X   Definitive proxy statement
- ---

     Definitive additional materials
- ---

     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
- ---

                       WISCONSIN ELECTRIC POWER COMPANY
               (Name of Registrant as Specified in Its Charter)

                       Wisconsin Electric Power Company
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
- ---

     $500 per each party to the controversy pursuant to
- ---  Exchange Act Rule 14a-6(i)(3).

 X   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
- ---

                           CALCULATION OF FILING FEE

     Title of each class of securities to which transaction applies:
     Common Stock, $1.00 par value
     -------------------------------------------------------------------------

     Aggregate number of securities to which transaction applies: (1)
     1,725,000
     -------------------------------------------------------------------------

     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (2)
     $74.40
     -------------------------------------------------------------------------

     Proposed maximum aggregate value of transaction: (2)
     $128,340,000
     -------------------------------------------------------------------------

     Amount of filing fee:
     $25,668.00
     -------------------------------------------------------------------------

 (1) The number of issued and outstanding shares of Wisconsin Natural Gas Company ("WN") common stock to be cancelled in connection with the merger of WN with and into Registrant.

 (2) Estimated pursuant to Rules 0-11(c)(1) and 0-11(a)(4) under the Securities Exchange Act of 1934 solely for the purpose of calculating the filing fee, based on the $74.40 book value per share of WN common stock on August 31, 1994


  X
 ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


 (1)  Amount previously paid:
      $25,668.00
      -----------------------------------------------------------

 (2)  Form, schedule or registration statement no.:
      Schedule 14A (Preliminary)
      -----------------------------------------------------------

 (3)  Filing party:
      Wisconsin Electric Power Company
      -----------------------------------------------------------

 (4)  Date filed:
      October 11, 1994
      -----------------------------------------------------------

Wisconsin Electric Power Company                       Richard A. Abdoo
231 West Michigan                                      Chairman of the Board &
P.O. Box 2046                                          Chief Executive Officer
Milwaukee, WI  53201


October 31, 1994

Dear Wisconsin Electric Stockholder:
The utility industry is rapidly changing and is becoming more competitive. To succeed in this newly competitive environment, Wisconsin Electric must change the way it does business. The company has examined and redesigned many of its operations and implemented several cost-saving changes in an effort to become the low-cost energy provider in the upper midwest. The Board of Directors fully supports these efforts and presents for your approval several items which will give the company additional flexibility needed to succeed in this competitive environment. These items will be considered at a special meeting of stockholders at 9:00 a.m. on Thursday, December 15, 1994 in the auditorium of the Public Service Building, 231 West Michigan Street, Milwaukee, Wisconsin.

The principal purpose of the meeting is to seek your approval for the merger of Wisconsin Natural Gas Company into Wisconsin Electric. Merging these subsidiaries of Wisconsin Energy Corporation will result in lower operating costs and significant improvements in customer service by providing a "one-stop shop" for customers' energy needs. There will be no change in your stockholdings as a result of the merger. YOUR BOARD OF DIRECTORS BELIEVES THAT THE MERGER IS IN THE BEST INTERESTS OF WISCONSIN ELECTRIC AS IT WILL STRENGTHEN THE COMPETITIVE POSITION OF YOUR COMPANY AND THUS RECOMMENDS A VOTE "FOR" THE MERGER. The Plan and Agreement of Merger, which sets forth the terms of the merger, is attached as Appendix A and is more fully described in the accompanying proxy statement.

Also for consideration at the meeting are certain amendments to the company's articles of incorporation. These are presented in Appendix B and are more fully described in the accompanying notice of meeting and proxy statement.
One of these amendments pertains to the removal of special voting rights of the preferred stockholders relating to (i) the issuance of certain unsecured indebtedness and (ii) the consummation of certain mergers or consolidations. Eliminating the restriction on issuance of certain unsecured debt will provide management with the necessary flexibility to obtain the best terms available in the debt market at the time of a financing and thus will provide greater long-term benefit to stockholders. Eliminating the provision regarding the consummation of mergers will not affect the preferred stockholders' special voting rights on the proposed Wisconsin Electric/Wisconsin Natural merger nor would it eliminate special voting rights afforded under Wisconsin law in those circumstances where preferred stockholders might otherwise be prejudiced by a merger. It would, in the future, enhance the ability of the company to consummate a merger which the Board of Directors deems to be in the best interests of Wisconsin Electric and its stockholders. Upon approval of this amendment, preferred stockholders would continue to have special voting rights in the event of a dividend default and for certain changes in authorized shares or issuances of the preferred stocks, and general voting rights on matters submitted to a vote at a stockholders meeting.

Other amendments are being proposed at this time to conform the articles to the current Wisconsin Business Corporation Law, to remove certain items that are no longer applicable, and to simplify and modernize certain provisions.

THE AMENDMENTS TO THE ARTICLES PROPOSED FOR YOUR APPROVAL WILL PROVIDE THE COMPANY WITH ADDITIONAL FLEXIBILITY TO SUCCEED IN THE NEW COMPETITIVE ENVIRONMENT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THESE AMENDMENTS.


TO ENSURE YOUR SHARES WILL BE REPRESENTED, WHETHER OR NOT YOU PLAN TO ATTEND, I URGE YOU TO COMPLETE AND MAIL YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. Your early response would be appreciated and will save the company additional solicitation expense. If you need assistance, please contact our proxy solicitors, D.F. King & Co., Inc. at 1-800-669-5550 or call our Stockholder Information Number at 1-800-558-9663.


I am excited about the future direction of your company and believe that these changes will assist the company in becoming the low-cost energy provider in the upper midwest. I hope you share my enthusiasm and will vote "FOR" each of the proposals presented.

Sincerely,



Richard A. Abdoo
Chairman of the Board
and Chief Executive Officer

                         ___________________________________

                      NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON DECEMBER 15, 1994
                         ___________________________________

October 31, 1994

To the Stockholders of Wisconsin Electric Power Company:

A special meeting of stockholders of Wisconsin Electric Power Company ("WE") will be held in the auditorium of the Public Service Building, 231 West Michigan Street, Milwaukee, Wisconsin, on Thursday, December 15, 1994, at 9:00 a.m., Central Time (the "Special Meeting"), to consider and vote upon:

1.The approval of the Plan and Agreement of Merger, dated June 30, 1994, by and between WE and Wisconsin Natural Gas Company ("WN"), providing for the merger of WN with and into WE (the "Merger");

2.The approval of an amendment to WE's Restated Articles of Incorporation, as amended (the "Restated Articles"), to remove the specific reference to electric and steam operations in the description of WE's purpose;

3.The approval of an amendment to the Restated Articles to remove the special voting rights of the Six Per Cent. Preferred Stock, $100 par value per share (the "6% Preferred Stock"), the Serial Preferred Stock, $100 par value per share (the "$100 Par Value Serial Preferred Stock") and the Serial Preferred Stock, $25 par value per share, in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations;

4.The approval of an amendment to the Restated Articles to remove designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding;

5.The approval of an amendment to the Restated Articles to conform provisions relating to managing the business and affairs of WE during an emergency with appropriate sections of the revised Wisconsin Business Corporation Law (the "WBCL");

6.The approval of an amendment to the Restated Articles to conform the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL, thereby clarifying the applicability of such vote requirement to a statutory share exchange; and

7.Such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof;

all as described and set forth in the accompanying Proxy Statement.

Holders of record of WE Common Stock, 6% Preferred Stock and $100 Par Value Serial Preferred Stock, 3.60% Series, at the close of business on October 26, 1994 are entitled to notice of and to vote at the Special Meeting.

Stockholders and beneficial stockholders are entitled to assert dissenters' rights as to the Merger under Sections 180.1301 to 180.1331 of the WBCL. A copy of those Sections is attached as Appendix C to the accompanying Proxy Statement.

By Order of the Board of Directors



Ann Marie Brady
Secretary

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF FOR ANY REASON YOU SHOULD DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.

                                   [LOGO]

                      WISCONSIN ELECTRIC POWER COMPANY



                          231 West Michigan Street
                               P.O. Box 2046
                         Milwaukee, Wisconsin 53201

                       ------------------------------


                              PROXY STATEMENT

This Proxy Statement is being furnished to the stockholders of Wisconsin Electric Power Company, a Wisconsin corporation ("WE"), in connection with the solicitation of proxies by the WE Board of Directors (the "WE Board") for use at the special meeting of WE stockholders (the "Special Meeting") to be held on December 15, 1994, and at any adjournments or postponements thereof. This Proxy Statement is first being mailed to stockholders of WE on or about October 31, 1994.

At the Special Meeting, stockholders of WE will vote upon a proposal to approve the Plan and Agreement of Merger, dated June 30, 1994 (the "Merger Agreement"), by and between WE and its affiliate, Wisconsin Natural Gas Company, a Wisconsin corporation ("WN"), pursuant to which WN would be merged with and into WE (the "Merger").

Stockholders of WE will also vote at the Special Meeting upon proposals to amend certain provisions of WE's Restated Articles of Incorporation, as amended (the "Restated Articles"), which would remove the specific reference to electric and steam operations in the description of WE's purpose; remove the special voting rights of the Six Per Cent. Preferred Stock, $100 par value per share (the "6% Preferred Stock"), Serial Preferred Stock, $100 par value per share (the "$100 Par Value Serial Preferred Stock") and the Serial Preferred Stock, $25 par value per share (the "$25 Par Value Serial Preferred Stock") (collectively, the "Preferred Stocks"), in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations; remove designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding; conform provisions relating to managing the business and affairs of WE during an emergency with appropriate sections of the revised Wisconsin Business Corporation Law (the "WBCL"); and conform the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL, thereby clarifying the applicability of such vote requirement to a statutory share exchange.

                       ------------------------------


NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF WE OR WN OR IN THE INFORMATION SET FORTH HEREIN SINCE THE DATE OF THIS PROXY STATEMENT.
                       ------------------------------

              The date of this Proxy Statement is October 31, 1994.

                             TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Summary .................................................................   3
   The Parties to the Merger ............................................   3
   The Special Meeting ..................................................   3
   The Merger ...........................................................   4
   Amendments to Restated Articles ......................................   6
   Selected Historical and Pro Forma Financial Data .....................   6
   Market Price Data ....................................................   8
   Recent Developments ..................................................   8
The Special Meeting .....................................................   9
   Place, Time and Date .................................................   9
   Purpose ..............................................................   9
   Record Date; Shares Entitled to Vote .................................   9
   Votes Required .......................................................   9
   Proxies ..............................................................  10
   Dissenters' Rights ...................................................  11
The Merger ..............................................................  12
   General ..............................................................  12
   Reasons for the Merger; Recommendation of the WE Board ...............  13
   Management and Operations of WE After the Merger .....................  13
   Conditions to Consummation of the Merger .............................  14
   Termination ..........................................................  14
   Regulatory Requirements ..............................................  14
   Certain Federal Income Tax Consequences ..............................  15
   Accounting Treatment .................................................  15
Amendments to Restated Articles .........................................  15
   General ..............................................................  15
   Removal of Specific Reference to Electric and Steam Operations .......  16
   Removal of Certain Special Voting Rights of the Preferred Stocks .....  16
   Removal of Certain Series Designations ...............................  18
   Conforming Emergency Provisions with the WBCL ........................  18
   Conforming Statutory References in Provision Governing Vote Required
     for Certain Extraordinary Transactions with the WBCL ...............  19
   Amendment to be Effected by the WE Board .............................  19
WE Stock Ownership ......................................................  20
Independent Accountants .................................................  20
Other Matters ...........................................................  21
Incorporation of Certain Documents by Reference .........................  21

APPENDIX A -- Plan and Agreement of Merger .............................. A-1
APPENDIX B -- Proposed Restated Articles of Incorporation of WE ......... B-1
APPENDIX C -- Subchapter XIII of the WBCL--Dissenters' Rights ........... C-1
APPENDIX D -- Pro Forma Combined Condensed Financial Statements of WE ... D-1
APPENDIX E -- Description of WE Preferred Stocks ........................ E-1

                                    SUMMARY

THE FOLLOWING SUMMARY INFORMATION IS QUALIFIED BY REFERENCE TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT, INCLUDING THE APPENDICES AND THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE. UNLESS OTHERWISE INDICATED, IN ACCORDANCE WITH THE POOLING OF INTERESTS METHOD OF ACCOUNTING, ALL FINANCIAL AND OTHER DATA IN THIS PROXY STATEMENT HAVE BEEN RESTATED TO GIVE RETROACTIVE EFFECT TO THE MERGER OF WISCONSIN SOUTHERN GAS COMPANY, INC. ("WS") WITH AND INTO WN EFFECTIVE JANUARY 1, 1994. CERTAIN CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED IN THIS SUMMARY HAVE THE MEANINGS ASCRIBED TO THEM ELSEWHERE IN THIS PROXY STATEMENT.


                                           The Parties to the Merger

Wisconsin Electric Power Company

WE, a subsidiary of Wisconsin Energy Corporation ("WEC"), is an electric utility which generates, transmits, distributes and sells electric energy in a territory of approximately 12,000 square miles with a population estimated at over 2,000,000 in southeastern (including the Milwaukee area), east central and northern Wisconsin and in the Upper Peninsula of Michigan. WE also distributes and sells steam to space heating and processing customers in downtown and near southside Milwaukee, Wisconsin. At December 31, 1993, WE had approximately 932,000 electric customers and 450 steam customers. WE's principal executive offices are located at 231 West Michigan Street, P.O. Box 2046, Milwaukee, Wisconsin 53201 (telephone number: (414) 221-2590).

Wisconsin Natural Gas Company

WN, a wholly-owned subsidiary of WEC, is a gas utility which purchases, stores, distributes and sells natural gas to retail customers and transports customer-owned gas in its three distinct service areas in Wisconsin: west and south of Milwaukee; the Appleton area and the Prairie du Chien area. The gas service territory has an estimated population of over 1,000,000 and is largely within the electric service area of WE. At December 31, 1993, WN had approximately 336,000 customers. WN's principal executive offices are located at 231 West Michigan Street, P.O. Box 2046, Milwaukee, Wisconsin 53201 (telephone number: (414) 221-2590).


                                              The Special Meeting

Place, Time and Date; Purpose

The Special Meeting of WE stockholders will be held in the auditorium of the Public Service Building, 231 West Michigan Street, Milwaukee, Wisconsin, at 9:00 a.m., Central Time, on Thursday, December 15, 1994. The purpose of the Special Meeting is to consider and vote upon approval of the Merger Agreement and the proposed amendments to the Restated Articles, attached hereto as Appendix A and Appendix B, respectively. See "The Special Meeting--Place, Time and Date" and "--Purpose."

Record Date; Shares Entitled to Vote

The WE Board has fixed the close of business on October 26, 1994 as the record date (the "Record Date") for determination of the stockholders entitled to notice of and to vote at the Special Meeting. Only holders of record of shares of WE Common Stock, $10.00 par value per share (the "WE Common Stock"), 6% Preferred Stock and $100 Par Value Serial Preferred Stock, 3.60% Series (the "3.60% Preferred Stock") on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock is entitled to one vote on each matter submitted to a vote. At the Record Date, there were 33,289,327 shares of WE Common Stock, 44,508 shares of 6% Preferred Stock and 260,000 shares of 3.60% Preferred Stock outstanding; no other voting securities were outstanding. All of the outstanding WE Common Stock, representing in excess of 99% of the total voting power of WE's outstanding voting securities, is owned beneficially by WEC. See "The Special Meeting--Record Date; Shares Entitled to Vote."

Votes Required

With respect to the Merger, the affirmative vote of (i) a majority of the votes entitled to be cast at the Special Meeting by the holders of shares of the 6% Preferred Stock and 3.60% Preferred Stock present or represented by proxy at the Special Meeting, voting together as one voting group, and (ii) a majority of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock, voting together as one voting group, is required for approval of the Merger Agreement. The affirmative vote of (i) two-thirds of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of 6% Preferred Stock and 3.60% Preferred Stock (voting as separate voting groups), and (ii) a majority of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock, voting together as one voting group, is required for approval of the amendment to the Restated Articles removing the special voting rights of the Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations. The affirmative vote of
(i) a majority of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock (voting as separate voting groups), and (ii) a majority of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock, voting together as one voting group, is required for approval of the amendment to the Restated Articles conforming the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL. The affirmative vote of a majority of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock, voting together as one voting group, is required for approval of the amendments to the Restated Articles removing the specific reference to electric and steam operations in the description of WE's purpose; removing designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding; and conforming provisions relating to managing the business and affairs of WE during an emergency with appropriate sections of the WBCL. THE WEC BOARD OF DIRECTORS (THE "WEC BOARD") HAS INDICATED ITS INTENTION TO VOTE ALL THE OUTSTANDING SHARES OF WE COMMON STOCK FOR APPROVAL OF THE MERGER AGREEMENT AND EACH PROPOSED AMENDMENT TO THE RESTATED ARTICLES. See "The Special Meeting--Votes Required."

Dissenters' Rights

Under the WBCL, holders of record and beneficial owners of the 6% Preferred Stock and the 3.60% Preferred Stock are entitled to dissenters' rights to object to the Merger and demand payment of the "fair value" of their shares in cash. Such persons do not have dissenters' rights under the WBCL with respect to the proposed amendments to the Restated Articles. The dissenters' rights provisions under the WBCL require strict compliance. ANY STOCKHOLDER WHO WISHES TO OBJECT TO THE MERGER AND DEMAND PAYMENT FOR SUCH STOCKHOLDER'S SHARES SHOULD CONSULT HIS OR HER OWN ATTORNEY OR ADVISOR. If a stockholder fails to perfect dissenters' rights by not strictly complying with the applicable statutory requirements, such stockholder will be bound by the terms of the Merger Agreement. See "The Special Meeting--Dissenters' Rights" and the statutory provisions set forth in Appendix C to this Proxy Statement.


                                The Merger

General

At the Effective Time of Merger, which is currently anticipated to be on December 31, 1995 at 12:00 midnight, Central Time, WN will merge with and into WE. No new shares of WE Common Stock will be issued in connection with the Merger. Each share of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock which is issued and outstanding immediately prior to the Effective Time of Merger will remain an identical issued and outstanding share of such respective stock of WE, as the surviving corporation, immediately after the Effective Time of Merger. Each share of WN Common Stock, $1.00 par value per share (the "WN Common Stock"), which is issued and outstanding and held by WEC prior to the Effective Time of Merger will be deemed cancelled at the Effective Time of Merger. As a result of the Merger, the independent corporate existence of WN will terminate and WE, as the surviving corporation in the Merger, will succeed to all of the assets and liabilities of WN. See "The Merger--General."

Recommendation of the WE Board

THE WE BOARD HAS APPROVED THE MERGER AGREEMENT AS ADVISABLE AND IN THE BEST INTERESTS OF WE AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF
THE MERGER AGREEMENT.                                      ---

For a discussion of the circumstances surrounding the Merger and the factors considered by the WE Board in making its recommendation, see "The Merger--Reasons for the Merger; Recommendation of the WE Board." Approval of the Merger Agreement by the WE stockholders is a condition to consummation of the Merger. See "The Merger--Conditions to Consummation of the Merger."

Management and Operations of WE After the Merger

After the Effective Time of Merger, WE, as the surviving corporation in the Merger, will continue to be a public utility subsidiary of WEC. The duly qualified and acting directors and officers of WE immediately prior to the Effective Time of Merger will be the directors and officers of WE immediately after the Effective Time of Merger. See "The Merger--Management and Operations of WE After the Merger."

Conditions to Consummation of the Merger

The respective obligations of WE and WN to consummate the Merger are subject to the fulfillment or waiver of certain conditions specified in the Merger Agreement, including among others, the approval of the Merger Agreement by the requisite vote of stockholders of WE and the securing of all requisite approvals of the Public Service Commission of Wisconsin (the "PSCW"), the Michigan Public Service Commission (the "MPSC") and such other regulatory authorities as deemed necessary. See "The Merger--Conditions to Consummation of the Merger."

Regulatory Requirements

Consummation of the Merger is subject to (i) approval of the Merger by the PSCW based upon its determination that the Merger is consistent with the public interest and (ii) approval of WE's assumption of WN's long-term liabilities in connection with the Merger by the MPSC based upon its finding that: such assumption is necessary for a lawful corporate purpose of WE; the use of the capital or property to be acquired to be secured by the liabilities so assumed is reasonably required for such lawful purpose; and the issue and amount of liabilities so assumed are essential for the successful carrying out of such lawful purpose. WE and WN filed a joint application to obtain the PSCW's consent to the Merger on October 12, 1994 and are awaiting PSCW approval. WE filed an application to obtain the MPSC's consent to the liabilities assumption on October 12, 1994 and is awaiting MPSC approval. WE and WN believe that they will receive the requisite regulatory approvals for the Merger, but there can be no assurance as to the receipt of such approvals or, if received, as to the timing of such approvals or as to the ability to obtain such approvals on terms satisfactory to WE and WN. See "The Merger--Conditions to Consummation of the Merger" and "--Regulatory Requirements."


Certain Federal Income Tax Consequences

WE has received an opinion, dated October 31, 1994, of Quarles & Brady, counsel to WE, WN and WEC, to the effect that, as of such date, the Merger would be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that WE and WN would each be a party to that reorganization within the meaning of Section 368(b) of the Code. It is anticipated that Quarles & Brady will issue a similar opinion immediately prior to the Effective Time of Merger. For federal income tax purposes, qualifying as a reorganization means: (i) no gain or loss will be recognized by WE, WN or WEC as a result of the Merger; (ii) no gain or loss will be recognized upon consummation of the Merger by the holders of WE Common Stock, 6% Preferred Stock or 3.60% Preferred Stock who do not perfect their right to dissent from the Merger; and (iii) where cash is received by a holder of the 6% Preferred Stock or 3.60% Preferred Stock who perfects his or her dissenter's rights as to the Merger, the cash will be treated as having been received by such holder as a distribution in redemption of such respective stock, subject to the provisions and limitations of Section 302 of the Code. ALL HOLDERS OF THE 6% PREFERRED STOCK AND THE 3.60% PREFERRED STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS. See "The Merger--Certain Federal Income Tax Consequences."

Accounting Treatment

The Merger will be accounted for by the consolidation of the accounts of WE and WN. See "The Merger--Accounting Treatment."


                        Amendments to Restated Articles

Stockholders of WE are being asked to consider and approve several amendments to the Restated Articles which would (i) remove the specific reference to electric and steam operations in the description of WE's purpose; (ii) remove the special voting rights of the Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations; (iii) remove designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding; (iv) conform provisions relating to managing the business and affairs of WE during an emergency with appropriate sections of the WBCL; and (v) conform the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL, thereby clarifying the applicability of such vote requirement to a statutory share exchange. See "Amendments to Restated Articles."

THE WE BOARD HAS APPROVED THE PROPOSED AMENDMENTS TO THE RESTATED ARTICLES AS ADVISABLE AND IN THE BEST INTERESTS OF WE AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF EACH SUCH AMENDMENT.
       ---

               Selected Historical and Pro Forma Financial Data

The following tables set forth (i) selected historical financial data for WE and WN for the periods and as of the dates indicated; and (ii) unaudited pro forma combined condensed selected financial data for the periods and as of the dates indicated, giving effect to the Merger by the consolidation of the accounts of WE and WN. The WE and WN historical financial data should be read in conjunction with the financial statements and notes thereto contained in the WE and WN documents incorporated by reference herein. See "Incorporation of Certain Documents by Reference." The pro forma combined condensed financial data should be read in conjunction with the pro forma combined condensed financial statements appearing in Appendix D to this Proxy Statement.

Wisconsin Electric Power Company

The selected historical financial data of WE for each of the five fiscal years in the period ended December 31, 1993 and for the twelve month period ended June 30, 1994 set forth below have been derived from the financial statements of WE. The WE financial statements for each of the five fiscal years in the period ended December 31, 1993 have been audited by Price Waterhouse LLP, independent accountants. The financial statements for the twelve month period ended June 30, 1994 are unaudited. In the opinion of WE management, such unaudited data include all adjustments, consisting only of normal recurring accruals, necessary for fair presentation.

                          At or For                             At or For
                        Twelve Months                    Year Ended December 31,
                            Ended        --------------------------------------------------------------
                        June 30, 1994       1993         1992         1991         1990         1989
                       -------------     ----------   ----------   ----------   ----------   ----------
                         (Unaudited)
                                                            (In thousands)(a)
Operating revenues       $1,402,807      $1,361,934   $1,311,816   $1,305,795   $1,220,171   $1,257,993

Earnings available for
 common stockholder         152,861(b)      173,548      155,826      175,641      179,990      184,354

Total assets              3,753,355       3,693,556    3,285,845    3,052,133    2,972,903    2,967,006

Long-term debt and
 preferred stock
 --redemption required    1,190,102       1,193,994    1,195,210    1,110,572    1,002,852    1,016,197

Common stock equity       1,414,081       1,399,686    1,294,099    1,203,220    1,180,324    1,190,355





____________________
(a) Earnings, dividends and book value per share of WE Common Stock are not provided as all such stock is held by WEC.

(b) In the first quarter of 1994, WE recorded a $63.5 million before tax charge ($39 million net of tax) related to its revitalization program. The charge reflects primarily the costs of voluntary severance and early retirement packages which are being used to reduce employee staffing levels.

Wisconsin Natural Gas Company

The selected historical financial data of WN for each of the five fiscal years in the period ended December 31, 1993 and for the twelve month period ended June 30, 1994 set forth below have been derived from the financial statements of WN (restated to reflect the WS merger effective January 1, 1994). The WN financial statements for each of the five fiscal years in the period ended December 31, 1993 have been audited by Price Waterhouse LLP, independent accountants. The financial statements for the twelve month period ended June 30, 1994 are unaudited. Because all of the data presented below reflects the combined operations and financial position of WN and WS, it is unaudited. In the opinion of WN management, such unaudited data include all adjustments, consisting only of normal recurring accruals, necessary for fair presentation.


                          At or For                             At or For
                        Twelve Months                    Year Ended December 31,
                            Ended        --------------------------------------------------------------
                        June 30, 1994       1993         1992         1991         1990         1989
                       -------------     ----------   ----------   ----------   ----------   ----------
                         (Unaudited)
                                                            (In thousands)(a)
Operating revenues         $353,380        $331,301     $283,699     $273,804     $259,672     $273,975

Earnings available for
 common stockholder          12,563(b)       14,155       14,209       12,913       10,830       13,785

Total assets                345,036         385,460      338,021      313,959      303,612      312,759

Long-term debt               68,155          80,482       84,802       60,445       64,055       64,763

Common stock equity         134,205         127,813      113,294      108,581       98,094       96,687



_____________________

(a) Earnings, dividends and book value per share of WN Common Stock are not provided as all such stock is held by WEC.

(b) In the first quarter of 1994, WN recorded a $10.4 million before tax charge
    ($6 million net of tax) related to its revitalization program. The charge reflects primarily the costs of voluntary severance and early retirement packages which are being used to reduce employee staffing levels.


Pro Forma Combined Condensed Data

The selected pro forma combined condensed financial data for each of the three fiscal years in the period ended December 31, 1993 and for the twelve month period ended June 30, 1994 set forth below have been derived from the financial statements of WE and WN (restated to reflect the WS merger). The selected pro forma combined condensed financial data is unaudited. Such data is intended for informational purposes only and is not necessarily indicative of the future results of operations or the future financial position of the combined entity or of the results of operations and financial position of the combined entity that would have actually occurred had the Merger been in effect as of the dates or for the periods presented.

                          At or For                    At or For
                        Twelve Months           Year Ended December 31,
                            Ended        ------------------------------------
                        June 30, 1994       1993         1992         1991
                       -------------     ----------   ----------   ----------
                         (Unaudited)
                                                  (In thousands)(a)
Operating revenues       $1,756,187      $1,693,235   $1,595,515   $1,579,599

Earnings available for
 common stockholder         165,424(b)      187,703      170,035      188,554

Total assets              4,098,391       4,079,016    3,623,866    3,366,092

Long-term debt and
 preferred stock
 --redemption required    1,258,257       1,274,476    1,280,012    1,171,017

Common stock equity       1,548,286       1,527,499    1,407,393    1,311,801


____________________
(a) Earnings, dividends and book value per share of WE Common Stock on a pro forma basis are not provided as all such stock is held by WEC.

(b) Reflects $73.9 million before tax charge ($45 million net of tax) recorded in the first quarter of 1994 related to WE and WN's revitalization programs. The charge reflects primarily the costs of voluntary severance and early retirement packages which are being used to reduce employee staffing levels at WE and WN.


                             Market Price Data

All of the WE and WN Common Stock is held by WEC. The 6% Preferred Stock and the 3.60% Preferred Stock are traded over-the-counter but are not quoted on the National Association of Securities Dealers Automated Quotations System. On January 21, 1994, the trading date immediately preceding public announcement of the Merger, the bid and asked prices per share of the 6% Preferred Stock were $85.75 and $86.75, respectively; such prices for the 3.60% Preferred Stock were $51.375 and $52.50, respectively.


On October 24, 1994, the most recent date for which it was practicable to obtain market price data prior to the printing of this Proxy Statement, the bid and asked prices per share of the 6% Preferred Stock were $72.75 and $73.75, respectively; such prices for the 3.60% Preferred Stock were $43.50 and $44.50, respectively. At that date, there were approximately 400 holders of record of the 6% Preferred Stock and approximately 2,700 holders of record of the 3.60% Preferred Stock.


                            Recent Developments

On September 8, 1994, the PSCW issued a notice that it will conduct an investigation into the state of the electric utility industry in Wisconsin, particularly its institutional structure and regulatory regime, in order to evaluate what changes would be beneficial for Wisconsin. The notice states that this investigation may result in profound and fundamental changes to the nature and regulation of the electric utility industry in Wisconsin. It is the PSCW's stated intention that this proceeding will establish criteria and direction for utilities to incorporate into any proposals involving structural or regulatory change they may put forward. The PSCW also intends that the proceeding reflect input from all those having a stake in Wisconsin's electric utility industry, including large and small retail customers; wholesale customers; utility management; utility security holders; independent power producers; purveyors of demand-side options and renewable resources; representatives of the environmental, financial, academic, labor, small business and governmental communities; and elected representatives. The PSCW has invited interested persons to submit comments as to appropriate objectives for regulation of the electric utility industry and the utility structures and regulatory approaches likely to provide the best balance of such objectives. An initial question and answer session on these submissions has been scheduled for November 28, 1994.

                              THE SPECIAL MEETING

Place, Time and Date

The Special Meeting of WE stockholders will be held in the auditorium of the Public Service Building, 231 West Michigan Street, Milwaukee, Wisconsin, at 9:00 a.m., Central Time, on Thursday, December 15, 1994. This Proxy Statement is being sent to holders of the 6% Preferred Stock and the 3.60% Preferred Stock and accompanies a form of proxy which is being solicited by the WE Board for use at the Special Meeting and any adjournment or postponement thereof.



Purpose

The purpose of the Special Meeting is to consider and vote upon the approval of (i) the Merger Agreement, providing for the merger of WN with and into WE;
(ii) an amendment to the Restated Articles to remove the specific reference to electric and steam operations in the description of WE's purpose; (iii) an amendment to the Restated Articles to remove the special voting rights of the Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations; (iv) an amendment to the Restated Articles to remove designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding; (v) an amendment to the Restated Articles to conform provisions relating to managing the business and affairs of WE during an emergency with appropriate sections of the WBCL; and (vi) an amendment to the Restated Articles to conform the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL, thereby clarifying the applicability of such vote requirement to a statutory share exchange. Stockholders may consider and vote upon such other matters, if any, as may properly come before the Special Meeting. Only business within the purpose described in the Notice of Special Meeting may be conducted at the Special Meeting. See "Other Matters."


Record Date; Shares Entitled to Vote

The WE Board has fixed the close of business on October 26, 1994 as the Record Date for determination of the stockholders entitled to notice of and to vote at the Special Meeting. Only holders of record of shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock, the only classes of voting stock of WE outstanding, on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock is entitled to one vote on each matter submitted to a vote. At the Record Date, there were 33,289,327 shares of WE Common Stock, 44,508 shares of 6% Preferred Stock and 260,000 shares of 3.60% Preferred Stock outstanding. All of the outstanding WE Common Stock, representing in excess of 99% of the total voting power of WE's outstanding voting securities, is owned beneficially by WEC. A list of stockholders of record entitled to vote at the Special Meeting will be available for inspection by stockholders at WE's principal office prior to and at the Special Meeting.

Votes Required

Under the WBCL, shares entitled to vote as a separate voting group may take action on a matter at the Special Meeting only if a quorum of those shares, represented in person or by proxy, exists with respect to that matter. A majority of the votes entitled to be cast on a matter by each voting group entitled to vote will constitute a quorum of stockholders at the Special Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for the purpose of establishing a quorum.

With respect to the Merger, the affirmative vote of (i) a majority of the votes entitled to be cast at the Special Meeting by the holders of shares of the 6% Preferred Stock and 3.60% Preferred Stock present or represented by proxy at the Special Meeting, voting together as one voting group, and (ii) a majority of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock, voting together as one voting group, is required for approval of the Merger Agreement. The affirmative vote of (i) two-thirds of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of 6% Preferred Stock and 3.60% Preferred Stock (voting as separate voting groups), and (ii) a majority of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock, voting together as one voting group, is required for approval of the amendment to the Restated Articles removing the special voting rights of the Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations. The affirmative vote of (i) a majority of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock (voting as separate voting groups), and (ii) a majority of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock, voting together as one voting group, is required for approval of the amendment to the Restated Articles conforming the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL. The affirmative vote of a majority of all the votes entitled to be cast at the Special Meeting by the holders of the outstanding shares of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock, voting together as one voting group, is required for approval of the amendments to the Restated Articles removing the specific reference to electric and steam operations in the description of WE's purpose; removing designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding; and conforming provisions relating to managing the business and affairs of WE during an emergency with appropriate sections of the WBCL.

As to each such proposal before stockholders at the Special Meeting, abstentions will have the same effect as votes cast against approval of the proposal. Broker non-votes will also have the same effect as votes cast against approval of each proposal except that broker non-votes will not be counted as votes entitled to be cast at the Special Meeting by the holders of shares of the 6% Preferred Stock and 3.60% Preferred Stock present or represented by proxy, voting together as one class, in determining whether holders of a majority of such votes have voted to approve the Merger Agreement.

THE WEC BOARD HAS INDICATED ITS INTENTION TO VOTE ALL THE OUTSTANDING SHARES OF WE COMMON STOCK FOR APPROVAL OF THE MERGER AGREEMENT AND EACH PROPOSED AMENDMENT TO THE RESTATED ARTICLES. Such votes by WEC would assure approval of all of the proposals to be considered at the Special Meeting except approval of: (i) the Merger Agreement; (ii) the amendment to the Restated Articles removing the special voting rights of the Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations; and (iii) the amendment to the Restated Articles conforming the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL. WEC has also indicated its intention to consent to the Merger as the sole stockholder of WN.

Proxies

Holders of the 6% Preferred Stock and the 3.60% Preferred Stock may vote
either in person or by properly executed proxy.   By completing and returning
the form of proxy, the stockholder authorizes the named proxies, Richard A. Abdoo, John W. Boston and Ann Marie Brady, to vote all the stockholder's shares on such stockholder's behalf. All properly executed proxies returned will be voted as the stockholders direct. If no direction is given, the proxies will be voted FOR approval of the Merger Agreement and FOR approval of each of the proposed amendments to the Restated Articles.

Any proxy given pursuant to this solicitation or otherwise may be revoked by the person giving it by voting in person at the Special Meeting, by written notice to WE's Secretary or by delivery of a later-dated proxy, in each case prior to the closing of the polls for voting at the Special Meeting. Attendance at the Special Meeting will not in itself constitute revocation of a proxy.

WE will bear the cost of the solicitation of proxies. Proxies may be solicited by certain officers and employees of WE by mail, by telephone or other communications, or personally without compensation apart from their normal salaries, except that several WE employees will be specially engaged to make proxy solicitations for which they will be paid an aggregate fee anticipated not to exceed $7,000. WE has retained D.F. King & Co., Inc. to assist in the solicitation of proxies from stockholders, including brokers' accounts, at a fee anticipated not to exceed $7,500, plus reasonable out-of-pocket expenses. Salomon Brothers Inc has rendered financial advisory services for WE with respect to the proposed amendments to the Restated Articles for which it will be paid a fee, and may also solicit proxies from select stockholders at a fee anticipated not to exceed $10,000, plus reasonable out-of-pocket expenses.


If any other matters are properly presented at the Special Meeting for consideration, including, among other things, consideration of a motion to adjourn the Special Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. As of the date hereof, the WE Board knows of no such other matters.

Dissenters' Rights

THE FOLLOWING DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTIONS
180.1301 THROUGH 180.1331 OF THE WBCL ("SUBCHAPTER XIII"), WHICH IS ATTACHED HERETO AS APPENDIX C AND IS INCORPORATED HEREIN BY REFERENCE.

Holders of record and beneficial owners of the 6% Preferred Stock and the 3.60% Preferred Stock are entitled to dissenters' rights with respect to the Merger under Subchapter XIII. Pursuant to Section 180.1302 of the WBCL, any holder of the 6% Preferred Stock or the 3.60% Preferred Stock, or any beneficial owner of shares of such stock held by a nominee as the stockholder of record, has the right to object to the Merger and demand payment of the "fair value" of his or her shares in cash. Any such WE stockholder or beneficial stockholder electing to do so must file with WE, before the Merger vote is taken, a written notice of intent to demand payment that complies with
Section 180.0141 of the WBCL. A vote against approval of the Merger Agreement, in person or by proxy, will not in and of itself constitute a notice of objection satisfying Section 180.0141. Furthermore, such WE stockholder or beneficial stockholder may not vote his or her shares in favor of the Merger Agreement. Because an executed proxy on which no voting direction is made will be voted FOR approval of the Merger Agreement, a dissenting stockholder who wishes to have his or her shares represented by a proxy at the Special Meeting but preserve his or her dissenters' rights must mark such proxy either to vote against the Merger Agreement or to abstain from voting thereon, in addition to complying with the other requirements as described herein.

Any such WE stockholder may assert dissenters' rights as to fewer than all shares registered in his or her name only if the stockholder dissents with respect to all shares beneficially owned by any one person and notifies WE in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. In order to assert dissenters' rights, a beneficial stockholder must submit to WE the stockholder's written consent to the dissent not later than the time that the beneficial stockholder asserts dissenters' rights, which consent should be with respect to all shares of which he or she is the beneficial stockholder.

If the Merger Agreement is approved by the requisite vote at the Special Meeting, WE will send within 10 days after such approval to any dissenting stockholder who has preserved his or her dissenters' rights by filing such intent to demand payment and refraining from voting his or her shares in favor of the Merger Agreement, a dissenters' notice including or having attached a form for demanding payment that requires the stockholder or beneficial stockholder asserting dissenters' rights to certify whether he or she acquired beneficial ownership of the shares before the first announcement to the news media or to stockholders of the terms of the Merger, a statement indicating where the stockholder or beneficial stockholder must send the payment demand and where and when certificates for the shares of 6% Preferred Stock or 3.60% Preferred Stock must be deposited, a date by which WE must receive the payment demand and a copy of Subchapter XIII. Persons receiving a dissenters' notice must demand payment in writing within the requisite time and certify whether they acquired beneficial ownership of the shares before the date specified in the dissenters' notice. The dissenter's certificates for shares of such stock must also be deposited in accordance with the terms of the notice.

As soon as the Merger is consummated or upon receipt of a payment demand, whichever is later, WE will pay each stockholder who has perfected his or her dissenters' rights the amount that WE estimates to be the fair value of his or her shares plus accrued interest. The payment shall be accompanied by WE's latest available audited financial statements, a statement of WE's estimate of the fair value of the shares, an explanation of the calculation of interest, a statement of the dissenter's right to demand payment if the dissenter is dissatisfied with WE's payment and a copy of Subchapter XIII.

WE may elect to withhold payment from a dissenter who was not the beneficial owner of shares before the date specified in the dissenters' notice. To the extent WE elects to withhold such payment after consummating the Merger, WE shall estimate the fair value of the shares plus accrued interest and shall pay that amount to each dissenter who agrees to accept it in full satisfaction of his or her demand. WE shall send with its offer of payment a statement of its estimate of the fair value of the shares, an explanation of how interest was calculated and a statement of the dissenter's right to demand payment if he or she is dissatisfied with the offer.

A dissenter, within 30 days after WE has made or offered payment for his or her shares, shall notify WE in writing in accordance with Section 180.0141 of the WBCL if he or she is dissatisfied with the payment or offer. The notice shall state the dissenter's estimate of the fair value of his or her shares and the amount of interest due and demand payment of that estimate less the payment already received from WE, or for dissenters whose payments have been withheld, reject the offer of payment and demand payment of the fair value of his or her shares and interest due if certain conditions are satisfied.

If a dissenter's demand for payment remains unsettled, WE may bring a special proceeding within 60 days after receiving the payment demand and petition a court to determine the fair value of WE shares and accrued interest. If this special proceeding is not brought within the 60-day period, WE must pay each dissenter whose demand remains unsettled the amount demanded.

For purposes of Subchapter XIII, the "fair value" of WE's shares is determined immediately before the consummation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger unless such exclusion would be inequitable.

Since the foregoing description is not a complete summary of the provisions of Subchapter XIII, any stockholder who may be considering exercising his or her rights as a dissenter is urged to refer to the full text of such Subchapter in Appendix C. The provisions of Subchapter XIII require strict compliance. ANY STOCKHOLDER WHO WISHES TO OBJECT TO THE MERGER AND DEMAND PAYMENT FOR HIS OR HER SHARES SHOULD CONSULT HIS OR HER OWN ATTORNEY OR ADVISOR. If a stockholder fails to perfect dissenters' rights by not strictly complying with the applicable statutory requirements, such stockholder will be bound by the terms of the Merger Agreement.

Holders and beneficial owners of the 6% Preferred Stock and 3.60% Preferred Stock do not have dissenters' rights under the WBCL with respect to the proposed amendments to the Restated Articles.

                                  THE MERGER

THE INFORMATION CONTAINED IN THIS PROXY STATEMENT WITH RESPECT TO THE MERGER IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF THE MERGER AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A AND IS INCORPORATED HEREIN BY REFERENCE.

General

The Merger Agreement provides for the merger of WN with and into WE. WE will be the surviving corporation in the Merger. The Merger will be effective at the date and time specified in the Articles of Merger filed with the Secretary of State of Wisconsin (the "Effective Time of Merger"). It is currently anticipated that, subject to the receipt of all requisite regulatory approvals and other factors, the Effective Time of Merger will be on December 31, 1995 at 12:00 midnight, Central Time. The Merger Agreement is being presented for a vote by WE stockholders at this time so as to permit the holders of 6% Preferred Stock and 3.60% Preferred Stock to exercise the special voting rights on the Merger that are provided for in the Restated Articles; such special voting rights would be removed for future merger transactions by an amendment to the Restated Articles proposed for approval at the Special Meeting. See "Amendments to Restated Articles--Removal of Certain Special Voting Rights of the Preferred Stocks."


Upon the terms and subject to the conditions set forth in the Merger Agreement, each share of WE Common Stock, 6% Preferred Stock and 3.60% Preferred Stock which is issued and outstanding immediately prior to the

Effective Time of Merger will, without any action on the part of the holders thereof, remain an identical issued and outstanding share of such respective stock of WE, as the surviving corporation, immediately after the Effective Time of Merger. No new shares of WE Common Stock will be issued in connection with the Merger. Each share of WN Common Stock which is issued and outstanding and held by WEC prior to the Effective Time of Merger will be deemed cancelled at the Effective Time of Merger.

As a result of the Merger, the independent corporate existence of WN will terminate and WE, as the surviving corporation in the Merger, will succeed to all of the assets and liabilities of WN.

Reasons for the Merger; Recommendation of the WE Board

For years, WEC has given consideration from time to time as to whether it would be desirable to merge WN into WE. For example, as early as December 1, 1980, WE executed a supplemental indenture for certain first mortgage bonds which, among other things, contingently amended WE's Mortgage and Deed of Trust dated October 28, 1938 (the "WE Indenture") to permit WE to include gas properties in the calculation of certain leverage tests, satisfaction of which is necessary to effect certain acquisitions and mergers. However, although considered, the merger of WN into WE was never implemented.

More recently, the increasingly competitive pressures in the markets for both electricity and natural gas required WEC, WE and WN to more closely evaluate the benefits of a merger of WN into WE. In January, 1994, management of WEC concluded that the Merger was necessary to better position the surviving company for future growth and success in an intense competitive environment. The Merger was determined to be advisable by the Board of Directors of WN (the "WN Board") at a meeting held on January 24, 1994. The Boards of Directors of WE and WEC determined the Merger to be advisable at meetings held on January 26, 1994. At such meetings, officers of each company were authorized to take all necessary actions to implement the Merger. In accordance with such authorizations, officers of WE and WN executed the Merger Agreement on June 30, 1994. The Boards of Directors of WE, WN and WEC approved the Merger Agreement at meetings held on October 26, 1994, October 24, 1994 and October 26, 1994, respectively.

The WE and WN Boards believe that the terms and conditions of the Merger are fair to, and in the best interests of, WE, WN and all of their respective stockholders. In particular, the WE and WN Boards believe that the Merger will generate additional savings to customers through the ability to more fully integrate operations, thereby resulting in lower operating costs than would otherwise be attainable if the separate existence of the companies continued; allow for significant improvements in customer service by facilitating the transition to a "one-stop shop" for customers' energy needs; and strengthen the competitive position of WE in all energy markets served.


WE believes significant efficiencies can be achieved by combining the electric and gas system operations because of the overlap of the WE and WN service areas. Operating efficiencies will result from optimizing employment levels and eliminating duplicate functions. WE estimates that it may take up to three years after the Effective Time of Merger to fully integrate all operations before the maximum level of operating cost savings can be realized. The Merger will also enable the combined company to further improve customer service as it will be able to offer customers an array of energy alternatives to meet their needs. Furthermore, the flexibility provided by the Merger is expected to give WE a significant advantage in meeting the challenges and uncertainties of the new market conditions.


THE WE BOARD HAS APPROVED THE MERGER AGREEMENT AS ADVISABLE AND IN THE BEST INTERESTS OF WE AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF
THE MERGER AGREEMENT.                                      ---


Management and Operations of WE After the Merger

After the Effective Time of Merger, WE, as the surviving corporation in the Merger, will continue to be a public utility subsidiary of WEC and fully subject to regulation to the extent it and WN are now regulated by the PSCW, MPSC and other applicable regulatory agencies. WE's service territory after consummation of the Merger will include its current electric and steam service territory and WN's gas service territory immediately prior to the Merger. The duly qualified and acting directors and officers of WE immediately prior to the Effective Time of Merger will be the directors and officers of WE immediately after the Effective Time of Merger. WE's Restated Articles and Bylaws (the "Bylaws") as in effect immediately prior to the Effective Time of Merger shall be WE's Restated Articles and Bylaws immediately after the Effective Time of Merger.

Conditions to Consummation of the Merger

The respective obligations of WE and WN to consummate the Merger are subject to the fulfillment or waiver of certain conditions specified in the Merger Agreement, including among others: (i) the approval of the Merger Agreement by the requisite vote of stockholders of WE and the consent of WEC as the sole stockholder of WN; (ii) the securing of all requisite approvals of the PSCW, the MPSC and such other regulatory authorities as deemed necessary; and (iii) the taking of all actions necessary under the WE Indenture, the WN Mortgage and Deed of Trust dated June 1, 1950 and the WN Debt Securities Indenture dated September 1, 1992 to consummate the Merger. See "--Regulatory Requirements" below.

Termination

The Merger Agreement may be terminated, whether before or after approval thereof by the WE stockholders, and the Merger abandoned at any time prior to the Effective Time of Merger by the mutual written consent of WE and WN. In the event the Merger Agreement is terminated, WE and WN will pay their own costs and expenses incurred in connection with the Merger Agreement, and no such party (or any of its directors, officers or stockholders) will be liable to the other party for any costs, expenses, damages or loss.

Regulatory Requirements

Set forth below is a summary of the regulatory approvals that WE and WN are required to obtain in connection with the Merger.


PUBLIC SERVICE COMMISSION OF WISCONSIN. WE and WN are subject, as public utility companies, to the jurisdiction of the PSCW with respect to, among other things, rates, standards of service, issuance of securities, construction of new facilities, transactions with affiliates, levels of short-term debt obligations, billing practices and various other matters. Under Wisconsin law, the Merger requires the consent and approval of the PSCW, based on its determination that the Merger is consistent with the public interest. WE and WN filed a joint application to obtain the PSCW's consent to the Merger on October 12, 1994. In the joint application, WE and WN have requested the PSCW to approve the Merger as in the public interest, and have sought all other requisite PSCW approvals with respect to financial, accounting and rate matters, including, but not limited to: (i) the accounting transactions necessary to reflect the Merger; (ii) WE's adoption of WN's tariff schedules, including the rates, charges, rules and regulations of WN governing the rendering of gas services; (iii) the application to WE of PSCW orders establishing accounting, depreciation and other practices applicable to WN; and (iv) any other actions relating to the Merger as the PSCW shall reasonably and lawfully determine to be within its statutory jurisdiction. WE and WN are awaiting PSCW approval of the joint application.


MICHIGAN PUBLIC SERVICE COMMISSION. WE is subject to the regulation of the MPSC as to various matters associated with retail electric service in Michigan, including standards of service, issuance of securities, billing practices and various other matters. Under Michigan law, WE's assumption of WN's long-term liabilities in connection with the Merger requires the approval of the MPSC, based upon its finding that: such assumption is necessary for a lawful corporate purpose of WE; the use of the capital or property to be acquired to be secured by the liabilities so assumed is reasonably required for such lawful purpose; and the issue and amount of liabilities so assumed are essential for the successful carrying out of such lawful purpose. WE filed an application to obtain the MPSC's consent to its assumption of WN's liabilities in connection with the Merger on October 12, 1994. In the application, WE has requested the MPSC to approve the assumption of liabilities as in the public interest and has sought all other requisite approvals in connection with the Merger. WE is awaiting MPSC approval of the application.


While WE and WN believe that they will receive the requisite regulatory approvals for the Merger, there can be no assurance as to the receipt of such approvals or, if received, as to the timing of such approvals or as to the ability to obtain such approvals on satisfactory terms.

Certain Federal Income Tax Consequences

WE has received an opinion, dated October 31, 1994, of Quarles & Brady, counsel to WE, WN and WEC, to the effect that, as of such date, the Merger would be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that WE and WN would each be a party to that reorganization within the meaning of Section 368(b) of the Code. The opinion is based on certain assumptions and representations by the managements of WE, WN and WEC. It is anticipated that Quarles & Brady will issue a similar opinion, based on certain assumptions and representations, immediately prior to the Effective Time of Merger. A ruling from the Internal Revenue Service concerning the Merger's qualification as a reorganization for federal income tax purposes will not be requested.

The following summarizes certain federal income tax consequences of the Merger based on the provisions of the Code, the applicable regulations thereunder, judicial authority and current administrative rulings and practice as of the date hereof, all of which are subject to change, possibly with retroactive effect: (i) no gain or loss will be recognized by WE, WN or WEC as a result of the Merger; (ii) no gain or loss will be recognized upon consummation of the Merger by the holders of WE Common Stock, 6% Preferred Stock or 3.60% Preferred Stock who do not perfect their right to dissent from the Merger; and
(iii) where cash is received by a holder of the 6% Preferred Stock or 3.60% Preferred Stock who perfects his or her dissenter's rights as to the Merger, the cash will be treated as having been received by such holder as a distribution in redemption of such respective stock, subject to the provisions and limitations of Section 302 of the Code. See "The Special Meeting-- Dissenters' Rights."

THE FOREGOING CONSTITUTES ONLY A GENERAL DESCRIPTION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH HOLDER OF THE 6% PREFERRED STOCK AND 3.60% PREFERRED STOCK. ALL SUCH STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Accounting Treatment

The Merger will be accounted for by the consolidation of the accounts of WE and WN. This accounting treatment for the combination of assets and liabilities is similar to that which would result from a pooling of interests in that the assets and liabilities would be combined at historical book values. Income of WE as the surviving corporation will include income of WN for the entire fiscal year in which the Merger occurs. The reported income of the separate entities for the prior periods will be combined and restated as income of WE.


                        AMENDMENTS TO RESTATED ARTICLES

THE INFORMATION CONTAINED IN THIS PROXY STATEMENT WITH RESPECT TO THE PROPOSED AMENDMENTS TO THE RESTATED ARTICLES IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF SUCH AMENDMENTS, WHICH ARE ATTACHED HERETO AS APPENDIX B AND ARE INCORPORATED HEREIN BY REFERENCE.

General

Stockholders of WE are being asked to consider and approve several amendments to the Restated Articles which would: (i) remove the specific reference to electric and steam operations in the description of WE's purpose; (ii) remove the special voting rights of the Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations; (iii) remove designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding; (iv) conform provisions relating to managing the business and affairs of WE during an emergency with appropriate sections of the WBCL; and (v) conform the statutory references in the provisions setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL, thereby clarifying the applicability of such vote requirement to a statutory share exchange. Appendix B contains the proposed amendments to the Restated Articles to be voted upon by stockholders at the Special Meeting. Appendix B also sets forth an amendment to the Restated Articles which the WE Board, pursuant to provisions in the WBCL, intends to effect without stockholder action after the Special Meeting. The WE Board also intends to restate the Restated Articles to reflect such amendments approved at the Special Meeting and all amendments previously adopted by stockholders and the WE Board since the last restatement. See "--Amendment to be Effected by the WE Board" below. Amendments to the Restated Articles approved by stockholders or the WE Board and the anticipated restatement of the Restated Articles reflecting all amendments will each be effective on the dates of receipt for filing by the Wisconsin Secretary of State. For a brief summary of certain of the existing rights and preferences of the Preferred Stocks, see Appendix E hereof.


Removal of Specific Reference to Electric and Steam Operations


Article II. of the Restated Articles currently provides that WE is "organized for the purpose of engaging in any lawful activity within the purposes for which corporations may be organized under the Wisconsin Business Corporation Law, including but not limited to the purchase, production, transmission and delivery of electric power and steam." Upon consummation of the Merger, in addition to continuing to be engaged in its historical electric utility operations, WE will thenceforth also be engaged in the historical gas utility operations of WN, including the purchase, storage, distribution and sale of natural gas to retail customers and the transportation of customer-owned gas. Consequently, the WE Board recommends that stockholders approve the removal of the last clause of the purpose provision which refers, by way of illustrating a lawful purpose, only to the purchase, production, transmission and delivery of electric power and steam.


Removing the reference to electric and steam operations in such Article would not alter the purpose for which WE is organized or reduce or augment its powers. WE would continue to be authorized to engage in any lawful activity within the purposes for which corporations may be organized under the WBCL, including both electric and gas utility operations. Deleting such reference would simply avoid an incomplete description in the Restated Articles of WE's operations after consummation of the Merger.

THE WE BOARD HAS APPROVED THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES TO REMOVE THE SPECIFIC REFERENCE TO ELECTRIC AND STEAM OPERATIONS IN THE DESCRIPTION OF WE'S PURPOSE AS ADVISABLE AND IN THE BEST INTERESTS OF WE AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF SUCH AMENDMENT.
                                       ---

Removal of Certain Special Voting Rights of the Preferred Stocks

In addition to the general voting rights of the Preferred Stocks to vote on each matter submitted to a vote at a meeting of stockholders (except as otherwise provided in the Restated Articles), the Preferred Stocks are entitled to special voting rights on certain matters, including in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations. See "Description of WE Preferred Stocks" in Appendix E hereto. Specifically, Article III.C.(7) of the Restated Articles provides that so long as any of the Preferred Stocks are outstanding, WE may not, without the consent of the holders of a majority of the total number of shares of such stock, voting together as one voting group, present or represented by proxy at a meeting duly called for the purpose: (i) issue or assume any unsecured indebtedness (except for refunding outstanding unsecured securities or redeeming or retiring shares of the $100 Par Value Serial Preferred Stock or $25 Par Value Serial Preferred Stock) unless, immediately after such issuance or assumption, the total principal amount of all outstanding unsecured indebtedness (including unsecured securities then to be issued or assumed) would not exceed 25% of the total principal amount of all secured indebtedness, issued or assumed by WE, then to be outstanding, plus capital and surplus of WE; or (ii) merge or consolidate (but not including a purchase or acquisition by WE of the franchises or assets of another corporation) with or into any other corporation unless such transaction, or any related issuance or assumption of securities, has been ordered, approved or permitted by the Securities and Exchange Commission under the provisions of the Public Utility Holding Company Act of 1935 or by another federal regulatory authority having jurisdiction. Article III.C.(7) also requires, in the first instance, a majority of the outstanding shares of the Preferred Stocks, without regard to class or series, to constitute a quorum but permits a quorum of one-third of such shares if the majority quorum requirement is not attained at a stockholders meeting called to consider the issuance or transaction or at any adjournment thereof within thirty days from the date of such meeting as originally called.

The WE Board recommends stockholder approval of an amendment to the Restated Articles which would remove Article III.C.(7) and renumber the remaining subsections of Article III.C. To date, WE's long-term debt financing generally has been accomplished through the issuance of first mortgage bonds (secured debt financing) pursuant to the WE Indenture. All of the debt obligations issued by WE pursuant to the WE Indenture are secured by a first priority lien on substantially all of the properties owned by WE. In light of the increasingly competitive pressures in the energy markets, the WE Board believes it is essential to have maximum flexibility with respect to future financing. The elimination of the required vote with respect to certain issuances or assumptions of unsecured debt would provide WE with the ability to obtain the best terms available in the debt market for the long-term benefit of all stockholders, including the holders of the Preferred Stocks.

Even though removal of the required vote would allow WE to issue a greater amount of unsecured debt, WE does not have any present intention of issuing an aggregate amount of debt greater than it otherwise would issue (whether secured or unsecured) by virtue of the elimination of such requirement. In addition, the issuance of any securities by WE (other than certain notes or drafts maturing in one year or less) is subject to prior approval by the PSCW, regardless of the existence of any restriction in the Restated Articles. Consequently, the holders of any of the Preferred Stocks would not be adversely impacted by removal of the provision, and it is possible that the position of such stockholders would be improved, to the extent that the cost to WE of issuing unsecured indebtedness at any particular time is less than the cost of issuing other forms of debt.

The WE Board also believes that Article III.C.(7) places an unnecessary restraint on WE's ability to effect business combination transactions which are in the best interests of WE and its stockholders. The Restated Articles generally provide holders of the Preferred Stocks with the right to vote with the WE Common Stock on each matter submitted to a vote at a meeting of stockholders. Under the WBCL, most mergers and all statutory share exchanges of a corporation whose shares will be acquired in the exchange (there no longer being any reference to consolidations in the WBCL) must be submitted to a vote of stockholders. See "--Conforming Statutory References in Provision Governing Vote Required for Certain Extraordinary Transactions with the WBCL" below. Furthermore, the WBCL provides for separate voting by classes or series if, in the case of a merger, the plan of merger contains a provision that would, among other things, change in a manner prejudicial to the holders of the outstanding shares of the class or series, the designations, rights, preferences or limitations of all or part of the shares of the class or series or if, in the case of a statutory share exchange, the class or series is included in the exchange. Consequently, regardless of the existence of any vote requirement in the Restated Articles, the WBCL would afford holders of the Preferred Stocks special voting rights in those circumstances where they might otherwise be prejudiced by a merger or statutory share exchange.

If the proposed amendment were approved, in those situations where a merger or statutory share exchange did not require a class or series vote under the WBCL, then such holders would vote with the WE Common Stock as one voting group. In such circumstance, by virtue of WEC's ownership of all of the outstanding WE Common Stock, representing in excess of 99% of the total voting power of the outstanding voting securities of WE, the holders of the Preferred Stocks may not be able to block any such transaction.


Approval of the proposed amendment will not affect the special voting rights of the holders of 6% Preferred Stock and 3.60% Preferred Stock on the Merger. Upon approval of the proposed amendment, holders of the Preferred Stocks would continue to have special voting rights in the event of dividend defaults, certain changes in authorized shares or certain issuances of the Preferred Stocks (unless certain net income and capital coverage tests were satisfied), and general voting rights on matters submitted to a vote at a stockholders meeting. Furthermore, the proposed amendment will not affect the dividend rights, priority or other terms of the Preferred Stocks as set forth in Appendix B and summarized in Appendix E.


THE WE BOARD HAS APPROVED THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES TO REMOVE THE SPECIAL VOTING RIGHTS OF THE PREFERRED STOCKS IN CONNECTION WITH WE'S ISSUANCE OF CERTAIN UNSECURED INDEBTEDNESS OR CONSUMMATION OF CERTAIN MERGERS OR CONSOLIDATIONS AS ADVISABLE AND IN THE BEST INTERESTS OF WE AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF SUCH AMENDMENT.
                                   ---

Removal of Certain Series Designations

Pursuant to the Restated Articles, shares of the $100 Par Value Serial Preferred Stock and the $25 Par Value Serial Preferred Stock are issuable in one or more series. Article III.D. of the Restated Articles sets forth the variable terms of certain series of $100 Par Value Serial Preferred Stock.
All of the shares of four of such series (the 8.90% Series, 7.75% Series, 8.80% Series and 6.75% Series) have been previously redeemed or purchased in the open market by WE. In accordance with the WBCL, the WE Board has cancelled all of the reacquired shares of the four series. No such shares are currently outstanding.


The proposed amendment would delete from the Restated Articles obsolete series designations (and references thereto) which have no present relevance, as well as renumber the remaining subsection of Article III.D. By approving the proposed amendment, stockholders would also restore all of the authorized shares of such four series, except for 73,500 shares of the 6.75% Series which were redeemed pursuant to sinking fund requirements and may not be reissued under Article III.C.(5) of the Restated Articles, to the status of authorized but unissued shares of the $100 Par Value Serial Preferred Stock. Such restored shares could be reissued in new series by the WE Board in the future without stockholder action as provided for in the Restated Articles. In order to reflect the Restated Articles' prohibition on the reissuance of the 73,500 shares, the authorized number of shares of the $100 Par Value Serial Preferred Stock and the aggregate number of authorized shares of WE set forth in Article III.A. of the Restated Articles will each be reduced as a result of this proposed amendment by 73,500 shares.


THE WE BOARD HAS APPROVED THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES TO REMOVE DESIGNATIONS OF CERTAIN SERIES OF THE $100 PAR VALUE SERIAL PREFERRED STOCK WHICH ARE NO LONGER OUTSTANDING AS ADVISABLE AND IN THE BEST INTERESTS OF WE AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL
OF SUCH AMENDMENT.                                               ---

Conforming Emergency Provisions with the WBCL

The WE Board proposes to amend Article V. of the Restated Articles, which sets forth certain powers of directors and officers and procedures to be followed during an emergency. Prior to 1991, the WBCL did not specifically address emergency powers or procedures. In conjunction with a significant revision to the WBCL in 1991, two new statutory provisions governing emergencies became effective. One of those provisions defines the term "emergency" to mean a catastrophic event that prevents a quorum of a corporation's directors from being readily assembled. The proposed amendment would use this definition of "emergency" in lieu of the provision presently contained in the Restated Articles which defines "emergency" to mean a condition resulting from various listed causes which makes it impossible to assemble a quorum of the entire WE Board or which renders two or more of the principal officers of WE unable to perform their duties. While the effect of this proposed change might theoretically limit the situations in which an emergency could be declared, the WE Board believes that by incorporating into the Restated Articles the definition of "emergency" found in the WBCL, greater certainty as to the legality of the use of special powers and procedures in such a situation can be obtained. Because the proposed amended definition of "emergency" is only relevant if a catastrophic event prevents assembling a quorum of WE's directors, the proposed amendment would delete a paragraph (and other references) applicable to two or more principal officers of WE being unable to perform their duties.


The proposed amendment would also replace the statutory reference to a former WBCL provision regarding the management of the affairs of the corporation by the board of directors with references to, in particular, the two new statutory sections of the WBCL which specifically address emergency situations and conform certain terminology to that presently contained in the WBCL. Such statutes permit a corporation to make all provisions necessary for its management during an emergency and set forth certain emergency powers and procedures applicable to a board of directors. WE directors faced with an emergency could take any action allowed by Article V. to the maximum extent permitted by the WBCL generally, and such statutes in particular, thus providing the WE Board with necessary flexibility in an emergency situation. The proposed amendment would not alter Article V.'s inapplicability upon the accrual or continuance of the special voting right of the Preferred Stocks under the Restated Articles to elect a majority of the WE Board in the event of dividend defaults. See Appendix E, "Description of WE Preferred Stocks-- Voting Rights."

THE WE BOARD HAS APPROVED THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES TO CONFORM THE EMERGENCY PROVISIONS WITH THE WBCL AS ADVISABLE AND IN THE BEST INTERESTS OF WE AND ITS STOCKHOLDERS AND RECOMMENDS ITS STOCKHOLDERS VOTE FOR
APPROVAL OF SUCH AMENDMENT.                                               ---


Conforming Statutory References in Provision Governing Vote Required for Certain Extraordinary Transactions with the WBCL

The WE Board is also recommending for stockholder approval a proposed amendment which would conform certain statutory references with respect to the majority vote requirement for certain extraordinary transactions contained in
Article VI. with the current statutory provisions of the WBCL. In 1977 stockholders approved amendments to Article VI. reducing from two-thirds to a majority the affirmative vote requirement in connection with certain mergers, consolidations, dispositions of all or substantially all of the properties of WE and dissolution. The proposed amendment would specifically refer to the new statutory sections of the WBCL, effective in 1991, which set forth the majority vote requirement for certain mergers, dispositions of all or substantially all of a corporation's properties and dissolution (there no longer being any reference to consolidations in the WBCL). The amendment would make no change to the majority vote requirement itself for such transactions or for amendments to the Restated Articles as presently set forth in Article VI.


Effective January 1, 1991, a new type of business combination, a statutory share exchange, became part of the WBCL. Under a statutory share exchange, a corporation may acquire all of the outstanding shares of one or more classes or series of another corporation if the board of directors of each corporation, and the stockholders of the corporation whose shares will be acquired in the share exchange, approve the plan of share exchange. If such approvals are obtained, a statutory share exchange is compulsory as to every holder of a class or series of shares to be acquired in the exchange, subject to the availability of dissenters' rights under certain circumstances. Like the affirmative vote requirement for the other extraordinary transactions mentioned above, the ordinary vote of stockholders required by the WBCL to approve a plan of share exchange is a majority of all votes entitled to be cast on the plan by each voting group entitled to vote thereon. However, because WE was organized before January 1, 1973, a two-thirds affirmative vote requirement could apply under the WBCL unless the majority vote requirement is affirmatively elected. Since stockholders previously approved reducing the affirmative vote requirement for certain other extraordinary transactions from two-thirds to a majority (under a similar WBCL election provision) at a time when a statutory share exchange did not exist under the WBCL, there is ambiguity in the Restated Articles as to whether the majority or two-thirds vote requirement would apply to a statutory share exchange. The proposed amendment would clarify by reference to the vote requirement provision of the WBCL governing statutory share exchanges that the stockholder vote required for such a statutory share exchange is the same vote required for other similar extraordinary transactions entered into by WE, a majority of all votes entitled to be cast by a voting group. The WE Board believes that its ability to effect a statutory share exchange should be no more restricted than any other comparable extraordinary transaction and that the stockholders of WE should have the same power in such instances as stockholders of a newly organized Wisconsin corporation, subject to the rights specifically set forth in the Restated Articles.


THE WE BOARD HAS APPROVED THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES TO CONFORM STATUTORY REFERENCES IN THE PROVISION GOVERNING THE VOTE REQUIRED FOR CERTAIN EXTRAORDINARY TRANSACTIONS WITH THE WBCL AS ADVISABLE AND IN THE BEST INTERESTS OF WE AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR
APPROVAL OF SUCH AMENDMENT.                                                ---


Amendment to be Effected by the WE Board


After the Special Meeting, the WE Board expects to effect an amendment to the Restated Articles, without a stockholder vote as permitted by the WBCL, that would change the name of its registered agent. Such amendment is set forth in Appendix B hereto. After filing the amendments to the Restated Articles approved by stockholders at the Special Meeting, the WE Board intends, without stockholder action, to restate the Restated Articles to reflect such amendments and all amendments previously adopted by stockholders and the WE Board since the last restatement in 1977. If all the amendments to the Restated Articles proposed for approval by stockholders at the Special Meeting are approved, and the amendment to the Restated Articles discussed above to be effected by the WE Board is effected, the Restated Articles of Incorporation contained in Appendix B would constitute WE's new Restated Articles of Incorporation after restatement by the WE Board and filing with the Wisconsin Secretary of State.


                              WE STOCK OWNERSHIP

At September 1, 1994, WE directors and executive officers as a group (15 persons) do not own any WE or WN stock but beneficially own 68,936 shares of Common Stock of WEC, $.01 par value per share (the "WEC Common Stock"), which constitute less than 1% of the total WEC Common Stock outstanding. The following table lists, as of September 1, 1994, the beneficial ownership of WEC Common Stock of each current director, and of the Chief Executive Officer and the four other most highly compensated executive officers of WE at the end of the last completed fiscal year. Included are shares owned by each individual's spouse, minor children or any other relative sharing the same residence, as well as shares held in a fiduciary capacity or held in WEC's Stock Plus Investment Plan and WE's Management Employee Savings Plan.




                    Number                                Number
Name               of Shares          Name               of Shares
- ----               ---------          ----               ---------
R.A. Abdoo          13,478            J.L. Murray          3,000
J.F. Bergstrom       3,000            D.K. Porter          8,499
J.W. Boston          4,567            M.W. Reid            3,273
R.A. Cornog          1,000            J.G. Remmel.         6,199
R.H. Gorske         14,600 (a)        F.P. Stratton, Jr.   5,300
R.R. Grigg, Jr.      2,346 (b)        J.G. Udell           6,395 (c)
G.B. Johnson         2,140
____________________

(a) Mr. Gorske retired as a director and executive officer of WE effective July 1, 1994.
(b) Mr. Grigg was elected as an executive officer of WE effective June 1, 1994 and a director of WE effective July 1, 1994.
(c)  Dr. Udell disclaims beneficial ownership of 2,899 of such shares.


Each person has sole voting and investment power as to all shares listed for such person except the following persons have shared voting and/or investment power as to the indicated number of shares so listed: Mr. Boston (2,992), Mr. Grigg (290), Mr. Gorske (356), Mr. Stratton (3,300), Dr. Udell (2,899) and all current directors and executive officers as a group (12,319).

The above beneficial ownership data is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

No person is known to WE to be the beneficial owner of more than five percent of any class of its Preferred Stocks at the Record Date. All of the outstanding WE Common Stock is beneficially owned by WEC.

                            INDEPENDENT ACCOUNTANTS

Representatives of Price Waterhouse LLP, WE's independent accountants, are expected to attend the Special Meeting to make any statement they may consider appropriate and to respond to questions that may be directed to them.

                                 OTHER MATTERS

The WE Board is not aware of any other matters which may properly come before the Special Meeting other than as set forth in the Notice of such Special Meeting as attached to this Proxy Statement. The WBCL provides that only business within the purposes described in the Notice of Special Meeting may be conducted at the Special Meeting. The Bylaws set forth the requirements that must be followed should a stockholder wish to propose any floor proposal at the Special Meeting. The Bylaws state, among other things, that notice and certain other documentation must be provided to WE a reasonable period of time before the Special Meeting. If any other matters properly come before the Special Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the proxy to vote such proxies in accordance with their best judgment on such matters.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS WHICH ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE INTO THE TEXT OF SUCH DOCUMENTS) ARE AVAILABLE, WITHOUT CHARGE, TO EACH PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST TO WE'S AND WN'S SECRETARY, MS. ANN MARIE BRADY, 231 W. MICHIGAN STREET, P.O. BOX 2046, MILWAUKEE, WISCONSIN 53201 (TELEPHONE: 1-800-881-5882). WE AND WN WILL RESPOND TO ANY SUCH REQUEST BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST.

The following documents filed by WE with the SEC pursuant to the Exchange Act (File No. 1-1245) are incorporated in this Proxy Statement by reference:

     1.   WE's Annual Report on Form 10-K for the year ended December 31,
          1993.

     2. WE's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994 and June 30, 1994.

     3.   WE's Current Report on Form 8-K dated January 24, 1994.

The following documents filed by WN with the SEC pursuant to the Exchange Act (File No. 2-2066) are incorporated in this Proxy Statement by reference:

     1.   WN's Annual Report on Form 10-K for the year ended December 31,
          1993.

     2. WN's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994 and June 30, 1994.

     3. WN's Current Reports on Form 8-K dated January 1, 1994 and January 24, 1994.

All documents filed by WE and WN pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date on which the Special Meeting is held shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

The information relating to WE and WN contained in this Proxy Statement does not purport to be comprehensive and should be read together with the information in the documents incorporated by reference herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                                                                    APPENDIX A
                                                                CONFORMED COPY

                         PLAN AND AGREEMENT OF MERGER

     PLAN AND AGREEMENT OF MERGER ("Agreement") dated this 30th day of June, 1994, by and between WISCONSIN ELECTRIC POWER COMPANY ("WEPCO" or "Surviving Corporation"), a Wisconsin corporation, and WISCONSIN NATURAL GAS COMPANY ("WN"), a Wisconsin corporation.

                             W I T N E S S E T H:

     WHEREAS, the respective Boards of Directors of WEPCO and WN deem it advisable for the general welfare and advantage of WEPCO and WN and their stockholders and customers that WN merge with and into WEPCO pursuant to this Agreement and the applicable laws of the State of Wisconsin; and

     WHEREAS, WN is a corporation duly organized, validly existing and in active status under the laws of the State of Wisconsin and has, as of the date of this Agreement, authorized capital, outstanding first mortgage bonds and outstanding debentures consisting of (i) 38,000,000 shares of common stock, $1.00 par value per share (the "WN Common Stock"), of which 1,725,000 shares are issued and outstanding, and all of which are owned by WISCONSIN ENERGY CORPORATION ("WEC"), a corporation organized under the laws of the State of Wisconsin; (ii) 120,000 shares of Serial Preferred Stock, $100.00 par value per share, none of which is issued or outstanding; (iii) $23,000,000 in aggregate principal amount of First Mortgage Bonds (the "First Mortgage Bonds") issued pursuant to the Mortgage and Deed of Trust dated June 1, 1950, as supplemented and amended; and (iv) $59,290,000 in aggregate principal amount of unsecured Debentures issued pursuant to the Debt Securities Indenture dated as of September 1, 1992, as supplemented; and

     WHEREAS, WEPCO is a corporation duly organized, validly existing and in active status under the laws of the State of Wisconsin and has authorized capital stock consisting of 72,405,000 shares divided into four classes: (a) 65,000,000 shares of common stock, $10.00 par value per share (the "WEPCO Common Stock"), of which 33,289,327 shares are presently issued and outstanding, and all of which are owned by WEC; (b) 45,000 shares of 6% preferred stock, $100.00 par value per share, of which 44,508 shares are issued and outstanding ("6% Preferred"); (c) 2,360,000 shares of serial preferred stock, $100.00 par value per share, of which 260,000 of the 3.60% Series ("3.60% Preferred") are issued and outstanding; and (d) 5,000,000 shares of serial preferred stock, $25.00 par value per share, none of which are issued and outstanding. The 6% Preferred and 3.60% Preferred (collectively the "Preferred Stock") are owned by approximately 3,200 shareholders; and

     WHEREAS, WEPCO is a public utility doing business in Michigan and Wisconsin and WN is a public utility doing business in Wisconsin; and

     WHEREAS, WN provides natural gas utility service in a service territory a large portion of which is located within the service territory of WEPCO; and

     WHEREAS, the objective of the merger of WN into WEPCO is to consolidate the operations and facilities of both corporations into a single integrated entity and thereby provide service on a more efficient and economical basis and thereby reduce costs and improve customer service.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, WN and WEPCO agree that WN shall be merged with and into WEPCO and WEPCO shall be the Surviving Corporation in accordance with the applicable laws of the State of Wisconsin and that the terms and conditions of the merger and the mode of carrying it into effect are and shall be as hereinafter set forth.

     Section 1.  Time of Effectiveness.
     ----------  ----------------------
     The merger provided for in this Agreement shall become effective at such time and date ("Effective Date") specified in the Articles of Merger referred to in subparagraph (c) of this Section, subject to the completion of the following:

     (a) This Agreement shall have been approved by WEC as the sole common stockholder of WN and WEPCO pursuant to the Wisconsin Business Corporation Law.

     (b) This Agreement shall be submitted for the consent of the preferred stockholders of WEPCO pursuant to the Restated Articles of Incorporation and the applicable laws of the State of Wisconsin, and such consent be obtained, if required.

     (c) Articles of Merger shall have been duly executed, acknowledged and filed on behalf of WEPCO and WN with the Secretary of State of the State of Wisconsin as required by Section 180.1105 of the Wisconsin Business Corporation Law.

     (d) (i) The Michigan Public Service Commission, the Public Service Commission of Wisconsin and the Federal Energy Regulatory Commission, to the extent necessary, shall have issued orders, satisfactory to WEPCO and WN, approving this Agreement and the transactions contemplated hereby; (ii) the Securities and Exchange Commission and the Internal Revenue Service, to the extent necessary, shall have respectively issued a favorable no action letter and revenue ruling, satisfactory to WEPCO and WN, with respect to the transactions contemplated hereby; and (iii) WEPCO and WN shall have obtained such other regulatory approvals and authorizations as the officers of WEPCO and WN may deem necessary or desirable in connection with the merger.

     (e) All actions required under the Mortgages and Deeds of Trust of WEPCO and WN and the Debt Securities Indenture of WN, if any, to effectuate the merger shall have been completed or are completed contemporaneously with the Effective Date of the merger.

     Section 2.  Name.
     ----------  -----
     Upon the Effective Date, the name of the Surviving Corporation shall remain "WISCONSIN ELECTRIC POWER COMPANY."

     Section 3.  Articles of Incorporation and Bylaws.
     ----------  --------------------------------------
     The Restated Articles of Incorporation of WEPCO as in effect immediately prior to the Effective Date and the Bylaws of WEPCO as in effect immediately prior to the Effective Date shall be the Articles of Incorporation and Bylaws of the Surviving Corporation from and after the Effective Date, subject to the right of the Surviving Corporation to amend its Restated Articles of Incorporation and Bylaws in accordance with the laws of the State of Wisconsin.

     Section 4.  Manner of Canceling Shares; Capitalization.
     ----------  -------------------------------------------
     The mode of carrying the merger into effect and the manner and basis of canceling the shares of WN upon the Effective Date, are as follows:

     (a) All of the shares of WN Common Stock which are issued and outstanding and held by WEC prior to the Effective Date shall, by virtue of the merger and without any action by WEC, be deemed canceled at the Effective Date of the merger.

     (b) No new shares of WEPCO Common Stock will be issued in connection with the merger and each share of WEPCO Common Stock which is issued and outstanding immediately prior to the Effective Date of the merger shall, by virtue of the merger and without any action on the part of the holders thereof, remain an identical issued and outstanding share of Common Stock of the Surviving Corporation.

     (c) Each share of WEPCO Preferred Stock which is issued and outstanding immediately prior to the Effective Date of the merger shall, by virtue of the merger and without any action on the part of the holders thereof, remain an identical issued and outstanding share of Preferred Stock of the Surviving Corporation.

     Section 5.  Board of Directors and Officers.
     ----------  --------------------------------
     From and after the Effective Date the members of the Board of Directors of WEPCO shall be the Board of Directors of the Surviving Corporation until the election and qualification of their respective successors. The elected officers of WEPCO, who shall continue in office at the pleasure of the Board of Directors of the Surviving Corporation, shall be the elected officers of the Surviving Corporation from and after the Effective Date, until the election and qualification of their respective successors.

     Section 6.  Effect of the Merger.
     ----------  ---------------------
     Upon the Effective Date, WN shall be merged with and into WEPCO and the separate corporate existence of WN shall cease pursuant to Section 180.1106(a) of the Wisconsin Business Corporation Law. All rights, privileges, powers, immunities and franchises, all property, real, personal or mixed, whether tangible and intangible, of every kind and description, every other interest or asset, and, all obligations and liabilities of WN shall be taken by and deemed to be transferred to and vested in WEPCO, without further act or deed.

     Section 7.  Action by WEPCO and WN.
     ----------  -----------------------
     If this Agreement shall have been adopted and approved by WEPCO and WN and executed and acknowledged in accordance with the applicable laws of the State of Wisconsin, then, provided all other conditions herein contained shall have been fulfilled at such date, Articles of Merger shall be filed in accordance with the laws of the State of Wisconsin as contemplated in
Section 1 hereof. WEPCO and WN shall do all such other acts and things as shall be necessary or desirable in order to effectuate the merger and their respective officers are authorized to make such applications for regulatory authorizations as they deem necessary or desirable and to execute and deliver such other instruments and to take any and all other action necessary or desirable in order to effect the transfer to and assumption by WEPCO of the assets and liabilities of WN under Section 6 hereof and to otherwise perfect the merger and carry out the intent of this Agreement.

     Section 8.  Termination of Agreement.
     ----------  -------------------------
     Notwithstanding stockholder approval hereof, this Agreement may be terminated and the merger abandoned at any time prior to the Effective Date by the mutual written consent of WEPCO and WN. In the event of a termination of this Agreement pursuant to this Section 8, this Agreement shall become null and void and each party shall pay its own costs and expenses incurred by and in connection with this Agreement, and no party (or any of its directors, officers and stockholders) shall be liable to any other party for any costs, expenses, damages or loss.

     Section 9.  General.
     ----------  --------

     (a) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (b) The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (c) This Agreement shall not be assignable by any party hereto and shall be binding upon the parties and their respective successors.

     (d) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Wisconsin.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date and year first above written.



                                        WISCONSIN ELECTRIC POWER COMPANY

(CORPORATE SEAL)                        By /s/ JOHN W. BOSTON
                                           ---------------------
                                        Its      President
                                           ---------------------

ATTEST:

By  /s/ ANN MARIE BRADY
    --------------------
Its       Secretary
    --------------------

                                        WISCONSIN NATURAL GAS COMPANY

(CORPORATE SEAL)                        By /s/ JOHN W. BOSTON
                                           ---------------------
                                        Its      President
                                           ---------------------

ATTEST:

By  /s/ ANN MARIE BRADY
    ----------------------
Its       Secretary
    ----------------------

                                ACKNOWLEDGMENTS
                                ---------------

STATE OF WISCONSIN    )
                      ) ss.
COUNTY OF MILWAUKEE   )


     I, James D. Zakrajsheck, a Notary Public in and for said County and State aforesaid, do hereby certify that John W. Boston and Ann Marie Brady, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such President and Secretary of Wisconsin Electric Power Company, respectively, they executed and delivered the said instrument as President and Secretary of said corporation, and caused the corporate seal of said corporation to be affixed thereto, as their free act and deed, and the free act and deed of said corporation, and that the facts stated therein are true.

     Given under my hand and seal of office this 30th day of June, 1994.


                                        /s/ JAMES D. ZAKRAJSHECK
                                    --------------------------------
                                               Notary Public

My Commission is permanent.

                                ACKNOWLEDGMENTS
                                ---------------

STATE OF WISCONSIN    )
                      ) ss.
COUNTY OF MILWAUKEE   )


     I, James D. Zakrajsheck, a Notary Public in and for said County and State aforesaid, do hereby certify that John W. Boston and Ann Marie Brady, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such President and Secretary of Wisconsin Natural Gas Company, respectively, they executed and delivered the said instrument as President and Secretary of said corporation, and caused the corporate seal of said corporation to be affixed thereto, as their free act and deed, and the free act and deed of said corporation, and that the facts stated therein are true.

     Given under my hand and seal of office this 30th day of June, 1994.


                                        /s/ JAMES D. ZAKRAJSHECK
                                    --------------------------------
                                               Notary Public

My Commission is permanent.

                                                                    APPENDIX B

                PROPOSED RESTATED ARTICLES OF INCORPORATION OF
                       WISCONSIN ELECTRIC POWER COMPANY

The following Restated Articles of Incorporation reflect all amendments to the existing Restated Articles proposed for approval by stockholders at the Special Meeting as well as an amendment which is anticipated to be effected by the WE Board without stockholder action, as permitted by the WBCL. The WE Board also intends to restate the Restated Articles to reflect all amendments adopted by stockholders or the WE Board (without stockholder action) since the last restatement in 1977. If all the amendments to the Restated Articles proposed for approval by stockholders at the Special Meeting are approved, and the amendment to the Restated Articles intended to be effected by the WE Board is effected, the Restated Articles of Incorporation below would constitute WE's new Restated Articles of Incorporation after restatement by the WE Board and filing with the Wisconsin Secretary of State. See "Amendments to Restated Articles" in the Proxy Statement.


(Material to be deleted from the existing Restated Articles is shown as struck through, and material to be added is shown double underlined. The footnotes will not be part of the new Restated Articles of Incorporation.)
[Note: EDGAR format shows deletions in brackets and material to be added in capital letters.]


                      RESTATED ARTICLES OF INCORPORATION
                                      OF
                       WISCONSIN ELECTRIC POWER COMPANY


These Restated Articles of Incorporation of Wisconsin Electric Power Company, a corporation incorporated under Chapter 180 of the Wisconsin Statutes, the Wisconsin Business Corporation Law, supersede and take the place of the existing Restated Articles of Incorporation and all prior amendments thereto.


                                ARTICLE I. NAME

The name of such corporation is WISCONSIN ELECTRIC POWER COMPANY.


                              ARTICLE II. PURPOSE

The corporation is organized for the purpose of engaging in any lawful activity within the purposes for which corporations may be organized under the Wisconsin Business Corporation Law[, including but not limited to the purchase, production, transmission and delivery of electric power and steam]. (see footnote (1))


                   ARTICLE III. DESCRIPTION OF CAPITAL STOCK

A.   Authorized Number and Classes of Shares

     The aggregate number of shares which the corporation shall have authority to issue is Seventy-two Million [Four] THREE Hundred [Five] THIRTY-ONE Thousand FIVE HUNDRED [(72,405,000)] (72,331,500) (see footnote (2))
     shares, divided into four classes consisting of:


- --------------------
(1) This change removes the specific reference to electric and steam operations.

(2) All of the changes to Article III.A. reflect the removal of certain obsolete series of the $100 Par Value Serial Preferred Stock and the resulting restoration of all such shares, except 73,500 shares acquired by WE pursuant to sinking fund requirements, to the status of authorized but unissued shares of $100 Par Value Serial Preferred Stock.

     (1) Sixty-five Million (65,000,000) shares of Common Stock of the par value of Ten Dollars ($10) per share (hereinafter called the "Common Stock");

     (2) Forty-five Thousand (45,000) shares of Six Per Cent. Preferred Stock of the par value of One Hundred Dollars ($100) per share (hereinafter called the "6% Preferred Stock");

     (3) Two Million [Three] TWO Hundred [Sixty] EIGHTY-SIX Thousand FIVE HUNDRED [(2,360,000)] (2,286,500) shares of Serial Preferred Stock of the par value of One Hundred Dollars ($100) per share (hereinafter called the "$100 Par Value Serial Preferred Stock"); and

     (4) Five Million (5,000,000) shares of Serial Preferred Stock of the par value of Twenty-five Dollars ($25) per share (hereinafter called the "$25 Par Value Serial Preferred Stock").

     The 6% Preferred Stock, the $100 Par Value Serial Preferred Stock and the $25 Par Value Serial Preferred Stock are together hereinafter called the "Preferred Stocks".

B.   Common Stock Provisions

     (1)  Dividends

          Subject to the rights of the holders of the Preferred Stocks as fixed in or pursuant to this Article III., such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time from any funds, property or shares legally available therefor.

     (2)  Voting Rights

          Each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders except as otherwise provided in these Articles.

     (3)  Preemptive Rights

          No holder of the Common Stock shall be entitled as such, as a matter of right, to subscribe for or purchase or receive any part of any new or additional issue of stock, or securities convertible into stock, of any class whatever, whether now or hereafter authorized, and whether issued for cash, property or services, by way of dividend, or in exchange for the stock of another corporation.


C.   Preferences and Provisions Pertaining to the Preferred Stocks

     (1)  Dividends

          (a)  6% Preferred Stock

               The holders of the 6% Preferred Stock shall be entitled to receive cumulative cash dividends thereon, when and as declared by the Board of Directors, out of the unreserved and unrestricted earned surplus of the corporation, or if there is no such earned surplus, out of the net capital surplus of the corporation, provided at the time of payment the corporation is not insolvent or would not be rendered insolvent thereby, at the rate of six per centum per annum and no more, payable quarterly on the last days of January, April, July and October in each year. Such dividends on the 6% Preferred Stock shall be cumulative from and after January 31, 1921, so that if thereafter dividends at the rate of six per centum per annum for any past quarterly dividend period shall not have been paid on the 6% Preferred Stock, or set apart therefor, and the dividend, at said rate, for the then current quarterly dividend period, shall not have been declared and funds set apart therefor, the deficiency shall be fully paid or funds for the payment thereof set apart, but without interest, before any dividends shall be paid or set apart for the Common Stock.

          (b)  $100 Par Value Serial Preferred Stock

               The holders of the $100 Par Value Serial Preferred Stock shall be entitled to receive cumulative cash dividends thereon, when and as declared by the Board of Directors, out of the unreserved and unrestricted earned surplus of the corporation, or if there is no such earned surplus, out of the net capital surplus of the corporation, provided at the time of payment the corporation is not insolvent or would not be rendered insolvent thereby, payable quarterly on the first days of March, June, September and December in each year, at such fixed rate of dividend with respect to any series of the $100 Par Value Serial Preferred Stock as may be determined and fixed by the Board of Directors at the time of original issuance of such series. Such dividends on the $100 Par Value Serial Preferred Stock shall be cumulative from the first day of the quarterly dividend period in which such stock is issued, except that as to any shares of the $100 Par Value Serial Preferred Stock originally issued subsequent to June 1, 1974, dividends shall be cumulative from the date upon which such shares shall have been originally issued, provided, however, that if the date of first original issue is within 30 days preceding a regular quarterly dividend payment date the accumulated dividend otherwise payable on such regular dividend payment date shall be payable only at the time of payment of the dividend for the next quarterly period. Deferral for one calendar quarter of the payment of the initial dividend under the circumstances provided for above shall not be deemed to be a default in the payment of the dividends for any purpose. If thereafter such fixed dividend for any past quarterly dividend period shall not have been paid on the $100 Par Value Serial Preferred Stock, or set apart therefor, and the dividends, at such fixed rate or rates, for the then current quarterly dividend period, shall not have been declared and funds set apart therefor, the deficiency shall be fully paid or funds for the payment thereof set apart, but without interest, before any dividends shall be paid or set apart for the Common Stock. The holders of the $100 Par Value Serial Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this subdivision (b).

               If all prior sinking fund requirements, if any, on any series of the $100 Par Value Serial Preferred Stock shall not have been complied with, the deficiency shall be fully paid or funds for the payment thereof set apart, but without interest, before any dividends shall be paid or set apart for the Common Stock.


          (c)  $25 Par Value Serial Preferred Stock

               The holders of the $25 Par Value Serial Preferred Stock shall be entitled to receive cumulative cash dividends thereon, when and as declared by the Board of Directors, out of the unreserved and unrestricted earned surplus of the corporation, or if there is no such earned surplus, out of the net capital surplus of the corporation, provided at the time of payment the corporation is not insolvent or would not be rendered insolvent thereby, payable quarterly on the first days of March, June, September and December in each year, at such fixed rate of dividend with respect to any series of the $25 Par Value Serial Preferred Stock as may be determined and fixed by the Board of Directors at the time of original issuance of such series.
               Such dividends on the $25 Par Value Serial Preferred Stock shall be cumulative from the date upon which such shares shall have been originally issued, provided, however, that if the date of first original issue is within 30 days preceding a regular quarterly dividend payment date the accumulated dividend otherwise payable on such regular dividend payment date shall be payable only at the time of payment of the dividend for the next quarterly period. Deferral for one calendar quarter of the payment of the initial dividend under the circumstances provided for above shall not be deemed to be a default in the payment of the dividends for any purpose. If thereafter such fixed dividend for any past quarterly dividend period shall not have been paid on the $25 Par Value Serial Preferred Stock, or set apart therefor, and the dividends, at such fixed rate or rates, for the then current quarterly dividend period, shall not have been declared and funds set apart therefor, the deficiency shall be fully paid or funds for the payment thereof set apart, but without interest, before any dividends shall be paid or set apart for the Common Stock. The holders of the $25 Par Value Serial Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this subdivision (c).

               If all prior sinking fund requirements, if any, on any series of $25 Par Value Serial Preferred Stock shall not have been complied with, the deficiency shall be fully paid or funds for the payment thereof set apart, but without interest, before any dividends shall be paid or set apart for the Common Stock.


          (d) No Preference of Any Class of the Preferred Stocks Over Any Other Class Thereof

               With respect to dividends, the Preferred Stocks shall rank ratably, according to their respective dividend rights as defined in this Article III., without preference of any one class of the Preferred Stocks over any other class thereof, and without preference of any series of any such class over any other series of such class.

     (2) Division of $100 Par Value Serial Preferred Stock and $25 Par Value Serial Preferred Stock into Series

          (a)  $100 Par Value Serial Preferred Stock

               The Board of Directors of such corporation shall have power to divide from time to time the $100 Par Value Serial Preferred Stock into series, to provide from time to time for the issue of the $100 Par Value Serial Preferred Stock in such series, and to fix and determine the following relative rights and preferences of the shares of any series so established hereinafter:


               (i)  The rate of dividend applicable to shares of such series;

               (ii) The price at and the terms and conditions on which shares of such series may be redeemed;

               (iii) The amount payable upon shares of such series in event of voluntary or involuntary liquidation of the corporation;

               (iv) Sinking fund provisions for the redemption or purchase of shares of such series;

               (v) The terms and conditions on which shares may be converted, if the shares of such series are issued with the privilege of conversion.

     (b)  $25 Par Value Serial Preferred Stock

          The Board of Directors of such corporation shall have power to divide from time to time the $25 Par Value Serial Preferred Stock into series, to provide from time to time for the issue of the $25 Par Value Serial Preferred Stock in such series, and to fix and determine the following relative rights and preferences of the shares of any series so established hereinafter:

          (i)   The rate of dividend applicable to shares of such series;

          (ii) The price at and the terms and conditions on which shares of such series may be redeemed;

          (iii) The amount payable upon shares of such series in event of voluntary or involuntary liquidation of the corporation;

          (iv) Sinking fund provisions for the redemption or purchase of shares of such series;

          (v) The terms and conditions on which shares may be converted, if the shares of such series are issued with the privilege of conversion.

     (3)  Liquidation, Dissolution or Winding Up

          In the event of any liquidation or winding up of the corporation, whether voluntary or involuntary, the assets and funds of the corporation shall be distributed subject to the following conditions:

          (a) Out of the corporate assets, the holders of the Preferred Stocks shall be entitled to be paid the full liquidation value thereof, before any of such assets shall be paid or distributed to the holders of the Common Stock. After the making of such payments to the holders of the Preferred Stocks, the remainder of such corporate assets shall be divided and paid to the holders of the Common Stock according to their respective shares. In the event that such assets are not sufficient to provide for the payment in full of the liquidation value of the Preferred Stocks, as aforesaid, such assets shall be divided among and paid ratably to such holders of the Preferred Stocks, according to their respective shares. "Liquidation value" with respect to each share of 6% Preferred Stock shall mean the par value thereof, namely One Hundred Dollars ($100) per share. "Liquidation value" with respect to each share of $100 Par Value Serial Preferred Stock, 3.60% Series,[8.90% Series, and 7.75% Series,] shall be the [respective values] VALUE (see footnote (3)) indicated in Section D. of this Article III. and with respect to each share of any other series of $100 Par Value Serial Preferred Stock or of any series of $25 Par Value Serial Preferred Stock shall mean in the event of a voluntary liquidation or winding up of the corporation the amount fixed by the Board of Directors for the particular series to be payable upon such shares in the event of voluntary liquidation and in the event of an involuntary liquidation of the corporation the amount so fixed in the event of an involuntary liquidation.

          (b) Out of the unreserved and unrestricted earned surplus of the corporation, or if there is no such earned surplus, out of the net capital surplus of the corporation, provided at the time of payment the corporation is not insolvent or would not be rendered insolvent thereby, the holders of the Preferred Stocks shall be entitled to be paid the amount of all unpaid accumulated or accrued dividends thereon, before any of such surplus or net capital surplus shall be paid or distributed to the holders of the Common Stock. After the making of such payments to the holders of the Preferred Stocks, the remainder of such surplus or net capital surplus shall be divided among and paid to the holders of the Common Stock according to their respective shares. In the event that such surplus or net capital surplus is not sufficient to provide for the payment in full to the holders of the Preferred Stocks of the amounts above provided for in this subdivision (b) of paragraph (3), such surplus or net capital surplus shall be divided among and paid ratably to such holders of the Preferred Stocks in accordance with their respective interests as in this subdivision (b) defined.

          (c) All of the payments to the holders of the Preferred Stocks in this paragraph (3) provided for, shall be made ratably to such holders in accordance with their respective interests as in this paragraph (3) defined, without preference of any one class of the Preferred Stocks over any other class thereof, and without preference of any series of any such class over any other series of such class.

- --------------------
(3) These changes reflect the removal of certain obsolete series of the $100 Par Value Serial Preferred Stock.

          (4)  Preemptive Rights

               No holder of any of the Preferred Stocks shall be entitled as such, as a matter of right, to subscribe for or purchase or receive any part of any new or additional issue of stock, or securities convertible into stock, of any class whatever, whether now or hereafter authorized and whether issued for cash, property or services, by way of dividend, or in exchange for the stock of another corporation.

          (5)  Redemption Procedure

               The corporation may redeem the whole or any part of the $100 Par Value Serial Preferred Stock or of the $25 Par Value Serial Preferred Stock, or both, at any time outstanding, or the whole or any part of any series thereof, from time to time upon the conditions fixed by the Board of Directors for the particular series by paying in cash the redemption price or prices so fixed for such series by the Board of Directors, which may consist of a redemption price or scale of redemption prices applicable only to redemption for a sinking fund (which term as used herein shall include any fund or requirement for the periodic purchase, redemption or retirement of shares) and a different redemption price or scale of redemption prices applicable to any other redemption, together with a sum in the case of each share of each series so to be redeemed, computed at the annual dividend rate for the series of which the particular share is a part from the date from which dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of the dividends theretofore or on such redemption date paid thereon. Notice of every such redemption shall be given by publication at least once in each of two calendar weeks in a daily newspaper printed in the English language and published and of general circulation in the City of Milwaukee, Wisconsin, the first publication to be at least thirty days and not more than sixty days prior to the date fixed for such redemption. At least thirty days' and not more than sixty days' previous notice of every such redemption shall also be mailed to the holders of record of the shares so to be redeemed, at their respective addresses as the same shall appear on the books of the corporation; but no failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any such shares so to be redeemed. In case of the redemption of a part only of any such series at the time outstanding, the corporation shall select by lot or in such other manner as the Board of Directors may determine, the shares so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which the $100 Par Value Serial Preferred Stock and the $25 Par Value Serial Preferred Stock shall be redeemed from time to time. If such notice of redemption shall have been duly given by publication, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the corporation, separate and apart from its other funds, in trust for the account of the holders of the shares to be redeemed, so as to be and continue to be available therefor, then notwithstanding that any certificate for any such shares so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the date of redemption so fixed, and all rights with respect to such shares so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable upon redemption thereof, but without interest; provided, however, that the corporation may, after giving notice by publication of any such redemption as hereinbefore provided or after giving to the bank or trust company referred to below irrevocable authorization to give or complete such notice by publication, and prior to the redemption date specified in such notice, deposit in trust, for the account of the holders of the shares to be redeemed, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of Wisconsin, doing business in the City of Milwaukee, having capital, surplus and undivided profits aggregating at least $1,500,000, designated in such notice of redemption, and thereupon all shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares shall forthwith upon such deposit in trust cease and terminate, except only the right of the holders thereof to receive the amount payable upon the redemption thereof, but without interest. Shares of the $100 Par Value Serial Preferred Stock and shares of the $25 Par Value Serial Preferred Stock (a) purchased or redeemed pursuant to any obligation of the corporation to purchase or redeem shares for a sinking fund, (b) redeemed pursuant to the provisions hereof or purchased and for which credit shall have been taken against any sinking fund obligation, and (c) surrendered pursuant to any conversion right, shall not be reissued or otherwise disposed of and shall be cancelled. Any other shares of such classes redeemed or otherwise acquired by the corporation shall continue to be part of the authorized capital stock of the corporation and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time, as part of the same or another series of the same class subject to the terms and conditions herein set forth.

          (6)  Voting Rights

               (a)  Ordinary Voting Rights

                    Each outstanding share of the 6% Preferred Stock and each outstanding share of the $100 Par Value Serial Preferred Stock shall be entitled to one vote, and each outstanding share of the $25 Par Value Serial Preferred Stock shall be entitled to one-quarter of a vote, on each matter submitted to a vote at a meeting of stockholders except as otherwise provided in these Articles. The references in subdivision (b) of this paragraph (6), in paragraphs
                    (7)[,] AND (8) [and (9)] (see footnote (4)) of this Section C. and in Article VI. to two-thirds, a majority or one-third of specified shares shall mean two-thirds, a majority or one-third, as the case may be, of the votes entitled to be cast at a meeting by such specified shares, based on one vote for each share of the 6% Preferred Stock, one vote for each share of the $100 Par Value Serial Preferred Stock, one-quarter vote for each share of the $25 Par Value Serial Preferred Stock and one vote for each share of Common Stock.

               (b)  Voting Rights in Event of Dividend Defaults

                    If and when dividends payable on any of the Preferred Stocks of any class or series at the time outstanding are in default in an amount equivalent to four full quarterly dividends thereon, and until such default shall have been remedied as hereinafter provided, the holders of the Preferred Stocks, voting together as a class and without regard to series, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, and the Common stockholders, voting separately as a class, shall be entitled to elect the remaining directors of the corporation. Upon accrual of such special right of the Preferred Stocks, a meeting of the holders of the Preferred Stocks and the holders of the Common Stock for the election of directors shall be held upon notice promptly given as provided in the Bylaws for a special meeting by the President or the Secretary of the corporation. If within fifteen days after the accrual of such special right of the Preferred Stocks the President and the Secretary of the corporation shall fail to call such meeting, then such meeting shall be held upon notice, as provided in the Bylaws for a special meeting, given by the holders of not less than 1,000 shares of the Preferred Stocks, after filing with the corporation of notice of their intention to do so. The terms of office of all persons who may be directors of the corporation at the time shall terminate upon the election of a majority of the Board of Directors by the holders of the Preferred Stocks, whether or not the Common stockholders shall at the time of such termination have elected the remaining directors of the corporation; thereafter during the continuance of such special right of the Preferred Stocks to elect a majority of the Board of Directors, the holders of the Preferred Stocks, voting together as a class, shall be entitled to elect a majority of the Board of Directors and the holders

- --------------------
(4) These changes reflect the removal of the special voting rights of the Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations.

                    of the Common Stock, voting separately as a class, shall be entitled to elect the remaining directors of the corporation; and all directors so elected, whether at such special meeting or any adjournment thereof, or at any subsequent annual meeting for the election of directors, held during the continuance of such special right, shall hold office until the next succeeding annual election and until their respective successors, elected by the holders of the Preferred Stocks, voting as a class, and the Common stockholders, voting as a class, are elected and qualified, unless their terms of office shall be sooner terminated as hereinafter provided. However, if and when all dividends then in default on the Preferred Stocks shall thereafter be paid (and such dividends shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the Preferred Stocks shall thereupon be divested of such special right herein provided for to elect a majority of the Board of Directors, but subject always to the same provisions for the vesting of such special right in such stock in the case of any similar future default or defaults, and the election of directors by the holders of the Preferred Stocks and of the Common Stock, voting without regard to class, shall take place at the next succeeding annual meeting for the election of directors, or at any adjournment thereof. The terms of office of all persons who may be directors of the corporation at the time of such divestment shall terminate upon the election of the directors at such annual meeting or adjournment thereof.


                    At the first meeting for the election of directors after any accrual of the special right of the holders of the Preferred Stocks to elect a majority of the Board of Directors as provided above, and at any subsequent annual meeting for the election of directors held during the continuance of such special rights, the presence in person or by proxy of the holders of record of a majority (defined as provided in subdivision (a) of paragraph (6) of this Section C.) of the outstanding shares of Preferred Stocks, without regard to class or series, shall be necessary to constitute a quorum for the election of the directors whom the holders of the Preferred Stocks are entitled to elect, and the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock shall be necessary to constitute a quorum for the election of the directors whom the Common stockholders are entitled to elect. If at any such meeting there shall not be such a quorum of the holders of the Preferred Stocks, the meeting shall be adjourned from time to time without notice other than announcement at the meeting until such quorum shall have been obtained; provided that, if such quorum shall not have been obtained within ninety days from the date of such meeting as originally called (or, in the case of any annual meeting held during the continuance of such special right, from the date fixed for such annual meeting), the presence in person or by proxy of the holders of record of one-third (defined as provided in subdivision (a) of paragraph (6) of this Section C.) of the outstanding shares of the Preferred Stocks, without regard to class or series, shall then be sufficient to constitute a quorum for the election of the directors whom such stockholders are then entitled to elect. The absence of a quorum of the holders of the Preferred Stocks as a class or of the Common stockholders as a class shall not, except as hereinafter provided for, prevent or invalidate the election by the other class of stockholders of the directors whom they are entitled to elect, if the necessary quorum of stockholders of such other class is present in person or represented by proxy at any such meeting or any adjournment thereof. However, at the first meeting for the election of directors after any accrual of the special right of the holders of the Preferred Stocks to elect a majority of the Board of Directors, the absence of a quorum of the holders of the Preferred Stocks shall prevent the election of directors by the Common stockholders, until a quorum of the holders of the Preferred Stocks shall be obtained.

         [(7) Special Voting Rights on Incurring Certain Unsecured Indebtedness and on Merger or Consolidation

               So long as any of the Preferred Stocks are outstanding, the corporation shall not, without the consent (given by a vote at a meeting duly called for the purpose in accordance with the provisions of the Bylaws) of the holders of a majority (defined as provided in subdivision (a) of paragraph (6) of this Section C.) of the total number of shares of such stock, without regard to class or series, present or represented by proxy at such meeting, at which meeting a quorum as hereinafter provided shall be present or represented by proxy:

               (a)  Unsecured Indebtedness

                    issue any unsecured notes, debentures or other securities representing unsecured indebtedness, or assume any such unsecured securities, for purposes other than the refunding of outstanding unsecured securities theretofore issued or assumed by the corporation or the redemption or other retirement of outstanding shares of one or more series of the $100 Par Value Serial Preferred Stock or the $25 Par Value Serial Preferred Stock if, immediately after such issue or assumption, the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the corporation and then outstanding (including unsecured securities then to be issued or assumed) would exceed twenty-five per cent. of the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the corporation and then to be outstanding, and (ii) the capital and surplus of the corporation as then to be stated on the books of account of the corporation; or


               (b)  Merger or Consolidation

                    merge or consolidate with or into any other corporation or corporations, unless such merger or consolidation, or the issuance and assumption of all securities to be issued or assumed in connection with any such merger or consolidation, shall have been ordered, approved or permitted by the Securities and Exchange Commission under the provisions of the Public Utility Holding Company Act of 1935 or by any successor commission or regulatory authority of the United States of America having jurisdiction in the premises; provided that the provisions of this subdivision (b) shall not apply to a purchase or other acquisition by the corporation of the franchises or assets of another corporation, or otherwise apply in any manner which does not involve a merger or consolidation.

                    For the purpose of this paragraph (7), the presence in person or by proxy of the holders of record of a majority (defined as provided in subdivision (a) of paragraph (6) of this Section C.) of the outstanding shares of the Preferred Stocks, without regard to class or series, shall be necessary to constitute a quorum; provided, that if such quorum shall not have been obtained at such meeting or at any adjournment thereof within thirty days from the date of such meeting as originally called, the presence in person or by proxy of the holders of record of one-third (defined as provided in subdivision (a) of paragraph (6) of this Section C.) of the outstanding shares of such stock, without regard to class or series, shall then be sufficient to constitute a quorum; and provided further that in the absence of a quorum, such meeting or any adjournment thereof may be adjourned from time to time by the officer or officers of the corporation who shall have called the meeting (but at intervals of not less than seven days unless all stockholders present or represented by proxy shall agree to a shorter interval) without notice other than announcement at the meeting until a quorum as above provided shall be obtained.] (see footnote (4))

          [(8)](7) (see footnote (4)) Voting Rights on Certain Changes in Authorized Shares

               (a)  Increase in Authorized Amount of Any of the Preferred
                    Stocks

                    So long as any of the Preferred Stocks are outstanding, the corporation shall not, without the consent (given by vote at a meeting duly called for the purpose in accordance with the provisions of the Bylaws) of the holders of a majority (defined as provided in subdivision
                    (a) of paragraph (6) of this Section C.) of the total number of shares of such stock then outstanding, without regard to class or series, present or represented by proxy at such meeting, increase the total authorized amount of any class of the Preferred Stocks (other than as authorized by this Article III.) or authorize any other preferred stock ranking on a parity with the Preferred Stocks as to assets or dividends (other than through the reclassification of then authorized but unissued shares of any class of the Preferred Stocks into shares of any other class thereof).

               (b) Authorization of Class of Stock Ranking Ahead of Preferred Stocks and Amendments to Articles Prejudicial to Rights of Preferred Stocks

                    So long as any of the Preferred Stocks are outstanding, the corporation shall not (i) without the consent (given by vote at a meeting duly called for the purpose in accordance with the provisions of the Bylaws) of the holders of at least two-thirds (defined as provided in subdivision (a) of paragraph (6) of this Section C.) of the total number of shares of the 6% Preferred Stock, of the holders of at least two-thirds (as so defined) of the total number of shares of the $100 Par Value Serial Preferred Stock and of the holders of at least two-thirds (as so defined) of the total number of shares of the $25 Par Value Serial Preferred Stock, without regard to series, then outstanding, present or represented by proxy at such meeting, authorize any class of stock which shall be preferred as to assets or dividends over the Preferred Stocks; or (ii) without the consent of the holders of at least two-thirds (as so defined) of the total number of shares of the 6% Preferred Stock then outstanding, given as above provided in this subdivision (b), amend the Articles of Incorporation to change the express terms and provisions of the 6% Preferred Stock in any manner substantially prejudicial to the holders thereof, or without the consent of at least two-thirds (as so defined) of the total number of shares of the $100 Par Value Serial Preferred Stock then outstanding, given in like manner, amend the Articles of Incorporation to change the express terms and provisions of the $100 Par Value Serial Preferred Stock in any manner substantially prejudicial to the holders thereof, or without the consent of at least two-thirds (as so defined) of the total number of shares of the $25 Par Value Serial Preferred Stock then outstanding, given in like manner, amend the Articles of Incorporation to change the express terms and provisions of the $25 Par Value Serial Preferred Stock in any manner substantially prejudicial to the holders thereof. Whenever any amendment referred to in the foregoing clause (ii) affects the holders of shares of one or more but not all the series of any class of the Preferred Stocks at the time outstanding, such amendment shall not be made without the consent of the holders of at least two-thirds (as so defined) of the total number of the then outstanding shares of such affected series (given by vote at a meeting duly called for the purpose in accordance with the provisions of the Bylaws).

     [(9)](8) (see footnote (4))Special Voting Rights on Issuance of the $100
              Par Value Serial Preferred Stock or the $25 Par Value Serial Preferred Stock

              So long as any shares of the $100 Par Value Serial Preferred Stock or the $25 Par Value Serial Preferred Stock are outstanding, the consent of the holders of at least two-thirds (defined as provided in sub division (a) of paragraph (6) of this Section C.) of the total number of shares of Preferred Stocks at the time outstanding voting together as a class and without regard to series, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating the issue of any shares of the $100 Par Value Serial

          Preferred Stock or the $25 Par Value Serial Preferred Stock or any shares of stock, or of any security convertible into stock, of any class ranking on a parity with either of such classes, unless

          (a) the net income of the corporation (determined as hereinafter provided) for any twelve consecutive calendar months within the fifteen calendar months immediately preceding the month within which the issuance of such additional shares is authorized by the Board of Directors of the corporation shall have been in the aggregate not less than one and one-half times the sum of the interest requirements for one year on all of the indebtedness of the corporation to be outstanding at the date of such proposed issue and the full dividend requirements for one year on all shares of the Preferred Stocks and all other stock, if any, ranking prior to or on a parity with the $100 Par Value Serial Preferred Stock or the $25 Par Value Serial Preferred Stock, to be outstanding at the date of such proposed issue, including the shares then proposed to be issued but excluding any such indebtedness and any such shares proposed to be retired in connection with such proposed issue. "Net income" for any period for the purpose of this paragraph [(9)](8) (see footnote (4)) shall be computed by adding to the net earnings of the corporation for said period, determined in accordance with generally accepted accounting practices, as adjusted by action of the Board of Directors of the corporation as hereafter provided, the amount deducted for interest. In determining such net income for any period, there shall be deducted, in addition to other items of expense, the amount charged to income for said period on the books of the corporation for taxes and the provisions for depreciation and depletion as recorded on such books or the minimum amount required therefor under the provisions of any then existing general indenture or mortgage or deed of trust of the corporation, whichever is larger. In the determination of such net income, the Board of Directors of the corporation may, in the exercise of due discretion, make adjustments by way of increase or decrease in such net income to give effect to changes therein resulting from any acquisition of properties or to any redemption, acquisition, purchase, sale or exchange of securities by the corporation either prior to the issuance of any shares of the Preferred Stocks or stock, or securities convertible into stock, ranking on a parity therewith then to be issued or in connection therewith; and


          (b) the aggregate of the capital of the corporation applicable to all stock of any class ranking junior to the Preferred Stocks, plus the surplus of the corporation, shall be not less than the aggregate amount payable upon involuntary liquidation, dissolution or winding up of the affairs of the corporation to the holders of all shares of the Preferred Stocks and of any shares of stock of any class ranking on a parity therewith to be outstanding immediately after such proposed issue, excluding from such computation all indebtedness and stock to be retired through such proposed issue.

          No portion of the surplus of the corporation utilized to satisfy the foregoing requirements shall be available for dividends (other than dividends payable in stock of any class ranking junior to the Preferred Stocks) or other distributions upon or in respect of shares of stock of the corporation of any class ranking junior to the Preferred Stocks or for the purchase of shares of such junior stock until such number of additional shares of the $100 Par Value Serial Preferred Stock or the $25 Par Value Serial Preferred Stock, or of stock, or securities convertible into stock, ranking on a parity with either of such classes, are retired or until and to the extent that the capital applicable to such junior stock shall have been increased.


D. Variable Terms of the Respective Series of the $100 Par Value Serial Preferred Stock and the $25 Par Value Serial Preferred Stock

     (1)  Terms of 3.60% Series

          The number of authorized shares of the $100 Par Value Serial Preferred Stock, 3.60% Series, is Two Hundred Sixty Thousand (260,000) shares. The cumulative cash dividend, accruing from June 1, 1946, is at the rate of $3.60 per annum per share, payable quarterly on the first days of

          March, June, September and December in each year. The shares of the $100 Par Value Serial Preferred Stock, 3.60% Series, shall be redeemable at One Hundred Four Dollars ($104) per share through July 1, 1951, at One Hundred Three Dollars ($103) per share thereafter and through July 1, 1956, at One Hundred Two Dollars ($102) per share thereafter through July 1, 1961 and thereafter at One Hundred One Dollars ($101) per share plus, in each case, an amount equal to accrued and unpaid dividends to the redemption date. In the event of any voluntary liquidation, dissolution or winding up, or involuntary liquidation of the corporation, the amount payable upon shares of the $100 Par Value Serial Preferred Stock, 3.60% Series, shall be the par amount thereof, namely, One Hundred Dollars ($100) per share.

    [(2)  Terms of 8.90% Series

          The number of authorized shares of the $100 Par Value Serial Preferred Stock, 8.90% Series, is Three Hundred Thirty-three Thousand Three Hundred Twenty-five (333,325) shares. The cumulative cash dividend, accruing from December 1, 1970, is at the rate of $8.90 per annum per share, payable quarterly on the first days of March, June, September and December in each year. The shares of the $100 Par Value Serial Preferred Stock, 8.90% Series, shall be redeemable, in whole or in part, at One Hundred Ten Dollars ($110) per share through November 30, 1975, at One Hundred Seven Dollars ($107) per share thereafter and through November 30, 1980, at One Hundred Four Dollars ($104) per share thereafter and through November 30, 1985, and at One Hundred One Dollars ($101) per share thereafter, plus, in each case, an amount equal to accrued and unpaid dividends to the redemption date; provided, however, that prior to December 1, 1975, no shares of the $100 Par Value Serial Preferred Stock, 8.90% Series, may be redeemed, directly or indirectly, from the proceeds of, or in anticipation of, the issuance of any security ranking prior to or on a parity therewith having an interest or dividend cost to the corporation of less than 9.01% per annum.

          In the event of any voluntary liquidation, dissolution or winding up of the corporation, the amount payable upon shares of the $100 Par Value Serial Preferred Stock, 8.90% Series, shall be One Hundred Ten Dollars ($110) per share if paid on or before November 30, 1975, One Hundred Seven Dollars ($107) per share if paid thereafter and through November 30, 1980, One Hundred Four Dollars ($104) per share if paid thereafter and through November 30, 1985, and One Hundred One Dollars ($101) per share thereafter, plus, in each case, an amount equal to accrued and unpaid dividends to the date of voluntary liquidation.

          In the event of any involuntary liquidation of the corporation, the amount payable upon shares of the $100 Par Value Serial Preferred Stock, 8.90% Series, shall be the par amount thereof, namely, One Hundred Dollars ($100) per share, plus an amount equal to accrued and unpaid dividends to the date of involuntary liquidation.

     (3)  Terms of 7.75% Series

          The number of authorized shares of the $100 Par Value Serial Preferred Stock, 7.75% Series, is Two Hundred Twenty-five Thousand Eight Hundred Ten (225,810) shares. The cumulative cash dividend, accruing from September 1, 1971, is at the rate of $7.75 per annum per share, payable quarterly on the first days of March, June, September and December in each year. The shares of the $100 Par Value Serial Preferred Stock, 7.75% Series, shall be redeemable, in whole or in part at One Hundred Ten Dollars ($110) per share through October 31, 1976, at One Hundred Seven Dollars ($107) per share thereafter and through October 31, 1981, at One Hundred Four Dollars ($104) per share thereafter and through October 31, 1986, and at One Hundred One Dollars ($101) per share thereafter, plus, in each case, an amount equal to accrued and unpaid dividends to the redemption date; provided, however, that prior to November 1, 1976, no shares of the $100 Par Value Serial Preferred Stock, 7.75% Series, may be redeemed directly or indirectly, from the proceeds of, or in anticipation of, the issuance of any security ranking prior to or on a parity therewith having an interest or dividend cost to the corporation of less than 7.85% per annum.

          In the event of any voluntary liquidation, dissolution or winding up of the corporation, the amount payable upon shares of the $100 Par Value Serial Preferred Stock, 7.75% Series, shall be One Hundred Ten Dollars ($110) per share if paid on or before October 31, 1976, One Hundred Seven Dollars ($107) per share if paid thereafter and through October 31, 1981, One Hundred Four Dollars ($104) per share if paid thereafter and through October 31, 1986, and One Hundred One Dollars ($101) per share if paid thereafter, plus, in each case, an amount equal to accrued and unpaid dividends to the date of voluntary liquidation.

          In the event of any involuntary liquidation of the corporation, the amount payable upon shares of the $100 Par Value Serial Preferred Stock, 7.75% Series, shall be the par amount thereof, namely, One Hundred Dollars ($100) per share, plus an amount equal to accrued and unpaid dividends to the date of involuntary liquidation.

     (4)  Terms of 8.80% Series

          The number of authorized shares of the $100 Par Value Serial Preferred Stock, 8.80% Series, is Two Hundred Ninety Thousand Eight Hundred Sixty-five (290,865) shares.

          Shares of the $100 Par Value Serial Preferred Stock, 8.80% Series, shall bear cumulative cash dividends, accruing from the date on which such shares are originally issued, at the rate of $8.80 per annum per share, payable quarterly on the first days of March, June, September and December.

          The shares of the $100 Par Value Serial Preferred Stock, 8.80% Series, shall be redeemable, in whole or in part at One Hundred Eight Dollars and Eighty Cents ($108.80) per share through
          December 31, 1983, at One Hundred Five Dollars and Eighty-seven Cents ($105.87) per share thereafter and through December 31, 1988, at One Hundred Two Dollars and Ninety-four Cents ($102.94) per share thereafter and through December 31, 1993, and at One Hundred One Dollars and No Cents ($101.00) per share thereafter, plus, in each case, an amount equal to accrued and unpaid dividends to the redemption date; provided, however, that prior to January 1, 1984, no shares of the $100 Par Value Serial Preferred Stock, 8.80% Series, may be redeemed directly or indirectly, from the proceeds of, or in anticipation of, the issuance of any security ranking prior to or on a parity therewith having an interest or dividend cost to the corporation of less than 8.89% per annum.

          In the event of any voluntary liquidation, dissolution or winding up of the corporation, the amount payable upon shares of the $100 Par Value Serial Preferred Stock, 8.80% Series, shall be One Hundred Eight Dollars and Eighty Cents ($108.80) per share if paid on or before December 31, 1983, One Hundred Five Dollars and Eighty-seven Cents ($105.87) per share if paid thereafter and through December 31, 1988, One Hundred Two Dollars and Ninety-four Cents ($102.94) per share if paid thereafter and through December 31, 1993 and One Hundred One Dollars and No Cents ($101.00) per share if paid thereafter, plus, in each case, an amount equal to accrued and unpaid dividends to the date of voluntary liquidation.

          In the event of any involuntary liquidation of the corporation, the amount payable upon shares of the $100 Par Value Serial Preferred Stock, 8.80% Series, shall be the par amount thereof, namely, One Hundred Dollars ($100) per share, plus an amount equal to accrued and unpaid dividends to the date of involuntary liquidation.


     (5)  Terms of 6.75% Series

          The number of authorized shares of the $100 Par Value Serial Preferred Stock, 6.75% Series, is Seven Hundred Thousand (700,000) shares.

          The shares of the $100 Par Value Serial Preferred Stock, 6.75% Series, shall bear cumulative cash dividends, accruing from the date on which such shares are originally issued, at the rate of $6.75 per annum per share, payable quarterly on the first days of March, June, September and December in each year, beginning June 1, 1987.

          The shares of the $100 Par Value Serial Preferred Stock, 6.75% Series, shall be redeemable at the option of the corporation (other than under the sinking fund referred to below), in whole or in part at any time or from time to time, at the redemption price of $106.75 per share if redeemed prior to June 1, 1992, and at the following redemption prices if redeemed during any of the twelve-month periods indicated in the tabulation below:


                    If redeemed during the               Redemption
                  twelve-month period ending               Price
                            May 31                       Per Share
                  --------------------------             ----------

                            1993                           $104.50
                            1994                            104.05
                            1995                            103.60
                            1996                            103.15
                            1997                            102.70
                            1998                            102.25
                            1999                            101.80
                            2000                            101.35
                            2001                            100.90
                            2002                            100.45

          and at the redemption price of $100.00 per share if redeemed on or after June 1, 2002, plus in each case an amount equal to accrued and unpaid dividends to the redemption date; provided, however, that prior to June 1, 1992, no shares of the $100 Par Value Serial Preferred Stock, 6.75% Series, may be redeemed as part of a refunding or anticipated refunding operation by the application of borrowed funds or the proceeds of issue of any stock ranking prior to or on a parity with the $100 Par Value Serial Preferred Stock, 6.75% Series, if such borrowed funds have an interest cost to the corporation or if such stock has a dividend cost to the corporation of less than 6.75% per annum, in each case calculated by the corporation in accordance with generally accepted financial practice.

          As a sinking fund for the retirement of the $100 Par Value Serial Preferred Stock, 6.75% Series, the corporation shall, so long as any shares of such series are outstanding, redeem on June 1, 1993 and each June 1 thereafter a minimum of 21,000 shares of the $100 Par Value Serial Preferred Stock, 6.75% Series, or any lesser balance then outstanding, in each case at the redemption price of $100 per share, plus accrued and unpaid dividends to the redemption date; provided, however, that any such redemption shall be made only to the extent that at the time of such redemption (a) the corporation is not and would not thereby be rendered insolvent and the net assets of the corporation remaining after such redemption would be not less than the aggregate preferential amount payable in the event of voluntary liquidation to the holders of shares having preferential rights to the assets of the corporation in the event of liquidation and (b) such redemption is not prohibited by any agreement restricting redemption in the event of dividend or sinking fund deficiencies in respect of any shares of the corporation ranking on a parity with the $100 Par Value Serial Preferred Stock, 6.75% Series, as to dividends or upon liquidation. To the extent any such redemption is prevented by reason of any of the conditions set forth in the proviso at the end of the preceding sentence, such redemption shall be made as promptly as practicable when such conditions are met.

          The sinking fund requirement on any date may, however, be satisfied in whole or in part by crediting against the number of shares otherwise required to be redeemed under the sinking fund on that date shares of the $100 Par Value Serial Preferred Stock, 6.75% Series previously purchased, redeemed or otherwise acquired by the corporation (other than under the sinking fund requirements set forth in the next preceding subparagraph) and not theretofore credited in satisfaction of any sinking fund requirement hereunder.

          For purposes of the next preceding subparagraph, as well as the second paragraph of Paragraph (1)(b) of Section C. of Article III. of the Restated Articles of Incorporation, as amended, which sets forth the consequences of failure to meet sinking fund requirements for the $100 Par Value Serial Preferred Stock, 6.75% Series, the sinking fund requirements for the $100 Par Value Serial Preferred Stock, 6.75% Series, shall mean the requirements set forth in the first sentence of the second next preceding subparagraph (after giving effect to any credits under the first next preceding paragraph) but without regard to the proviso at the end of such sentence.

          Under the sinking fund, the corporation shall have the option to redeem on June 1, 1993 and each June 1 thereafter to and including June 1, 2025 up to 31,500 additional shares of the $100 Par Value Serial Preferred Stock, 6.75% Series, in each case at the redemption price of $100 per share, plus accrued and unpaid dividends to the redemption date. Such option shall be noncumulative, so that failure to exercise it in any year, in whole or in part, shall not increase the number of shares that can be redeemed under the sinking fund in any subsequent year.

          In the event of any voluntary liquidation or winding up of the corporation, the amount payable upon shares of the $100 Par Value Serial Preferred Stock, 6.75% Series, shall be, if paid prior to June 1, 1992, $106.75 per share, if paid during any twelve-month period referred to in the tabulation of redemption prices for redemption other than under the sinking fund set forth above in this resolution the amount per share set forth in such tabulation with respect to such twelve-month period, or if paid on or after June 1, 2002, the par amount thereof, namely $100 per share, plus, in each case, an amount equal to accrued and unpaid dividends to the date of voluntary liquidation.

          In the event of any involuntary liquidation of the corporation, the amount payable upon shares of the $100 Par Value Serial Preferred Stock, 6.75% Series, shall be the par amount thereof, namely $100 per share, plus an amount equal to accrued and unpaid dividends to the date of involuntary liquidation.] (see footnote (3))

[(6)](2) (see footnote (3)) Terms of New $100 Par Value Serial Preferred Stock or $25 Par Value Serial Preferred Stock Deemed An Addition to This Section D.


          Upon completion of any filing and recording of a resolution of the Board of Directors adopted pursuant to Section C. (2), which may be required in order that the same shall constitute an amendment to these Articles of Incorporation, the terms of the new series as set forth therein shall be deemed to become an appropriately numbered additional paragraph to this Section D., and may be so certified by any officer of this corporation or by any public official whose duty it may be to certify copies of these Articles of Incorporation or amendments thereto.


                        ARTICLE IV. NUMBER OF DIRECTORS

The Board of Directors shall consist of such number of Directors as shall be fixed from time to time by or in the manner provided in the Bylaws.


                        ARTICLE V. EMERGENCY PROVISIONS

The business and affairs of the corporation shall be managed by its Board of Directors, except as otherwise provided in this Article V. after the occurrence and during the continuance of any "emergency" as hereinafter defined. During any such emergency the provisions of this Article V. shall apply to the maximum extent permitted by the Wisconsin Business Corporation Law, [and particularly Section 180.30, Wisconsin Statutes of 1971 as in effect on May 7, 1974 or as the same may have been thereafter or be hereafter amended] PARTICULARLY

SECTIONS 180.0207 AND 180.0303 THEREOF, OR ANY SUCCESSOR PROVISIONS, AS AT THE TIME IN EFFECT. (see footnote(5)) The provisions of this Article V. shall control during any such emergency, notwithstanding any contrary provisions of the Articles of Incorporation or Bylaws of the corporation, except that this
Article V. shall not apply upon the accrual or continuance of the special right of the Preferred Stocks pursuant to Article III. C. (6) (b) and nothing herein shall in any way limit such special right.

[An] AS USED IN THIS ARTICLE V., AN "emergency" shall mean a [condition resulting from any cause, including but not limited to acts of war, attack or insurrection, or disasters caused by accident or the forces of nature, which either makes it impossible to notify and assemble a quorum of the entire Board of Directors for a meeting within the minimum notice period specified in the Bylaws, or which renders two or more of the principal officers of the corporation unable to perform their duties in such capacities, whether through death, injury, illness, disappearance or inability to contact them.] CATASTROPHIC EVENT THAT PREVENTS A QUORUM OF THE BOARD OF DIRECTORS FROM BEING READILY ASSEMBLED.


During any such emergency which makes it impossible to assemble a quorum of directors at a duly noticed and constituted meeting, the business and affairs of the corporation shall be managed by an interim Board of Directors consisting of so many of the incumbent directors, if any, as are known to be alive and not incapacitated, and whom the corporation is able to contact by normal means of communication, together with provisional directors selected as hereinafter provided. The total number of directors on such interim Board of Directors shall be the lesser of the number determined in or pursuant to the Bylaws, or the number of eligible persons who are known to be alive, are not incapacitated and can be readily contacted by the usual means of communica-tion. The Board of Directors by resolution may from time to time designate a list of provisional directors and the order of priority in which such persons shall become interim directors in the event of emergency, which designation shall continue in effect until such resolution has been subsequently amended or rescinded or has by its terms ceased to have effect. Interim directors need not be stockholders of the corporation. In addition to the exercise, on a temporary basis, of all of the powers of the regular Board of Directors, the interim Board of Directors shall have the authority to declare vacancies in any positions of the regular Board of Directors in cases where any incumbent director is incapacitated or missing or otherwise unable to be contacted within a reasonable time, and to fill such vacancies, as well as any vacancy resulting from the death of a director, by electing replacements to the regular Board of Directors to serve until the next succeeding annual meeting of stockholders.


[During any such emergency which renders two or more of the principal officers of the corporation unable to perform their duties, the functions and duties of the principal officers may be performed by such interim officers, selected as hereinafter provided, as are known to be alive and not incapacitated, and whom the corporation is able to contact by normal means of communication. The Board of Directors by resolution may from time to time designate one or more provisional successors to each principal office of the corporation and the order of priority in which such persons shall succeed to such positions in the event of emergency, which designation shall continue in effect until such resolution has been subsequently amended or rescinded or has by its terms ceased to have effect. Any interim officer shall have, and may exercise, all of the duties and powers of the office to which he has succeeded on an interim basis until the Board of Directors has determined by affirmative action that the officer whom he succeeded is again able to perform his duties, or has elected a regular successor to such office.]

When an emergency, as herein defined, has occurred, any director[, principal officer] or provisional director [or officer] named in the aforementioned [resolutions] RESOLUTION, is empowered on behalf of the corporation to declare the provisions of this Article V. to be in effect, and to call a meeting of either the regular or an interim Board of Directors on such notice, which may be shorter than the notice provided in the Bylaws for special meetings of the Board of Directors, as such person may determine to be advisable. In the case of a meeting of the interim Board of Directors, reasonable efforts shall be made to give such notice to all persons who are or may be eligible to serve as interim directors. At the first meeting of any interim Board of Directors, three or more interim directors may act, notwithstanding any other quorum requirement provided by law, these Articles of Incorporation or the Bylaws of the corporation, and notwithstanding any failure of other interim directors to receive notice of the meeting. Prior to any initial meeting of the interim Board of Directors three or more interim directors, and thereafter a majority of the interim directors who are deemed to be serving as such, may take action

- --------------------
(5) All of the changes to Article V. reflect conforming the emergency provisions to the WBCL.

as the Board of Directors by telephone [poll] MEETING, written instrument or other means which reasonably evidences the assent to the action of a majority of such number of interim directors, in lieu of action at a meeting.


                    ARTICLE VI. AMENDMENTS TO THE ARTICLES

Any lawful amendment of these Articles of Incorporation may be made by the affirmative vote of the holders of a majority (defined as provided in Article III.C. (6) (a)) of shares outstanding and, if the shares of any one or more classes or series shall be entitled under these Articles or otherwise by law to vote thereon as a class, the affirmative vote of the holders of a majority (as so defined) of such shares outstanding unless otherwise provided in these Articles, at any meeting of stockholders at which such action may properly be taken. The corporation has elected, pursuant to Section [180.25 (2)] 180.1706(1) of the Wisconsin Business Corporation Law, [as in effect on March 25, 1977,] that the majority vote requirements set forth in [that Section] SECTIONS 180.1103(3), 180.1202(3), 180.1402(3) AND 180.1404(2) OF THE
WISCONSIN BUSINESS CORPORATION LAW shall be applicable to all of the subjects covered by [the statutory provisions referred to in that Section] THOSE SECTIONS, subject, however, to the voting requirements specifically set forth in Article III. hereof. (see footnote (6))


                        ARTICLE VII. EFFECT OF HEADINGS

The descriptive headings in these Articles were formulated, used and inserted herein for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.


                   ARTICLE VIII. REGISTERED OFFICE AND AGENT

[At the time of adoption of these Articles, the] THE address of the registered office of the corporation is 231 West Michigan Street, Milwaukee, Wisconsin 53201 and the name of its registered agent at such address is [H. L. Warhanek] ANN MARIE BRADY. (see footnote(7))


- --------------------
(6) All of the changes to Article VI. reflect conforming the statutory references to the appropriate sections of the WBCL, thereby clarifying the applicability of the majority vote requirement to a statutory share exchange.

(7) All of the changes to Article VIII. are anticipated to be made by the WE Board without stockholder action to reflect the appointment of a new registered agent.

                                                                   APPENDIX C

                              SUBCHAPTER XIII OF
                    THE WISCONSIN BUSINESS CORPORATION LAW

                              DISSENTERS' RIGHTS


     180.1301  DEFINITIONS.  In ss. 180.1301 to 180.1331:

     (1) "Beneficial shareholder" means a person who is a beneficial owner of shares held by a nominee as the shareholder.

     (1m)    "Business combination" has the meaning given in s. 180.1130(3).

     (2) "Corporation" means the issuer corporation or, if the corporate action giving rise to dissenters' rights under s. 180.1302 is a merger or share exchange that has been effectuated, the surviving domestic corporation or foreign corporation of the merger or the acquiring domestic corporation or foreign corporation of the share exchange.

     (3) "Dissenter" means a shareholder or beneficial shareholder who is entitled to dissent from corporate action under s. 180.1302 and who exercises that right when and in the manner required by ss. 180.1320 to 180.1328.

     (4) "Fair value", with respect to a dissenter's shares other than in a business combination, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. "Fair value", with respect to a dissenter's shares in a business combination, means market value, as defined in s. 180.1130(9)(a) 1 to 4.

     (5) "Interest" means interest from the effectuation date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all of the circumstances.

     (6) "Issuer corporation" means a domestic corporation that is the issuer of the shares held by a dissenter before the corporate action.


     180.1302  RIGHT TO DISSENT.  (1)  Except as provided in sub. (4) and
s. 180.1008(3), a shareholder or beneficial shareholder may dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

     (a) Consummation of a plan of merger to which the issuer corporation is a party if any of the following applies:

     1. Shareholder approval is required for the merger by s. 180.1103 or by the articles of incorporation.

     2. The issuer corporation is a subsidiary that is merged with its parent under s. 180.1104.

     (b) Consummation of a plan of share exchange if the issuer corporation's shares will be acquired, and the shareholder or the shareholder holding shares on behalf of the beneficial shareholder is entitled to vote on the plan.

     (c) Consummation of a sale or exchange of all, or substantially all, of the property of the issuer corporation other than in the usual and regular course of business, including a sale in dissolution, but not including any of the following:

     1.      A sale pursuant to court order.

     2. A sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

     (d) Except as provided in sub. (2), any other corporate action taken pursuant to a shareholder vote to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that the voting or nonvoting shareholder or beneficial shareholder may dissent and obtain payment for his or her shares.

     (2) Except as provided in sub. (4) and s. 180.1008(3), the articles of incorporation may allow a shareholder or beneficial shareholder to dissent from an amendment of the articles of incorporation and obtain payment of the fair value of his or her shares if the amendment materially and adversely affects rights in respect of a dissenter's shares because it does any of the following:

     (a)     Alters or abolishes a preferential right of the shares.

     (b) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares.

     (c) Alters or abolishes a preemptive right of the holder of shares to acquire shares or other securities.

     (d) Excludes or limits the right of the shares to vote on any matter or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights.

     (e) Reduces the number of shares owned by the shareholder or beneficial shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under s. 180.0604.

     (3) Notwithstanding sub. (1)(a) to (c), if the issuer corporation is a statutory close corporation under ss. 180.1801 to 180.1837, a shareholder of the statutory close corporation may dissent from a corporate action and obtain payment of the fair value of his or her shares, to the extent permitted under sub. (1)(d) or (2) or s. 180.1803, 180.1813(1)(d) or (2)(b), 180.1815(3) or
180.1829(1)(c).

     (4) Except in a business combination or unless the articles of incorporation provide otherwise, subs. (1) and (2) do not apply to the holders of shares of any class or series if the shares of the class or series are registered on a national securities exchange or quoted on the national association of securities dealers, inc., automated quotations system on the record date fixed to determine the shareholders entitled to notice of a shareholders meeting at which shareholders are to vote on the proposed corporate action.

     (5) Except as provided in s. 180.1833, a shareholder or beneficial shareholder entitled to dissent and obtain payment for his or her shares under ss. 180.1301 to 180.1331 may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder, beneficial shareholder or issuer corporation.


     180.1303 DISSENT BY SHAREHOLDERS AND BENEFICIAL SHAREHOLDERS. (1) A shareholder may assert dissenters' rights as to fewer than all of the shares registered in his or her name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a shareholder who under this subsection asserts dissenters' rights as to fewer than all of the shares registered in his or her name are determined as if the shares as to which he or she dissents and his or her other shares were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if the beneficial shareholder does all of the following:

     (a) Submits to the corporation the shareholder's written consent to the dissent not later than the time that the beneficial shareholder asserts dissenters' rights.

     (b) Submits the consent under par. (a) with respect to all shares of which he or she is the beneficial shareholder.


     180.1320 NOTICE OF DISSENTERS' RIGHTS. (1) If proposed corporate action creating dissenters' rights under s. 180.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders and beneficial shareholders are or may be entitled to assert dissenters' rights under ss. 180.1301 to 180.1331 and shall be accompanied by a copy of those sections.

     (2) If corporate action creating dissenters' rights under s. 180.1302 is authorized without a vote of shareholders, the corporation shall notify, in writing and in accordance with s. 180.0141, all shareholders entitled to assert dissenters' rights that the action was authorized and send them the dissenters' notice described in s. 180.1322.


     180.1321 NOTICE OF INTENT TO DEMAND PAYMENT. (1) If proposed corporate action creating dissenters' rights under s. 180.1302 is submitted to a vote at a shareholders' meeting, a shareholder or beneficial shareholder who wishes to assert dissenters' rights shall do all of the following:

     (a) Deliver to the issuer corporation before the vote is taken written notice that complies with s. 180.0141 of the shareholder's or beneficial shareholder's intent to demand payment for his or her shares if the proposed action is effectuated.

     (b)     Not vote his or her shares in favor of the proposed action.

     (2)     A shareholder or beneficial shareholder who fails to satisfy sub.
(1) is not entitled to payment for his or her shares under ss. 180.1301 to 180.1331.


     180.1322 DISSENTERS' NOTICE. (1) If proposed corporate action creating dissenters' rights under s. 180.1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders and beneficial shareholders who satisfied s. 180.1321.

     (2) The dissenters' notice shall be sent no later than 10 days after the corporate action is authorized at a shareholders' meeting or without a vote of shareholders, whichever is applicable. The dissenters' notice shall comply with s. 180.0141 [which is set forth below] and shall include or have attached all of the following:

     (a) A statement indicating where the shareholder or beneficial shareholder must send the payment demand and where and when certificates for certificated shares must be deposited.

     (b) For holders of uncertificated shares, an explanation of the extent to which transfer of the shares will be restricted after the payment demand is received.

     (c) A form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires the shareholder or beneficial shareholder asserting dissenters' rights to certify whether he or she acquired beneficial ownership of the shares before that date.

     (d) A date by which the corporation must receive the payment demand, which may not be fewer than 30 days nor more than 60 days after the date on which the dissenters' notice is delivered.

     (e)     A copy of ss. 180.1301 to 180.1331.

     180.1323 DUTY TO DEMAND PAYMENT. (1) A shareholder or beneficial shareholder who is sent a dissenters' notice described in s. 180.1322, or a beneficial shareholder whose shares are held by a nominee who is sent a dissenters' notice described in s. 180.1322, must demand payment in writing and certify whether he or she acquired beneficial ownership of the shares before the date specified in the dissenters' notice under s. 180.1322(2)(c). A shareholder or beneficial shareholder with certificated shares must also deposit his or her certificates in accordance with the terms of the notice.

     (2) A shareholder or beneficial shareholder with certificated shares who demands payment and deposits his or her share certificates under sub. (1), retains all other rights of a shareholder or beneficial shareholder until these rights are canceled or modified by the effectuation of the corporate action.

     (3) A shareholder or beneficial shareholder with certificated or uncertificated shares who does not demand payment by the date set in the dissenters' notice, or a shareholder or beneficial shareholder with certificated shares who does not deposit his or her share certificates where required and by the date set in the dissenters' notice, is not entitled to payment for his or her shares under ss. 180.1301 to 180.1331.


     180.1324 RESTRICTIONS ON UNCERTIFICATED SHARES. (1) The issuer corporation may restrict the transfer of uncertificated shares from the date that the demand for payment for those shares is received until the corporate action is effectuated or the restrictions released under s. 180.1326.

     (2) The shareholder or beneficial shareholder who asserts dissenters' rights as to uncertificated shares retains all of the rights of a shareholder or beneficial shareholder, other than those restricted under sub. (1), until these rights are canceled or modified by the effectuation of the corporate action.


     180.1325 PAYMENT. (1) Except as provided in s. 180.1327, as soon as the corporate action is effectuated or upon receipt of a payment demand, whichever is later, the corporation shall pay each shareholder or beneficial shareholder who has complied with s. 180.1323 the amount that the corporation estimates to be the fair value of his or her shares, plus accrued interest.

     (2)     The payment shall be accompanied by all of the following:

     (a) The corporation's latest available financial statements, audited and including footnote disclosure if available, but including not less than a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any.

     (b) A statement of the corporation's estimate of the fair value of the shares.

     (c)     An explanation of how the interest was calculated.

     (d)     A statement of the dissenter's right to demand payment under
s. 180.1328 if the dissenter is dissatisfied with the payment.

     (e)     A copy of ss. 180.1301 to 180.1331.


     180.1326 FAILURE TO TAKE ACTION. (1) If an issuer corporation does not effectuate the corporate action within 60 days after the date set under
s. 180.1322 for demanding payment, the issuer corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If after returning deposited certificates and releasing transfer restrictions, the issuer corporation effectuates the corporate action, the corporation shall deliver a new dissenters' notice under s. 180.1322 and repeat the payment demand procedure.

     180.1327 AFTER-ACQUIRED SHARES. (1) A corporation may elect to withhold payment required by s. 180.1325 from a dissenter unless the dissenter was the beneficial owner of the shares before the date specified in the dissenters' notice under s. 180.1322(2)(c) as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (2) To the extent that the corporation elects to withhold payment under sub. (1) after effectuating the corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his or her demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under
s. 180.1328 if the dissenter is dissatisfied with the offer.


     180.1328 PROCEDURE IF DISSENTER DISSATISFIED WITH PAYMENT OR OFFER. (1) A dissenter may, in the manner provided in sub. (2), notify the corporation of the dissenter's estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, less any payment received under s. 180.1325, or reject the offer under s. 180.1327 and demand payment of the fair value of his or her shares and interest due, if any of the following applies:

     (a) The dissenter believes that the amount paid under s. 180.1325 or offered under s. 180.1327 is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

     (b) The corporation fails to make payment under s. 180.1325 within 60 days after the date set under s. 180.1322 for demanding payment.

     (c) The issuer corporation, having failed to effectuate the corporate action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set under s. 180.1322 for demanding payment.

     (2) A dissenter waives his or her right to demand payment under this section unless the dissenter notifies the corporation of his or her demand under sub. (1) in writing within 30 days after the corporation made or offered payment for his or her shares. The notice shall comply with s. 180.0141.


     180.1330 COURT ACTION. (1) If a demand for payment under s. 180.1328 remains unsettled, the corporation shall bring a special proceeding within 60 days after receiving the payment demand under s. 180.1328 and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not bring the special proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (2) The corporation shall bring the special proceeding in the circuit court for the county where its principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall bring the special proceeding in the county in this state in which was located the registered office of the issuer corporation that merged with or whose shares were acquired by the foreign corporation.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the special proceeding. Each party to the special proceeding shall be served with a copy of the petition as provided in s. 801.14.

     (4) The jurisdiction of the court in which the special proceeding is brought under sub. (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. An appraiser has the power described in the order appointing him or her or in any amendment to the order. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the special proceeding is entitled to judgment for any of the following:

     (a) The amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation.

     (b) The fair value, plus accrued interest, of his or her shares acquired on or after the date specified in the dissenter's notice under
s. 180.1322(2)(c), for which the corporation elected to withhold payment under
s. 180.1327.


     180.1331 COURT COSTS AND COUNSEL FEES. (1)(a) Notwithstanding ss. 814.01 to 814.04, the court in a special proceeding brought under
s. 180.1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court and shall assess the costs against the corporation, except as provided in par.
(b).

     (b) Notwithstanding ss. 814.01 and 814.04, the court may assess costs against all or some of the dissenters, in amounts that the court finds to be equitable, to the extent that the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under
s. 180.1328.

     (2) The parties shall bear their own expenses of the proceeding, except that, notwithstanding ss. 814.01 to 814.04, the court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts that the court finds to be equitable, as follows:

     (a) Against the corporation and in favor of any dissenter if the court finds that the corporation did not substantially comply with ss. 180.1320 to 180.1328.

     (b) Against the corporation or against a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

     (3) Notwithstanding ss. 814.01 to 814.04, if the court finds that the services of counsel and experts for any dissenter were of substantial benefit to other dissenters similarly situated, the court may award to these counsel and experts reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

                *          *           *          *          *


     180.0141 NOTICE. (1) This section applies to notice that is required under this chapter and that is made subject to this section by express reference to this section.

     (2)(a)  A person shall give notice in writing, except as provided in par.
(b).

     (b) A person may give oral notice if oral notice is permitted by the articles of incorporation or bylaws and not otherwise prohibited by this chapter.

     (3) Except as provided in s. 180.0721(4) or unless otherwise provided in the articles of incorporation or bylaws, notice may be communicated in person, by telephone, telegraph, teletype, facsimile or other form of wire or wireless communication, or by mail or private carrier, and, if these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published, or by radio, television or other form of public broadcast communication.

     (4) Written notice to a domestic corporation or a foreign corporation authorized to transact business in this state may be addressed to its registered agent at its registered office or to the domestic corporation or foreign corporation at its principal office. With respect to a foreign corporation that has not yet filed an annual report under s. 180.1622, the address of the foreign corporation's principal office may be determined from its application for a certificate of authority.

     (5)(a) Except as provided in par. (b) and ss. 180.0807(2) and 180.0843(1), written notice is effective at the earliest of the following:

     1.      When received.

     2. Five days after its deposit in the U.S. mail, if mailed postpaid and correctly addressed.

     3. On the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.

     4. On the effective date specified in the articles of incorporation or bylaws.

     (b) Written notice by a domestic corporation or foreign corporation to its shareholder is effective when mailed and may be addressed to the shareholder's address shown in the domestic corporation's or foreign corporation's current record of shareholders.

     (c)     Oral notice is effective when communicated.

                                                                   APPENDIX D

                       WISCONSIN ELECTRIC POWER COMPANY
               PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

On June 30, 1994, WE and WN entered into the Merger Agreement whereby WN is to be merged with and into WE. No new shares of WE Common Stock will be issued, and there will be no change to the outstanding stock of WE, in connection with the Merger. Each outstanding share of WN Common Stock will be deemed cancelled at the Effective Time of Merger. As a result of the Merger, the independent corporate existence of WN will terminate and WE, as the surviving corporation in the Merger, will succeed to all of the assets and liabilities
of WN.   See "The Merger--General" in the Proxy Statement.

The unaudited pro forma combined condensed income statements for the twelve months ended June 30, 1994 and for each of the three fiscal years in the period ended December 31, 1993 combine the historical income statements of WE and WN as if the Merger had been consummated at the beginning of each period presented. The unaudited pro forma combined condensed balance sheet at June 30, 1994 combines the historical balance sheets of WE and WN as if the Merger had been consummated on such date. The Merger will be accounted for by the consolidation of the accounts of WE and WN, similar to the pooling of interests method of accounting. See "The Merger--Accounting Treatment" in the Proxy Statement.

The unaudited pro forma combined condensed financial statements included herein are not necessarily indicative of the future results of operations or the future financial position of the combined entity or the results of operations and financial position of the combined entity that would have actually occurred had the Merger been in effect as of the date or for the periods presented. The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements (and notes thereto) and management's discussion and analysis of financial condition and results of operations of WE and WN contained in the documents incorporated by reference herein.

                       WISCONSIN ELECTRIC POWER COMPANY
                 PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                                  (Unaudited)




                                           Twelve Months Ended June 30, 1994
                                          ------------------------------------
                                                                    Pro Forma
                                              WE           WN        Combined
                                          ----------   ----------   ----------
                                                     (In thousands)

Operating Revenues                        $1,402,807   $  353,380   $1,756,187
Operating Expenses
  Fuel                                       278,805        --         278,805
  Purchased power                             45,640        --          45,640
  Cost of gas sold                             --         225,138      225,138
  Other operation expenses                   349,989       59,926      409,915
  Maintenance                                134,264        6,922      141,186
  Revitalization                              63,500       10,400       73,900
  Depreciation                               156,090       16,445      172,535
  Taxes other than income taxes               71,088        6,162       77,250
  Income taxes                                79,444        7,718       87,162
                                          ----------   ----------   ----------
      Total Operating Expenses             1,178,820      332,711    1,511,531
                                          ----------   ----------   ----------

Operating Income                             223,987       20,669      244,656

Other Income and Deductions                   26,332          272       26,604

Income Before Interest Charges               250,319       20,941      271,260

Interest Charges                              95,225        8,378      103,603
                                          ----------   ----------   ----------
Net Income                                   155,094       12,563      167,657

Preferred Stock Dividend Requirement           2,233        --           2,233
                                          ----------   ----------   ----------
Earnings Available for Common Stockholder $  152,861   $   12,563   $  165,424
                                          ==========   ==========   ==========

                       WISCONSIN ELECTRIC POWER COMPANY
                 PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                                  (Unaudited)




                                              Year Ended December 31, 1993
                                          ------------------------------------
                                                                    Pro Forma
                                              WE           WN        Combined
                                          ----------   ----------   ----------
                                                     (In thousands)

Operating Revenues                        $1,361,934   $  331,301   $1,693,235
Operating Expenses
  Fuel                                       263,385        --         263,385
  Purchased power                             54,880        --          54,880
  Cost of gas sold                             --         214,133      214,133
  Other operation expenses                   341,748       57,387      399,135
  Maintenance                                149,247        6,838      156,085
  Depreciation                               150,831       16,234      167,065
  Taxes other than income taxes               68,969        5,684       74,653
  Income taxes                                90,037        8,426       98,463
                                          ----------   ----------   ----------
      Total Operating Expenses             1,119,097      308,702    1,427,799
                                          ----------   ----------   ----------

Operating Income                             242,837       22,599      265,436

Other Income and Deductions                   28,913          201       29,114

Income Before Interest Charges               271,750       22,800      294,550

Interest Charges                              93,825        8,645      102,470
                                          ----------   ----------   ----------
Net Income                                   177,925       14,155      192,080

Preferred Stock Dividend Requirement           4,377        --           4,377
                                          ----------   ----------   ----------
Earnings Available for Common Stockholder $  173,548   $   14,155   $  187,703
                                          ==========   ==========   ==========

                       WISCONSIN ELECTRIC POWER COMPANY
                 PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                                  (Unaudited)




                                              Year Ended December 31, 1992
                                          ------------------------------------
                                                                    Pro Forma
                                              WE           WN        Combined
                                          ----------   ----------   ----------
                                                     (In thousands)

Operating Revenues                        $1,311,816   $  283,699   $1,595,515
Operating Expenses
  Fuel                                       266,716        --         266,716
  Purchased power                             63,745        --          63,745
  Cost of gas sold                             --         177,947      177,947
  Other operation expenses                   318,253       48,768      367,021
  Maintenance                                143,618        6,844      150,462
  Depreciation                               148,967       15,400      164,367
  Taxes other than income taxes               68,380        5,334       73,714
  Income taxes                                82,141        7,697       89,838
                                          ----------   ----------   ----------
      Total Operating Expenses             1,091,820      261,990    1,353,810
                                          ----------   ----------   ----------

Operating Income                             219,996       21,709      241,705

Other Income and Deductions                   25,350          375       25,725

Income Before Interest Charges               245,346       22,084      267,430

Interest Charges                              83,604        7,875       91,479
                                          ----------   ----------   ----------
Net Income                                   161,742       14,209      175,951

Preferred Stock Dividend Requirement           5,916        --           5,916
                                          ----------   ----------   ----------
Earnings Available for Common Stockholder $  155,826   $   14,209   $  170,035
                                          ==========   ==========   ==========

                       WISCONSIN ELECTRIC POWER COMPANY
                 PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                                  (Unaudited)




                                              Year Ended December 31, 1991
                                          ------------------------------------
                                                                    Pro Forma
                                              WE           WN        Combined
                                          ----------   ----------   ----------
                                                     (In thousands)

Operating Revenues                        $1,305,795   $  273,804   $1,579,599
Operating Expenses
  Fuel                                       291,271        --         291,271
  Purchased power                             65,261        --          65,261
  Cost of gas sold                             --         173,298      173,298
  Other operation expenses                   295,654       47,521      343,175
  Maintenance                                136,142        6,845      142,987
  Depreciation                               133,997       14,255      148,252
  Taxes other than income taxes               57,916        4,746       62,662
  Income taxes                                92,510        6,823       99,333
                                          ----------   ----------   ----------
      Total Operating Expenses             1,072,751      253,488    1,326,239
                                          ----------   ----------   ----------

Operating Income                             233,044       20,316      253,360

Other Income and Deductions                   27,429          593       28,022

Income Before Interest Charges               260,473       20,909      281,382

Interest Charges                              78,904        7,996       86,900
                                          ----------   ----------   ----------
Net Income                                   181,569       12,913      194,482

Preferred Stock Dividend Requirement           5,928        --           5,928
                                          ----------   ----------   ----------
Earnings Available for Common Stockholder $  175,641   $   12,913   $  188,554
                                          ==========   ==========   ==========

                            WISCONSIN ELECTRIC POWER COMPANY
                       PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                       (Unaudited)

                                                      June 30, 1994
                                           ------------------------------------
                                                                     Pro Forma
                                               WE           WN        Combined
                                           ----------   ----------   ----------
                                                      (In thousands)

                      Assets
                      ------
Utility Plant
   Plant                                   $4,231,966     $450,386   $4,682,352
   Accumulated provision for
      depreciation                         (1,862,743)    (212,136)  (2,074,879)
                                           ----------   ----------   ----------
         Subtotal                           2,369,223      238,250    2,607,473
   Construction work in progress              192,192        1,306      193,498
   Nuclear fuel - net                          56,673         --         56,673
                                           ----------   ----------   ----------
         Net Utility Plant                  2,618,088      239,556    2,857,644

Other Property and Investments                391,328        2,248      393,576
Current Assets
   Cash and cash equivalents                   15,306        6,839       22,145
   Accounts receivable                         88,421       27,416      115,837
   Accrued utility revenues                    91,808        7,529       99,337
   Materials, supplies, fossil fuel
       and natural gas stored                 115,739       28,700      144,439
   Prepayments and other assets                71,017        4,041       75,058
                                           ----------   ----------   ----------
         Total Current Assets                 382,291       74,525      456,816

Deferred Charges and Other Assets
   Accumulated deferred income taxes          116,904       17,792      134,696
   Other                                      244,744       10,915      255,659
                                           ----------   ----------   ----------
         Total Deferred Charges
            and Other Assets                  361,648       28,707      390,355
                                           ----------   ----------   ----------
Total Assets                               $3,753,355     $345,036   $4,098,391
                                           ==========   ==========   ==========

        Capitalization and Liabilities
        ------------------------------

Capitalization
   Common stock                            $  502,566     $ 81,016   $  583,582
   Retained earnings                          911,515       53,189      964,704
                                           ----------   ----------   ----------
         Total Common Stock Equity          1,414,081      134,205    1,548,286
   Preferred stock
      - redemption not required                30,451         --         30,451
   Long-term debt                           1,190,102       68,155    1,258,257
                                           ----------   ----------   ----------
         Total Capitalization               2,634,634      202,360    2,836,994


Current Liabilities
   Long-term debt due currently                18,915      13,570        32,485
   Short-term debt                            137,300      12,998       150,298
   Accounts payable                            57,604      20,849        78,453
   Accrued liabilities                         61,972      12,688        74,660
   Other                                       20,019      16,516        36,535
                                           ----------   ----------   ----------
         Total Current Liabilities            295,810      76,621       372,431


Deferred Credits and Other Liabilities
   Accumulated deferred income taxes          437,667       30,934      468,601
   Other                                      385,244       35,121      420,365
                                           ----------   ----------   ----------
         Total Deferred Credits
            and Other Liabilities             822,911       66,055      888,966
                                           ----------   ----------   ----------
Total Capitalization and
   Liabilities                             $3,753,355     $345,036   $4,098,391
                                           ==========   ==========   ==========

                                                              APPENDIX E

                      DESCRIPTION OF WE PREFERRED STOCKS

Set forth below is a brief summary of certain terms of the WE's Preferred Stocks in effect as of the date of this Proxy Statement. This summary is qualified in its entirety by reference to the Restated Articles and the WBCL, which provide a complete statement of relevant terms. For a description of changes proposed to be made to certain terms of the Preferred Stocks pursuant to the proposed amendments to the Restated Articles, see "Amendments to Restated Articles" in the Proxy Statement.

WE's Preferred Stocks consist of 45,000 shares of Six Per Cent. Preferred Stock, $100 par value per share, of which 44,508 shares are outstanding; 2,360,000 shares of Serial Preferred Stock, $100 par value per share, of which 260,000 shares are outstanding; and 5,000,000 shares of Serial Preferred Stock, $25 par value per share, of which no shares are outstanding.

Shares of the $100 Par Value Serial Preferred Stock and the $25 Par Value Serial Preferred Stock (together, the "Serial Preferred Stocks") are issuable in one or more series from time to time in the discretion of the WE Board, without further stockholder approval. Each series has such dividend rate, redemption prices, voluntary and involuntary liquidation values, sinking fund provisions and conversion rights, if any, as the WE Board may fix for the series at the time of original issue. WE presently has outstanding one series (the 3.60% Series) of its $100 Par Value Serial Preferred Stock.

DIVIDEND RIGHTS

The holders of the Serial Preferred Stocks are entitled to receive, when and as declared by the WE Board out of funds legally available therefor, cash dividends at the annual rate fixed by the WE Board for the series, and no more, cumulative from the date upon which such shares shall have been originally issued and payable quarterly on the first days of March, June, September and December in each year. However, if the original issue date is within thirty days preceding a regular quarterly dividend date, the accumulated dividend otherwise payable on such regular quarterly dividend date will be payable only at the time of payment of the dividend for the next quarterly period.

The 6% Preferred Stock and Serial Preferred Stocks rank as to dividends ratably, according to their respective dividend rights, without preference of any class or series over any other. If, with respect to the 6% Preferred Stock or any series of the Serial Preferred Stocks, the fixed dividend rate for any past quarterly dividend period is not paid or set apart therefor, and the dividend for the then current period is not declared and funds set apart therefor, or if any sinking fund requirement on any series of the Serial Preferred Stocks is not met, the deficiency is required to be paid or funds set apart therefor before any dividends may be paid or set apart for the WE Common Stock.

VOTING RIGHTS

Each outstanding share of 6% Preferred Stock, $100 Par Value Serial Preferred Stock and WE Common Stock is entitled to one vote, and each outstanding share, if any, of $25 Par Value Serial Preferred Stock is entitled to one-quarter vote, on each matter submitted to a vote at a meeting of stockholders, except as otherwise provided in the Restated Articles. The following references to a majority or two-thirds of specified shares mean a majority or two-thirds, respectively, of the votes entitled to be cast by such shares, based on one-quarter vote per share for the $25 Par Value Serial Preferred Stock and one vote per share for the other classes.

If and when dividends payable on the 6% Preferred Stock, or on any series of the Serial Preferred Stocks, are in default in an amount equal to four full quarterly dividends thereon, and until such default is remedied as provided in the Restated Articles, the holders of the 6% Preferred Stock and the Serial Preferred Stocks, voting together as one voting group, will be entitled under the Restated Articles to elect a majority of the WE Board and the holders of WE Common Stock, voting separately as a voting group, will be entitled to elect the remaining directors. Under the Restated Articles, without the consent of the holders of a majority of the 6% Preferred Stock and Serial Preferred Stocks, voting together as one voting group, present or represented by proxy at a meeting duly called for the purpose, WE may not (i) issue or assume additional unsecured indebtedness (except for refunding unsecured securities or redeeming or retiring shares of the Serial Preferred Stocks) unless, immediately after such issuance or assumption, total outstanding unsecured indebtedness would not exceed 25% of secured indebtedness plus capital and surplus of WE, or (ii) merge or consolidate with or into any other corporation (with certain exceptions involving specified regulatory approval); without the consent of the holders of a majority of the outstanding 6% Preferred Stock and Serial Preferred Stocks, voting together as one voting group, WE may not increase the total authorized amount of 6% Preferred Stock, $100 Par Value Serial Preferred Stock or $25 Par Value Serial Preferred Stock, or authorize any other preferred stock ranking on a parity therewith as to assets or dividends (other than any increase through certain reclassifications); and without the consent of the holders of two-thirds of the outstanding 6% Preferred Stock and the Serial Preferred Stocks, voting together as one voting group, WE may not issue any Serial Preferred Stocks, or any shares of stock of any class ranking on a parity with either of such classes, unless certain earnings and capital coverage tests are met. Also, without the consents of the holders of two-thirds of the outstanding 6% Preferred Stock, two-thirds of the outstanding $100 Par Value Serial Preferred Stock and two-thirds of the outstanding $25 Par Value Serial Preferred Stock, voting as separate voting groups, present or represented by proxy at a meeting duly called for the purpose, WE may not authorize any class of stock preferred as to assets or dividends over those classes. In addition, WE may not amend the Restated Articles to change the express terms and provisions of the 6% Preferred Stock, $100 Par Value Serial Preferred Stock or $25 Par Value Serial Preferred Stock, as the case may be, in any manner substantially prejudicial to the holders of the class affected, without the consent of the holders of two-thirds of the outstanding shares of such class; and under the Restated Articles, similar amendments of the Restated Articles so affecting one or more, but not all, series of a particular class require a two-thirds vote of the series affected. The WBCL, as now in effect, provides additional requirements for the favorable vote of a class upon certain amendments of the Restated Articles affecting such class, including, among other things, amendments increasing the authorized shares of such class or any prior or substantially equal class.

LIQUIDATION RIGHTS

In the event of any liquidation of WE, whether voluntary or involuntary, the holders of the 6% Preferred Stock and Serial Preferred Stocks will be entitled to be paid the full amount of their respective liquidation values prior to the payment of any amounts on any stock ranking junior thereto. All such payments are to be made ratably to such holders in accordance with their respective interests, without preference of any class or series over any other. The liquidation value of the 6% Preferred Stock and the 3.60% Preferred Stock is $100 per share, their respective par values.

REDEMPTION PROVISIONS

WE may redeem, at its option, the whole or any part of the Serial Preferred Stocks or the whole or any part of any series thereof, from time to time, upon the conditions, including payment of the applicable redemption price, fixed by the WE Board at the time of original issue of the shares, and upon not less than 30 days' nor more than 60 days' published notice in a newspaper in Milwaukee, Wisconsin. Notice is also to be mailed to holders of record, but failure to mail such notice will not affect redemption. Shares of the 3.60% Preferred Stock are redeemable by WE at $101, plus an amount equal to accrued but unpaid dividends to the redemption date.

Shares of the Serial Preferred Stocks which are redeemed or otherwise acquired by WE (other than those purchased or redeemed for, or taken as a credit against, any sinking fund obligation or surrendered pursuant to a conversion right) continue to be part of the authorized capital of WE and may thereafter, in the discretion of the WE Board, be reissued as part of the same or another series of the same class.

MISCELLANEOUS

There are no restrictions in the Restated Articles on the repurchase or redemption by WE of shares of any of its capital stock while there is any arrearage in the payment of dividends or sinking fund installments on the 6% Preferred Stock or the Serial Preferred Stocks. The holders of the 6% Preferred Stock and the Serial Preferred Stocks are not entitled to any preemptive or other subscription rights.

                       WISCONSIN ELECTRIC POWER COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                             ON DECEMBER 15, 1994

     The undersigned hereby appoints Richard A. Abdoo, John W. Boston and Ann Marie Brady, and each of them, proxies, with full power of substitution, to vote, as designated herein, all shares of stock which the undersigned is entitled to vote at the Special Meeting of Stockholders of Wisconsin Electric Power Company ("WE"), to be held in the auditorium of the Public Service Building, 231 West Michigan Street, Milwaukee, Wisconsin, on Thursday, December 15, 1994, at 9:00 a.m., Central Time, or at any adjournment thereof, hereby revoking any proxy previously given.

1. Approval of the Plan and Agreement of Merger, dated June 30, 1994, by and between WE and Wisconsin Natural Gas Company ("WN"), providing for the merger of WN with and into WE;

2. Approval of the amendment to WE's Restated Articles of Incorporation, as amended (the "Restated Articles"), to remove the specific reference to electric and steam operations in the description of WE's purpose;

3. Approval of the amendment to the Restated Articles to remove the special voting rights of the WE Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations;

4. Approval of the amendment to the Restated Articles to remove designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding;

5. Approval of the amendment to the Restated Articles to conform provisions relating to managing the business and affairs of WE during an emergency with the appropriate sections of the Wisconsin Business Corporation Law ("WBCL");

6. Approval of the amendment to the Restated Articles to conform the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL; and

7. In their discretion, on such other matters as may properly come before the Special Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Special Meeting, receipt of which is hereby acknowledged.

SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE; YOU NEED NOT MARK ANY VOTING BOXES.

                                                           SEE REVERSE
                                                              SIDE

 X   Please mark your
- ---  votes as in this
     example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 6.
      -------------------------------------------------------------------

1.  Plan and Agreement of Merger

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


2.  Amendment to remove electric and
    steam reference

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


3.  Amendment to remove certain special
    Preferred Stocks voting rights

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


4.  Amendment to remove certain
    series designations

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


5.  Amendment to conform emergency
    provisions with the WBCL

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


6.  Amendment to conform extraordinary
    transactions vote requirement with WBCL

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---






                    PLEASE CHECK BOX IF APPLICABLE
                    ------------------------------

            ----    Yes, I will attend the Special Meeting of
            ----    Stockholders on Thursday, December 15, 1994.




Please sign exactly as name(s) appears hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation officer, attorney, agent, trustee, guardian or in other representative capacity, please state your full title as such.


                                  ----------------------------------------
                                      SIGNATURE                   DATE


                                  ----------------------------------------
                                      SIGNATURE                   DATE
                                  (If Held Jointly)

                                                           6% Preferred Stock

                       WISCONSIN ELECTRIC POWER COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                             ON DECEMBER 15, 1994

     The undersigned hereby appoints Richard A. Abdoo, John W. Boston and Ann Marie Brady, and each of them, proxies, with full power of substitution, to vote, as designated herein, all shares of stock which the undersigned is entitled to vote at the Special Meeting of Stockholders of Wisconsin Electric Power Company ("WE"), to be held in the auditorium of the Public Service Building, 231 West Michigan Street, Milwaukee, Wisconsin, on Thursday, December 15, 1994, at 9:00 a.m., Central Time, or at any adjournment thereof, hereby revoking any proxy previously given.

1. Approval of the Plan and Agreement of Merger, dated June 30, 1994, by and between WE and Wisconsin Natural Gas Company ("WN"), providing for the merger of WN with and into WE;

2. Approval of the amendment to WE's Restated Articles of Incorporation, as amended (the "Restated Articles"), to remove the specific reference to electric and steam operations in the description of WE's purpose;

3. Approval of the amendment to the Restated Articles to remove the special voting rights of the WE Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations;

4. Approval of the amendment to the Restated Articles to remove designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding;

5. Approval of the amendment to the Restated Articles to conform provisions relating to managing the business and affairs of WE during an emergency with the appropriate sections of the Wisconsin Business Corporation Law ("WBCL");

6. Approval of the amendment to the Restated Articles to conform the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL; and

7. In their discretion, on such other matters as may properly come before the Special Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Special Meeting, receipt of which is hereby acknowledged.

SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE; YOU NEED NOT MARK ANY VOTING BOXES.

                                                           SEE REVERSE
                                                              SIDE

 X   Please mark your
- ---  votes as in this
     example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 6.
      -------------------------------------------------------------------

1.  Plan and Agreement of Merger

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


2.  Amendment to remove electric and
    steam reference

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


3.  Amendment to remove certain special
    Preferred Stocks voting rights

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


4.  Amendment to remove certain
    series designations

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


5.  Amendment to conform emergency
    provisions with the WBCL

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


6.  Amendment to conform extraordinary
    transactions vote requirement with WBCL

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---






                    PLEASE CHECK BOX IF APPLICABLE
                    ------------------------------

            ----    Yes, I will attend the Special Meeting of
            ----    Stockholders on Thursday, December 15, 1994.




Please sign exactly as name(s) appears hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation officer, attorney, agent, trustee, guardian or in other representative capacity, please state your full title as such.


                                  ----------------------------------------
                                      SIGNATURE                   DATE


                                  ----------------------------------------
                                      SIGNATURE                   DATE
                                  (If Held Jointly)

                                                         3.60% Preferred Stock

                       WISCONSIN ELECTRIC POWER COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                             ON DECEMBER 15, 1994

     The undersigned hereby appoints Richard A. Abdoo, John W. Boston and Ann Marie Brady, and each of them, proxies, with full power of substitution, to vote, as designated herein, all shares of stock which the undersigned is entitled to vote at the Special Meeting of Stockholders of Wisconsin Electric Power Company ("WE"), to be held in the auditorium of the Public Service Building, 231 West Michigan Street, Milwaukee, Wisconsin, on Thursday, December 15, 1994, at 9:00 a.m., Central Time, or at any adjournment thereof, hereby revoking any proxy previously given.

1. Approval of the Plan and Agreement of Merger, dated June 30, 1994, by and between WE and Wisconsin Natural Gas Company ("WN"), providing for the merger of WN with and into WE;

2. Approval of the amendment to WE's Restated Articles of Incorporation, as amended (the "Restated Articles"), to remove the specific reference to electric and steam operations in the description of WE's purpose;

3. Approval of the amendment to the Restated Articles to remove the special voting rights of the WE Preferred Stocks in connection with WE's issuance of certain unsecured indebtedness or consummation of certain mergers or consolidations;

4. Approval of the amendment to the Restated Articles to remove designations of certain series of $100 Par Value Serial Preferred Stock which are no longer outstanding;

5. Approval of the amendment to the Restated Articles to conform provisions relating to managing the business and affairs of WE during an emergency with the appropriate sections of the Wisconsin Business Corporation Law ("WBCL");

6. Approval of the amendment to the Restated Articles to conform the statutory references in the provision setting forth the majority vote requirement for certain extraordinary transactions with the appropriate sections of the WBCL; and

7. In their discretion, on such other matters as may properly come before the Special Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Special Meeting, receipt of which is hereby acknowledged.

SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE; YOU NEED NOT MARK ANY VOTING BOXES.

                                                           SEE REVERSE
                                                              SIDE

 X   Please mark your
- ---  votes as in this
     example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6.

      The Board of Directors recommends a vote FOR Proposals 1 through 6.
      -------------------------------------------------------------------

1.  Plan and Agreement of Merger

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


2.  Amendment to remove electric and
    steam reference

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


3.  Amendment to remove certain special
    Preferred Stocks voting rights

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


4.  Amendment to remove certain
    series designations

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


5.  Amendment to conform emergency
    provisions with the WBCL

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---


6.  Amendment to conform extraordinary
    transactions vote requirement with WBCL

       FOR    AGAINST   ABSTAIN
       ---      ---       ---
       ---      ---       ---






                    PLEASE CHECK BOX IF APPLICABLE
                    ------------------------------

            ----    Yes, I will attend the Special Meeting of
            ----    Stockholders on Thursday, December 15, 1994.




Please sign exactly as name(s) appears hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation officer, attorney, agent, trustee, guardian or in other representative capacity, please state your full title as such.


                                  ----------------------------------------
                                      SIGNATURE                   DATE


                                  ----------------------------------------
                                      SIGNATURE                   DATE
                                  (If Held Jointly)

[LOGO]

Wisconsin Electric Power Company
231 W. Michigan, P.O. Box 2046
Milwaukee, WI  53201-2046
(414) 221-2345


November 16, 1994



Dear Wisconsin Electric Stockholder:

On October 31, 1994, proxy materials were mailed to you relating to Wisconsin Electric's Special Meeting of Stockholders to be held on December 15, 1994.

The principal purpose of the meeting is to seek your approval of (i) the merger of two subsidiaries of Wisconsin Energy Corporation, Wisconsin Natural Gas Company into Wisconsin Electric and (ii) certain amendments to the company's articles of incorporation. I AND THE WISCONSIN ELECTRIC BOARD OF DIRECTORS STRONGLY BELIEVE THAT YOUR APPROVAL OF THESE MATTERS WILL HELP STRENGTHEN WISCONSIN ELECTRIC'S COMPETITIVE POSITION AND WILL PROVIDE THE COMPANY WITH ADDITIONAL FLEXIBILITY TO SUCCEED IN THE NEW COMPETITIVE ENVIRONMENT IN WHICH WISCONSIN ELECTRIC OPERATES.

According to our latest records, we have not yet received your proxy card. Regardless of the number of shares you own, it is important that they are represented at the meeting. Voting by mail is quick and easy. If you haven't previously mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy promptly in the enclosed return envelope.

I THANK YOU IN ADVANCE FOR YOUR COOPERATION AND CONTINUED SUPPORT. I HOPE YOU SHARE MY ENTHUSIASM AND WILL VOTE "FOR" EACH OF THE PROPOSALS PRESENTED.

Sincerely,



Richard A. Abdoo
Chairman of the Board
and Chief Executive Officer

[LOGO]

Wisconsin Electric Power Company
231 W. Michigan, P.O. Box 2046
Milwaukee, WI  53201-2046
(414) 221-2345


December __, 1994



Name
Address
City, State, ZIP

Dear _________________:

As you may know, Wisconsin Electric will hold a Special Meeting of Stockholders on December 15, 1994.

I've tried to contact you by telephone to discuss the meeting agenda and any questions you may have regarding the merger of Wisconsin Natural Gas Company into Wisconsin Electric and the proposed amendments to the company's articles of incorporation.

According to our latest records, we have not yet received your proxy card. Regardless of the number of shares you own, it is important that they are represented at the meeting. If you haven't yet completed and returned your proxy card, please do so at your earliest convenience. Voting by mail is quick and easy.

I would like to discuss this important vote with you. Please call me collect at (414) 221-2788 or toll free at 1-800-881-5882 during normal business hours. If evening hours are best for you, you may leave a message and indicate the best time for me to return your call.

Sincerely,



Peter Sirko
Mgr. Stockholder Services

                       Wisconsin Electric Power Company

                           1993 Financial Statements
                                 and Footnotes

                                                                          Page

Income Statement for the Years 1991, 1992 and 1993                          1

Statement of Cash Flow for the Years 1991, 1992 and 1993                    2

Balance Sheet as of December 31, 1992 and December 31, 1993                 3

Capitalization Statement as of December 31, 1992 and December 31, 1993      5

Common Stock Equity Statement                                               6

Notes to Financial Statements                                               7

Report of Independent Accountants                                          18

fm\wp\edgar\wedefprx.O11


ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA FROM WISCONSIN ELECTRIC POWER COMPANY'S
         ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993





                                     WISCONSIN ELECTRIC POWER COMPANY

                                             INCOME STATEMENT

                                          Year Ended December 31


                                               1993                1992                1991
                                               ----                ----                ----
                                                           (Thousands of Dollars)
Operating Revenues
  Electric                                  $1,347,844          $1,298,723          $1,292,809
  Steam                                         14,090              13,093              12,986
                                            ----------          ----------          ----------
       Total Operating Revenues              1,361,934           1,311,816           1,305,795

Operating Expenses
  Fuel (Note B)                                263,385             266,716             291,271
  Purchased power                               54,880              63,745              65,261
  Other operation expenses                     341,748             318,253             295,654
  Maintenance                                  149,247             143,618             136,142
  Depreciation (Note E)                        150,831             148,967             133,997
  Taxes other than income taxes                 68,969              68,380              57,916
  Federal income tax (Note F)                   68,239              61,235              73,854
  State income tax (Note F)                     13,887              14,783              16,889
  Deferred income taxes - net (Note F)          12,034              10,083               6,148
  Investment tax credit - net (Note F)          (4,123)             (3,960)             (4,381)
                                            ----------          ----------          ----------
       Total Operating Expenses              1,119,097           1,091,820           1,072,751

Operating Income                               242,837             219,996             233,044

Other Income and Deductions
  Interest income                               13,351              13,624              15,688
  Allowance for other funds used during
    construction (Note G)                        8,453               6,936               7,227
  Miscellaneous - net                            9,638               6,547               6,649
  Federal income tax (Note F)                   (1,718)             (1,127)             (1,292)
  State income tax (Note F)                       (811)               (630)               (843)
                                            ----------          ----------          ----------
       Total Other Income and Deductions        28,913              25,350              27,429

Income Before Interest Charges                 271,750             245,346             260,473

Interest Charges
  Long-term debt                                96,110              84,843              77,615
  Other interest                                 2,450               2,414               4,849
  Allowance for borrowed funds used
    during construction (Note G)                (4,735)             (3,653)             (3,560)
                                            ----------          ----------          ----------
       Total Interest Charges                   93,825              83,604              78,904
                                            ----------          ----------          ----------
Net Income                                     177,925             161,742             181,569

Preferred Stock Dividend Requirement             4,377               5,916               5,928
                                            ----------          ----------          ----------
Earnings Available for Common
  Stockholder                               $  173,548          $  155,826          $  175,641
                                            ==========          ==========          ==========

Note:  Earnings and dividends per share of common stock are not applicable because all of the company's common stock is owned by Wisconsin Energy Corporation.

See Notes to Financial Statements.




                                     WISCONSIN ELECTRIC POWER COMPANY

                                          STATEMENT OF CASH FLOWS

                                          Year Ended December 31

                                                        1993             1992              1991
                                                        ----             ----              ----
                                                                (Thousands of Dollars)

Operating Activities
  Net income                                         $177,925          $161,742         $181,569
  Reconciliation to cash
    Depreciation                                      150,831           148,967          133,997
    Nuclear fuel expense - amortization                21,366            20,818           22,139
    Conservation expense - amortization                15,254            13,009           10,175
    Debt premium, discount & expense -
      amortization                                     12,813             4,483            2,857
    Deferred income taxes - net                        12,034            10,083            6,148
    Investment tax credit - net                        (4,123)           (3,960)          (4,381)
    Allowance for other funds used
      during construction                              (8,453)           (6,936)          (7,227)
    Change in  Accounts receivable                    (16,981)            9,993           (6,308)
               Inventories                             15,181            (5,294)          11,670
               Accounts payable                        11,620             9,195           (6,790)
               Other current assets                     3,231           (10,073)          (2,413)
               Other current liabilities               15,453            (3,664)           3,452
    Other                                              (5,176)            8,272           (3,633)
                                                     --------          --------         --------
Cash Provided by Operating Activities                 400,975           356,635          341,255


Investing Activities
  Construction expenditures                          (310,513)         (293,589)        (215,446)
  Allowance for borrowed funds used
    during construction                                (4,735)           (3,653)          (3,560)
  Nuclear fuel                                        (20,016)          (17,709)         (19,728)
  Nuclear decommissioning trust                       (11,371)          (20,212)         (19,358)
  Conservation investments - net                      (35,252)          (31,087)         (19,986)
  Change in construction funds held
    by trustee                                          3,006             1,930           37,813
  Other                                                (1,926)             (746)             (15)
                                                     --------         ---------         --------
Cash Used in Investing Activities                    (380,807)         (365,066)        (240,280)

Financing Activities
  Sale of long-term debt                              361,049           567,360          124,221
  Retirement of long-term debt                       (328,771)         (495,940)         (27,552)
  Change in short-term debt                            44,179            34,820          (16,900)
  Retirement of preferred stock                       (65,504)           (2,035)             -
  Dividends on stock - common                         (65,000)          (65,000)        (167,745)
                     - preferred                       (4,729)           (5,928)          (5,928)
                                                     --------         ---------         --------
Cash Provided by (Used in) Financing Activities       (58,776)           33,277          (93,904)

Change in Cash and Cash Equivalents                  $(38,608)         $ 24,846         $  7,071
                                                     ========         =========         ========



Supplemental information disclosures:
 Cash Paid For
    Interest (net of amount capitalized)             $ 77,357          $ 82,193         $ 78,332
    Income taxes                                       94,103            82,126           90,981

See Notes to Financial Statements.










                       WISCONSIN ELECTRIC POWER COMPANY

                                 BALANCE SHEET

                                  December 31


                                     ASSETS
                                                        1993         1992
                                                        ----         ----
                                                     (Thousands of Dollars)
Utility Plant
  Electric                                           $4,079,794   $3,821,490
  Steam                                                  39,113       33,177
                                                     ----------   ----------
                                                      4,118,907    3,854,667
    Accumulated provision for depreciation           (1,784,110)  (1,668,264)
                                                     ----------   ----------
                                                      2,334,797    2,186,403
  Construction work in progress                         208,834      181,451
  Nuclear fuel - net (Note B)                            52,665       53,800
                                                     ----------   ----------
       Net Utility Plant                              2,596,296    2,421,654

Other Property and Investments
  Nuclear decommissioning trust fund (Note B)           214,421      203,050
  Construction funds held by trustees                    20,550       23,556
  Conservation investments                              136,995      117,964
  Other                                                   3,491        3,482
                                                     ----------   ----------
       Total Other Property and Investments             375,457      348,052

Current Assets
  Cash and cash equivalents                              13,421       52,029
  Accounts receivable, net of allowance for
    doubtful accounts - $7,201 and $6,842                91,849       74,868
  Accrued utility revenues                               89,306       92,328
  Fossil fuel (at average cost)                          57,955       70,122
  Materials and supplies (at average cost)               69,357       72,371
  Prepayments                                            47,939       47,117
  Other assets                                            5,873        6,904
                                                     ----------   ----------
       Total Current Assets                             375,700      415,739

Deferred Charges and Other Assets
  Accumulated deferred income taxes (Note F)             97,788       61,396
  Deferred regulatory assets (Note A)                   191,969          -
  Other                                                  56,346       39,004
                                                     ----------   ----------
       Total Deferred Charges and Other Assets          346,103      100,400
                                                     ----------   ----------
Total Assets                                         $3,693,556   $3,285,845
                                                     ==========   ==========

See Notes to Financial Statements.


                                     - 3 -


                       WISCONSIN ELECTRIC POWER COMPANY

                                 BALANCE SHEET

                                  December 31



                        CAPITALIZATION AND LIABILITIES
                                                         1993         1992
                                                         ----         ----
                                                      (Thousands of Dollars)
Capitalization (See Capitalization Statement)
  Common stock equity                                $1,399,686   $1,294,099
  Preferred stock - redemption not required              30,451       30,451
  Preferred stock - redemption required                   5,250       67,900
  Long-term debt (Note J)                             1,188,744    1,127,310
                                                     ----------   ----------
       Total Capitalization                           2,624,131    2,519,760

Current Liabilities
  Long-term debt due currently (Note J)                  19,254       19,633
  Notes payable (Note K)                                117,903       73,724
  Accounts payable                                       81,630       70,010
  Payroll and vacation accrued                           26,058       26,018
  Taxes accrued - income and other                       14,422       11,706
  Interest accrued                                       21,295       17,023
  Other                                                  13,238        4,813
                                                     ----------   ----------
       Total Current Liabilities                        293,800      222,927

Deferred Credits and Other Liabilities
  Accumulated deferred income taxes (Note F)            444,717      415,076
  Accumulated deferred investment tax credits            91,495       96,233
  Deferred regulatory liabilities (Note A)              167,403          -
  Other                                                  72,010       31,849
                                                     ----------   ----------
       Total Deferred Credits and Other
         Liabilities                                    775,625      543,158

Commitments and Contingencies (Note N)
                                                     ----------   ----------
Total Capitalization and Liabilities                 $3,693,556   $3,285,845
                                                     ==========   ==========

See Notes to Financial Statements.










                                     WISCONSIN ELECTRIC POWER COMPANY

                                         CAPITALIZATION STATEMENT

                                                December 31
                                                                                  1993           1992
                                                                                  ----           ----
                                                                                (Thousands of Dollars)
Common Stock Equity (See Common Stock Equity Statement)
  Common stock ($10 par value; authorized 65,000,000 shares;
    outstanding - 33,289,327 shares)                                         $  332,893     $  332,893
  Other paid in capital                                                         139,673        142,527
  Retained earnings                                                             927,120        818,679
                                                                             ----------     ----------
       Total Common Stock Equity                                              1,399,686      1,294,099

Preferred Stock - Cumulative
  Six Per Cent. Preferred Stock - $100 par value; authorized 45,000 shares;
    outstanding - 44,508 shares                                                   4,451          4,451
  Serial preferred stock - $100 par value; authorized 2,360,000 shares;
    outstanding -
    3.60% Series - 260,000 shares                                                26,000         26,000
                                                                             ----------     ----------
       Total Preferred Stock - Redemption Not Required (Note I)                  30,451         30,451

    6.75% Series - 52,500 shares and 679,000 shares                               5,250         67,900
                                                                             ----------     ----------
       Total Preferred Stock - Redemption Required (Note I)                       5,250         67,900

Long-Term Debt
  First mortgage bonds
    Series       Due
    ------       ---
    4-1/2%       1996                                                            30,000            -
    5-7/8%       1996                                                               -           27,726
    5-7/8%       1997                                                           130,000        130,000
    5-1/8%       1998                                                            60,000            -
    6.10 %       1999-2008                                                       25,000         25,000
    6.25 %       1999-2008                                                        1,000          1,000
    6-1/2%       1999                                                            40,000         40,000
    6-5/8%       1999                                                            51,000         51,000
    6.45 %       2004                                                            12,000         12,000
    7-1/4%       2004                                                           140,000        140,000
    6.45 %       2006                                                             4,000          4,000
    6.50 %       2007-2009                                                       10,000         10,000
    9-3/4%       2015                                                            46,350         46,350
    7-1/8%       2016                                                           100,000            -
    8-1/2%       2016                                                               -          100,000
    6.85 %       2021                                                             9,000          9,000
    7-3/4%       2023                                                           100,000            -
    9.85 %       2023                                                               -          100,000
    7.05 %       2024                                                            60,000            -
    9-1/8%       2024                                                             3,443         60,000
    8-3/8%       2026                                                           100,000        100,000
    7.70 %       2027                                                           200,000        200,000
                                                                             ----------      ---------
                                                                              1,121,793      1,056,076
Note (unsecured)
  Variable rate due 2016                                                         67,000         67,000
Obligations under capital lease (Note B)                                         41,870         42,604
Unamortized discount - net                                                      (22,665)       (18,737)
Long-term debt due currently                                                    (19,254)       (19,633)
                                                                             ----------     ----------
       Total Long-Term Debt (Note J)                                          1,188,744      1,127,310
                                                                             ----------     ----------
       Total Capitalization                                                  $2,624,131     $2,519,760
                                                                             ==========     ==========

See Notes to Financial Statements.








                                     WISCONSIN ELECTRIC POWER COMPANY

                                      COMMON STOCK EQUITY STATEMENT



                                     Common Stock    Common Stock   Other Paid    Retained
                                        Shares      $10 Par Value   In Capital    Earnings       Total
                                     ------------   -------------   ----------    --------    -----------
                                                                   (Thousands of Dollars)
Balance - December 31, 1990            33,289,327      $332,893     $142,462      $704,969    $1,180,324


Net income                                                                         181,569       181,569

Cash dividends
  Common stock                                                                    (152,745)     (152,745)
  Preferred stock                                                                   (5,928)       (5,928)
                                      -----------      --------     --------      --------    ----------
Balance - December 31, 1991            33,289,327       332,893      142,462       727,865     1,203,220


Net income                                                                         161,742       161,742

Cash dividends
  Common stock                                                                     (65,000)      (65,000)
  Preferred stock                                                                   (5,928)       (5,928)

Other                                                                     65                          65
                                      -----------      --------     --------      --------    ----------
Balance - December 31, 1992            33,289,327       332,893      142,527       818,679     1,294,099


Net income                                                                         177,925       177,925

Cash dividends
  Common stock                                                                     (65,000)      (65,000)
  Preferred stock                                                                   (4,729)       (4,729)

Purchase of Preferred Stock                                           (2,854)                     (2,854)
Other                                                                                  245           245
                                      -----------      --------     --------      --------    ----------
Balance - December 31, 1993            33,289,327      $332,893     $139,673      $927,120    $1,399,686
                                      ===========      ========     ========      ========    ==========


See Notes to Financial Statements.





























                       WISCONSIN ELECTRIC POWER COMPANY

                         NOTES TO FINANCIAL STATEMENTS



A - Summary of Significant Accounting Policies
- ----------------------------------------------

General
- -------

The accounting records of the company are kept as prescribed by the Federal Energy Regulatory Commission (FERC), modified for requirements of the Public Service Commission of Wisconsin (PSCW).

Revenues
- --------

Utility revenues are recognized on the accrual basis and include estimated amounts for service rendered but not billed.

Fuel
- ----

The cost of fuel is expensed in the period consumed.

Property
- --------

Property is recorded at cost. Additions to and significant replacements of utility property are charged to utility plant at cost; minor items are charged to maintenance expense. Cost includes material, labor and allowance for funds used during construction (see Note G). The cost of depreciable utility property, together with removal cost less salvage, is charged to accumulated provision for depreciation when property is retired.

Deferred Regulatory Assets and Liabilities
- ------------------------------------------

Pursuant to Statement of Financial Accounting Standards No. 71, Accounting for the Effects of Certain Types of Regulation, the company capitalizes as deferred regulatory assets incurred costs which are expected to be recovered in future utility rates. The company also records as deferred regulatory liabilities the current recovery in utility rates of costs which are expected to be paid in the future.

The significant portion of the company's deferred regulatory assets and liabilities relate to the amounts recorded due to the adoption of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (FAS 109). See Note F.

Statement of Cash Flows
- -----------------------

Cash and cash equivalents include marketable debt securities acquired three months or less from maturity.

Conservation Investments
- ------------------------

The company directs a variety of demand-side management programs to help foster energy conservation by its customers. As authorized by the PSCW, the company has capitalized certain conservation program costs. Utility rates approved by the PSCW provide for a current return on these conservation investments. Conservation investments are amortized to operating expense over a ten-year period.


B - Nuclear Operations
- ----------------------

The company has a nuclear fuel leasing arrangement with Wisconsin Electric Fuel Trust (Trust), which is treated as a capital lease. The nuclear fuel is leased for a period of 60 months or until the removal of the fuel from the reactor, if earlier. Lease payments include charges for the cost of fuel burned, financing costs and a management fee. In the event the company or the Trust terminates the lease, the Trust would recover its unamortized cost of nuclear fuel from the company. Under the lease terms, the company is in effect the ultimate guarantor of the Trust's commercial paper and line of credit borrowings financing the investment in nuclear fuel.

Provided below is a summary of nuclear fuel investment at December 31 and interest expense on the nuclear fuel lease:
                                                   1993      1992      1991
                                                 --------  --------  --------
                                                     (Thousands of Dollars)
     Nuclear Fuel
       Under capital lease                       $ 91,201  $ 92,807
       Accumulated provision for amortization     (54,207)  (54,786)
       In process/stock                            15,671    15,779
                                                  -------   -------
           Total nuclear fuel                    $ 52,665  $ 53,800

     Interest expense on nuclear fuel lease      $  1,697  $  2,098  $  3,174

The future minimum lease payments under the capital lease and the present value of the net minimum lease payments as of December 31, 1993 are as follows:
                                     (Thousands of Dollars)

            1994                            $20,335
            1995                             12,992
            1996                              7,559
            1997                              2,881
            1998                                538
                                             ------
Total Minimum Lease Payments                 44,305
Less: Interest                               (2,435)
                                             ------
Present Value of Net Minimum
Lease Payments                              $41,870
                                             ======

- ---------------------------------

The estimated cost of disposal of spent fuel based on a contract with the U.S. Department of Energy (DOE) is included in nuclear fuel expense. The Energy Policy Act of 1992 establishes a Uranium Enrichment Decontamination and Decommissioning fund (fund) for the DOE's nuclear fuel enrichment facilities. Deposits to the fund will be derived in part from special assessments to utilities. The company has booked the remaining estimated liability of $36,774,000, which will be assessed over fourteen years. Assessments are included in nuclear fuel expense and reflected in utility rates.

Nuclear plant decommissioning is accrued as depreciation expense based on an external sinking fund method. Total decommissioning is currently estimated at $280 million in 1993 dollars and is subject to periodic review.

The Price-Anderson Act (Act) provides an aggregate limitation of $9.4 billion on public liability claims arising out of a nuclear incident. The company has $200 million of liability insurance from commercial sources. The Act also establishes an industry-wide retrospective rating plan under which nuclear reactor owners could be assessed up to $79 million per reactor (the company owns two), but not more than $10 million in any one year for each reactor, in the event of a nuclear incident.

An industry-wide insurance program, with an aggregate limit of $200 million, has been established to cover radiation injury claims of nuclear workers first employed after 1987. If claims in excess of the available funds develop, the company could be assessed a maximum of approximately $3.2 million per reactor.

The company has property damage, decontamination and decommissioning insurance totaling $2.2 billion for loss from damage at the Point Beach Nuclear Plant with Nuclear Mutual Limited (NML), Nuclear Electric Insurance Limited (NEIL), American Nuclear Insurers and Mutual Atomic Energy Liability Underwriters. Under the NML and NEIL policies, the company has potential maximum retrospective premium liability per loss of $7.0 million and $14.2 million, respectively.

The company also maintains additional insurance with NEIL covering extra expenses of obtaining replacement power during a prolonged accidental outage (in excess of 21 weeks) at the Point Beach Nuclear Plant. This insurance coverage provides weekly indemnities of $3.5 million per unit for outages during the first year, declining to 67% of the amounts during the second and third years. Under the policy, the company's maximum retrospective premium liability is approximately $8.9 million.

It should not be assumed that, in the event of a major nuclear incident, any insurance or statutory limitation of liability would protect the company from material adverse impact.


C - Pension Plans
- -----------------

Effective in 1993, the PSCW adopted Statement of Financial Accounting Standards No. 87, Employers' Accounting for Pensions (FAS 87), for ratemaking. For 1992 and 1991, the PSCW recognized funded amounts for ratemaking and the company charged the following amounts to expense as paid, $3,962,000 and $3,739,000, respectively.

- ----------------------------

The company has several noncontributory pension plans covering all eligible employees. Pension benefits are based on years of service and the employee's compensation. The majority of the plans' assets are equity securities; other assets include corporate and government bonds, guaranteed investment contracts and real estate. The plans are funded to meet the requirements of the Employee Retirement Income Security Act of 1974.

In the opinion of the company, current pension trust assets and amounts which are expected to be paid to the trusts in the future will be adequate to meet future pension payment obligations to current and future retirees.


Pension Cost calculated per FAS 87           1993         1992        1991
- ----------------------------------        ---------    ---------   ---------
                                                 (Thousands of Dollars)
Components of Net Periodic Pension Cost,
  Year Ended December 31 -
  Cost of pension benefits earned by
   employees                              $   9,185    $   8,290    $  7,523
  Interest cost on projected benefit
   obligation                                31,650       28,874      27,394
  Actual return on plan assets              (37,846)     (14,090)    (88,243)
  Net amortization and deferral               1,176      (30,216)     51,694
                                          ---------    ---------    --------
Total pension cost (credit) calculated
 under FAS 87                             $   4,165    $  (7,142)   $ (1,632)
                                          =========    =========    ========
Actuarial Present Value of Accumulated
  Benefit Obligation, at December 31 -
  Vested benefits-employees' right to
   receive benefit no longer contingent
   upon continued employment              $ 343,265    $ 304,769
  Nonvested benefits-employees' right to
   receive benefit contingent upon
   continued employment                       6,124        5,905
                                          ---------    ---------
Total obligation                          $ 349,389    $ 310,674
                                          =========    =========
Funded Status of Plans: Pension Assets and
  Obligations at December 31 -
  Pension assets at fair market value     $ 483,391    $ 461,954
  Projected benefit obligation
   at present value                        (437,461)    (379,587)
  Unrecognized transition asset             (25,497)     (27,937)
  Unrecognized prior service cost               143       14,980
  Unrecognized net gain                        (954)     (50,112)
                                          ---------    ---------
Projected status of plans                 $  19,622    $  19,298
                                          =========    =========

- ----------------------------

Rates used for calculations (%) -
  Discount Rate-interest rate used to
   adjust for the time value of money           7.5          8.0         8.0
  Assumed rate of increase
   in compensation levels                       5.0          5.0         5.0
  Expected long-term rate of return
   on pension assets                            9.0          9.0         9.0


D - Benefits Other Than Pensions
- --------------------------------

In January 1993, the company adopted prospectively Statement of Financial Accounting Standards No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions (FAS 106), and elected the 20 year option for amortization of the previously unrecognized accumulated postretirement benefit obligation. The PSCW has issued an order recognizing FAS 106 for ratemaking; therefore, adoption has no material impact on net income. For years prior to 1993 the cost of these postretirement benefits was expensed when paid and was $4,151,000 in 1992, and $4,365,000 in 1991.

The company sponsors defined benefit postretirement plans that cover both salaried and nonsalaried employees who retire at age 55 or older with at least 10 years of credited service. The postretirement medical plan provides coverage to retirees and their dependents. Retirees contribute to the medical plan. The group life insurance benefit is based on employee compensation and is reduced upon retirement.

Employees' Benefit Trusts (Trusts) are used to fund a major portion of postretirement benefits. The funding policy for the Trusts is to maximize tax deductibility. The majority of the Trusts' assets are mutual funds.

- -------------------------------------------

Postretirement Benefit Cost calculated per FAS 106      (Thousands of Dollars)
- --------------------------------------------------

Components of Net Periodic Postretirement Benefit Cost,
  Year Ended December 31, 1993 -
  Cost of postretirement benefits earned by employees     $   2,291
  Interest cost on projected benefit obligation               8,404
  Actual return on plan assets                               (2,096)
  Net amortization and deferral                               4,161
                                                          ---------
Total postretirement benefit cost calculated              $  12,760
  under FAS 106                                           =========

Funded Status of Plans: Postretirement Obligations
  and Assets at December 31 -
  Accumulated Postretirement Benefit Obligation at
   December 31, 1993 -
   Retirees                                               $ (57,061)
   Fully eligible active plan participants                  (13,434)
   Other active plan participants                           (43,485)
                                                          ---------
  Total obligation                                         (113,980)

  Postretirement assets at fair market value                 26,216
                                                          ---------
  Accumulated postretirement benefit obligation in
   excess of plan assets                                    (87,764)

  Unrecognized transition obligation                         77,943
  Unrecognized net loss                                       4,981
                                                           --------
Accrued Postretirement Benefit Obligation                  $ (4,840)
                                                           ========


Rates used for calculations (%) -
         Discount Rate-interest rate used to adjust
          for the time value of money                       7.5
         Assumed rate of increase in compensation levels    5.0
         Expected long-term rate of return on
          postretirement assets                             9.0
         Health care cost trend rate                       14.0 declining to
                                                            5.0 in 2002


Changes in health care cost trend rates will affect the amounts reported. For example, a 1% increase in rates would increase the accumulated postretirement benefit obligation as of December 31, 1993 by $7,900,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for the year then ended by $900,000.

- -------------------------------------------

Statement of Financial Accounting Standards No. 112, Employers' Accounting for Postemployment Benefits (FAS 112), was issued in 1992. This statement establishes standards of financial accounting and reporting for the estimated cost of benefits provided by an employer to former or inactive employees after employment but before retirement. The company adopted FAS 112 prospectively for 1994. It is anticipated that adoption will not have a material effect on net income.

The company has announced a Voluntary Severance Package (VSP) and Early Retirement Incentive Program (ERIP) effective January 1994 and March 1994, respectively to eligible employees. The availability of these plans to various bargaining units is based upon agreements made between the company and the unions. These plans are available to most management employees but not elected officers.

The VSP includes a severance payment, medical/dental insurance, outplacement services, personal financial planning and tuition support. ERIP provides for a monthly income supplement, medical benefits, and personal financial planning. It is estimated that 11-23% of total employees will elect one of these plans. The estimated cost associated with these plans is $27,000,000 - $65,000,000.


E - Depreciation
- -----------------

Depreciation expense is accrued at straight line rates, certified by the PSCW, which include estimates for salvage and removal costs.

Depreciation as a percent of average depreciable utility plant was 3.9% in 1993, 4.1% in 1992, and 4.0% in 1991.

Nuclear plant decommissioning is accrued as depreciation expense (see Note B).

F - Income Taxes
- ----------------

Comprehensive interperiod income tax allocation is used for federal and state temporary differences. The federal investment tax credit is accounted for on the deferred basis and is reflected in income ratably over the life of the related property.

Following is a summary of income tax expense and a reconciliation of total income tax expense with the tax expected at the federal statutory rate.

                               1993           1992           1991
                             --------       --------       --------
                                     (Thousands of Dollars)

Current tax expense          $ 84,655       $ 77,775       $ 92,878
Investment tax credit-net      (4,123)        (3,960)        (4,381)
Deferred tax expense           12,034         10,083          6,148
                             --------       --------       --------
Total tax expense            $ 92,566       $ 83,898       $ 94,645
                             ========       ========       ========
Income before income
  taxes                      $270,491       $245,640       $276,214
                             ========       ========       ========
Expected tax at federal
  statutory rate             $ 94,672       $ 83,518       $ 93,913
State income tax net of
  federal tax reduction        10,808         12,242         13,820
Investment tax credit
  restored                     (4,738)        (4,071)        (4,394)
Other (no item over
  5% of expected tax)          (8,176)        (7,791)        (8,694)
                             --------       --------       --------
Total tax expense            $ 92,566       $ 83,898       $ 94,645
                             ========       ========       ========

FAS 109 requires the recording of deferred assets and liabilities to recognize the expected future tax consequences of events that have been reflected in the company's financial statements or tax returns, the adjustment of deferred tax balances to reflect tax rate changes and the recognition of previously unrecorded deferred taxes. The company adopted FAS 109 prospectively in 1993. Following is a summary of deferred income taxes as of December 31, 1993, after FAS 109 adoption, and December 31, 1992, prior to adoption.

- ---------------------------

                                               1993                 1992
                                             --------             --------
                                                 (Thousands of Dollars)
  Deferred Income Tax Assets
    Decommissioning trust                    $ 44,888             $ 48,740
    Construction advances                      30,777                9,371
    Accrued vacation                            6,692                  -
    Other                                      15,431                3,285
                                             --------             --------
      Total Deferred Income Tax Assets       $ 97,788             $ 61,396
                                             ========             ========

  Deferred Income Tax Liabilities
    Plant related                            $383,796             $371,411
    Conservation investments                   51,882               43,665
    Other                                       9,039                  -
                                             --------             --------
      Total Deferred Income Tax Liabilities  $444,717             $415,076
                                             ========             ========

The company also has recorded deferred regulatory assets and liabilities of $155,881,000 and $167,403,000, respectively, as of December 31, 1993, which represent the future expected impact of deferred taxes on utility revenues. Adoption of FAS 109 had no material effect on net income.


G - Allowance for Funds Used During Construction (AFUDC)
- --------------------------------------------------------

AFUDC is included in utility plant accounts and represents the cost of borrowed funds used during plant construction and a return on stockholders' capital used for construction purposes. On the income statement the cost of borrowed funds (before income taxes) is a reduction of interest expense and the return on stockholders' capital is an item of noncash other income.

Utility rates approved by the PSCW provide for a current return on investment for selected long-term projects included in construction work in progress
(CWIP). AFUDC was capitalized on the remaining CWIP at a rate of 10.83% in 1993, 11.10% in 1992, and 11.16% in 1991, as approved by the PSCW.

H - Transactions with Associated Companies
- ------------------------------------------

Managerial, financial, accounting, legal, data processing and other services may be rendered between associated companies and are billed in accordance with service agreements approved by the PSCW. The company also buys gas from Wisconsin Natural (WN), another subsidiary of Wisconsin Energy Corporation, for electric generation at rates approved by the PSCW.

I - Preferred Stock
- -------------------

Serial Preferred Stock authorized but unissued is cumulative, $25 par value, 5,000,000 shares.

In the event of default in the payment of preferred dividends or in the mandatory redemption requirements, no dividends or other distributions may be paid on the company's common stock.

Redemption Not Required -

The 3.60% Series Preferred Stock is redeemable in whole or in part at the option of the company at $101 per share plus any accrued dividends.

Redemption Required -

In 1993 the company called for redemption 626,500 shares of its 6.75% Series Preferred Stock at a purchase price of $104.05 per share plus accrued dividends to the redemption date. In 1992 the company purchased 21,000 shares on the open market. The 6.75% Series Preferred Stock has a redemption requirement of 21,000 shares at par value annually on each June 1 with a noncumulative option to redeem up to 31,500 additional shares annually.


J - Long-Term Debt
- ------------------

The maturities through 1998 for the aggregate amount of long-term debt outstanding (excluding obligations under capital lease, see Note B) at December 31, 1993 are shown below.

                 1994      $     -
                 1995            -
                 1996        30,000,000
                 1997       130,000,000
                 1998        60,000,000

There are no sinking fund requirements for the years 1994 through 1998. Substantially all utility plant is subject to the applicable mortgage.

Long-term debt premium or discount and expense of issuance are amortized by the straight line method over the lives of the debt issues and included as interest expense. Unamortized amounts pertaining to reacquired debt are written off currently, when acquired for sinking fund purposes, or amortized in accordance with PSCW orders, when acquired for early retirement.

K - Notes Payable
- -----------------

Short-term notes payable consist of:

                               December 31
                            1993         1992
                          --------     --------
                          (Thousands of Dollars)

     Banks                $ 50,000     $   -
     Commercial paper       67,903       73,724
                          --------     --------
                          $117,903     $ 73,724
                          ========     ========

Unused lines of credit for short-term borrowing amounted to $101,600,000 at December 31, 1993. In support of various informal lines of credit from banks, the company has agreed to maintain unrestricted compensating balances or to pay commitment fees; neither the compensating balances nor the commitment fees are significant.


L - Fair Value of Financial Instruments
- ---------------------------------------

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments (FAS 107), requires, if practicable, disclosure of the fair value of financial instruments, both assets and liabilities recognized and not recognized in the balance sheet. The fair values provided below represent the amounts at which the financial instruments could have been exchanged between willing parties on December 31.

Fair value is estimated based upon the market value of the financial instrument or upon instruments with similar characteristics. For most financial instruments held by the company, book value approximates fair value. The value of financial instruments recognized on the balance sheet, for which book value does not approximate fair value, is as follows:

                                                  December 31
                                           1993                  1992
                                     Book       Fair        Book       Fair
                                     Value      Value       Value      Value
                                   --------   --------    --------   --------
                                             (Thousands of dollars)

     Nuclear Decommissioning
       Trust Fund                  $214,421   $231,991    $203,050   $213,049

     First Mortgage Bonds         1,121,793  1,169,432   1,056,076  1,066,491


In 1993, the FASB issued Statement of Financial Accounting Standards No. 115 (FAS 115), Accounting for Certain Investments in Debt and Equity Securities. This standard addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. The company adopted FAS 115 prospectively in 1994. It is anticipated that adoption will not have a material effect on net income.

M - Information by Segments of Business
- ---------------------------------------

Year ended December 31                        1993        1992        1991
- ----------------------                        ----        ----        ----
                                                (Thousands of Dollars)

Electric Operations
  Operating revenues                      $1,347,844  $1,298,723  $1,292,809
  Operating income before income taxes       329,727     299,902     323,075
  Depreciation                               149,646     147,859     132,912
  Construction expenditures                  305,467     292,031     212,408

Steam Operations
  Operating revenues                          14,090      13,093      12,986
  Operating income before income taxes         3,147       2,235       2,479
  Depreciation                                 1,185       1,108       1,085
  Construction expenditures                    4,940       1,530       2,803

Total
  Operating revenues                       1,361,934   1,311,816   1,305,795
  Operating income before income taxes       332,874     302,137     325,554
  Depreciation                               150,831     148,967     133,997
  Construction expenditures
    (including nonutility)                   310,513     293,589     215,446

At December 31
- --------------
Net Identifiable Assets
  Electric                                $3,665,536  $3,262,031  $3,028,283
  Steam                                       25,119      20,972      20,963
  Nonutility                                   2,901       2,842       2,887
                                          ----------  ----------  ----------
Total Assets                              $3,693,556  $3,285,845  $3,052,133
                                          ==========  ==========  ==========


N - Commitments and Contingencies
- ---------------------------------

Plans for the construction and financing of future additions to utility plant can be found elsewhere in this report in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Item 7.


O - Subsequent Event
- --------------------

In January 1994, Wisconsin Energy Corporation, the parent company of Wisconsin Electric, announced plans to merge its wholly-owned natural gas utility subsidiary, Wisconsin Natural Gas Company, into Wisconsin Electric. The merger, subject to requisite regulatory and other approvals, is anticipated to be effective by year-end 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and
  the Stockholders of Wisconsin Electric Power Company

In our opinion, the accompanying balance sheet and capitalization statement and the related statements of income, of common stock equity and of cash flows present fairly, in all material respects, the financial position of Wisconsin Electric Power Company at December 31, 1993 and 1992, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1993, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. As discussed in the Notes to Financial Statements, the Company changed its method of accounting for income taxes and postretirement benefits effective
January 1, 1993.  We concur with these changes in accounting.







/s/Price Waterhouse LLP
- -----------------------
PRICE WATERHOUSE LLP


Milwaukee, Wisconsin
January 26, 1994

                         Wisconsin Natural Gas Company

                           1993 Financial Statements
                                 and Footnotes

                                                                          Page

Income Statement and Retained Earnings for the Years 1991, 1992 and 1993    1

Statement of Cash Flow for the Years 1991, 1992 and 1993                    3

Balance Sheet as of December 31, 1992 and December 31, 1993                 4

Common Stock Equity Statement                                               6

Notes to Financial Statements                                               7

Report of Independent Accountants                                          18

fm\wp\edgar\wedefprx.O11

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA FROM WISCONSIN NATURAL GAS COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED
DECEMBER 31, 1993

                         WISCONSIN NATURAL GAS COMPANY
                   STATEMENT OF INCOME AND RETAINED EARNINGS
                            Year Ended December 31

                                                  1993      1992      1991
                                                  ----      ----      ----
                                                   (Thousands of Dollars)

 Operating Revenues                              $281,718  $239,991  $233,120

 Operating Expenses
   Cost of gas sold                               183,759   151,548   148,386
   Other operation expenses                        45,611    38,385    37,402
   Maintenance                                      5,934     6,018     6,055
   Depreciation (Note D)                           14,511    13,746    12,699
   Taxes other than income taxes                    4,783     4,480     3,924
   Federal income tax (Note E)                      5,324     5,929     4,640
   State income tax (Note E)                        1,393     1,548     1,217
   Deferred income taxes - net (Note E)             1,062      (104)      985
   Investment tax credit - net (Note E)              (456)     (462)     (467)
                                                 --------  --------  --------
        Total Operating Expenses                  261,921   221,088   214,841
 Operating Income                                  19,797    18,903    18,279
 Other Income and Deductions
   Interest income                                    336       525       491
   Allowance for other funds used during
     construction (Note F)                              4        32       196
   Miscellaneous - net                                (85)      (52)      (45)
   Federal income tax (Note E)                        (88)     (155)     (147)
   State income tax (Note E)                          (21)      (39)      (37)
                                                 --------  --------  --------
        Total Other Income and Deductions             146       311       458

Income Before Interest Charges                     19,943    19,214    18,737
Interest Charges
   Long-term debt                                   6,090     4,958     5,009
   Other interest                                   1,348     1,654     1,742
   Allowance for borrowed funds used during
     construction (Note F)                             (2)      (18)     (109)
                                                 --------  --------  --------
        Total Interest Charges                      7,436     6,594     6,642
                                                 --------  --------  --------
Net Income                                         12,507    12,620    12,095
Retained Earnings - Balance, January 1             41,214    37,081    33,473
                                                 --------  --------  --------
                                                   53,721    49,701    45,568
   Cash Dividends Common Stock                     (8,487)   (8,487)   (8,487)
                                                 --------  --------  --------
   Balance, December 31                          $ 45,234  $ 41,214  $ 37,081
                                                 ========  ========  ========

NOTE: Earnings and Dividends per share of common stock are not applicable because all of the company's common stock is owned by Wisconsin Energy Corporation.

See Notes to Financial Statements.

                         WISCONSIN NATURAL GAS COMPANY

                            STATEMENT OF CASH FLOWS
                            Year Ended December 31

                                                  1993      1992      1991
                                                  ----      ----      ----
                                                   (Thousands of Dollars)

Operating Activities
  Net income                                    $ 12,507  $ 12,620  $ 12,095
  Reconciliation to cash
    Depreciation                                  14,511    13,746    12,699
    Deferred income taxes - net                    1,062      (104)      985
    Investment tax credit - net                     (456)     (462)     (467)
    Allowance for other funds used
       during construction                            (4)      (32)     (196)
    Change in   Accounts receivable               (2,607)    1,636    (6,213)
                Inventories                      (25,034)   (3,061)   (6,862)
                Accounts payable                  (3,875)    5,059    (6,652)
                Other current assets              (2,695)   (2,934)    3,829
                Other current liabilities          3,347    (3,147)     (584)
    Other                                            576       781      (267)
                                                 -------   -------   -------
Cash Provided by (Used in) Operating Activities   (2,668)   24,102     8,367

Investing Activities
  Construction expenditures                      (21,361)  (22,578)  (20,587)
  Allowance for borrowed funds used
       during construction                            (2)      (18)     (109)
  Other                                              432      (428)     (407)
                                                 -------   -------   -------
Cash Used in Investing Activities                (20,931)  (23,024)  (21,103)

Financing Activities
  Sale of long-term debt                             -      69,032       -
  Retirement of long-term debt                    (2,991)  (53,674)      -
  Change in short-term debt                       24,925    (4,840)   13,275
  Stockholder contribution                        10,000       -       7,000
  Dividends on common stock                       (8,487)   (8,487)   (8,487)
                                                 -------   -------   -------
Cash Provided by Financing Activities             23,447     2,031    11,788

Change in Cash and Cash Equivalents              $  (152)  $ 3,109   $  (948)
                                                 =======   =======   =======

Supplemental information disclosures
  Cash Paid for
    Interest (net of amount capitalized)         $ 6,684   $ 6,400  $  6,722
    Income taxes                                   5,800     9,519     6,800



See Notes to Financial Statements.

                         WISCONSIN NATURAL GAS COMPANY

                                 BALANCE SHEET

                                  December 31

                                    ASSETS

                                                    1993               1992
                                                    ----               ----
                                                    (Thousands of Dollars)

Utility Plant                                     $393,032           $372,956
  Accumulated provision for depreciation          (180,202)          (165,920)
                                                  --------           --------
       Net Utility Plant                           212,830            207,036

Other Property and Investments                          70                 71

Current Assets
  Cash and cash equivalents                          6,318              6,470
  Accounts receivable, net of allowance
    for doubtful accounts - $999 and $919           23,251             20,644
  Accrued utility revenues                          34,961             32,407
  Materials and supplies (at average cost)           2,641              2,546
  Natural gas stored
    (at first-in, first-out cost)                   36,571             11,632
  Prepayments and other assets                       3,091              2,950
                                                  --------           --------
       Total Current Assets                        106,833             76,649

Deferred Charges and Other Assets
  Accumulated deferred income taxes (Note E)        11,918              3,993
  Deferred take-or-pay buyout                          606              3,316
  Deferred regulatory assets (Note A)                3,879                -
  Other                                              1,843              2,587
                                                  --------           --------
       Total Deferred Charges and Other Assets      18,246              9,896
                                                  --------           --------
Total Assets                                      $337,979           $293,652
                                                  ========           ========



See Notes to Financial Statements.

                         WISCONSIN NATURAL GAS COMPANY

                                 BALANCE SHEET

                                  December 31

                         CAPITALIZATION AND LIABILITIES


                                                  1993                 1992
                                                  ----                 ----
                                                    (Thousands of Dollars)
Capitalization (See Capitalization Statement)
  Common stock equity                           $114,734             $100,714
  Long-term debt (Note I)                         71,192               74,059
                                                --------             --------
       Total Capitalization                      185,926              174,773

Current Liabilities
  Long-term debt due currently (Note I)            1,200                1,200
  Notes payable (Note J)                          68,508               43,583
  Accounts payable                                24,434               28,309
  Payroll and vacation accrued                     2,587                2,427
  Taxes accrued - income and other                 4,047                2,069
  Interest accrued                                 1,458                1,516
  Other                                            1,776                  509
                                                --------              -------
       Total Current Liabilities                 104,010               79,613

Deferred Credits and Other Liabilities
  Accumulated deferred income taxes (Note E)      28,657               28,264
  Accumulated deferred investment tax credits      6,667                7,123
  Deferred take-or-pay buyout                        606                3,316
  Deferred regulatory liabilities (Note A)        11,530                  -
  Other                                              583                  563
                                                --------              -------
       Total Deferred Credits and Other
         Liabilities                              48,043               39,266

Commitments and Contingencies (Note L)
                                                --------             --------
Total Capitalization and Liabilities            $337,979             $293,652
                                                ========             ========



See Notes to Financial Statements.

                         WISCONSIN NATURAL GAS COMPANY

                           CAPITALIZATION STATEMENT

                                  December 31


                                                          1993        1992
                                                          ----        ----
                                                       (Thousands of Dollars)
Common Stock Equity
  Common stock ($1 par value; authorized 38,000,000
    shares; issued 1,725,000 shares)                    $  1,725   $  1,725
  Other paid in capital                                   67,775     57,775
  Retained earnings                                       45,234     41,214
                                                        --------   --------
       Total Common Stock Equity                         114,734    100,714


Long-Term Debt
  First mortgage bonds

       Series       Due
       ------       ---
       5-5/8%      1995                                   10,000     10,000
       6-5/8%      1997                                   10,000     10,000
       9-1/4%      2016                                    3,000      6,000
                                                        --------   --------
                                                          23,000     26,000

Debentures (unsecured)
   6-1/8% Series due 1997                                 25,000     25,000
   8-1/4% Series due 2022                                 25,000     25,000
Unamortized discount - net                                  (608)      (741)
Long-term debt due currently                              (1,200)    (1,200)
                                                        --------   --------
       Total Long-Term Debt                               71,192     74,059
                                                        --------   --------
       Total Capitalization                             $185,926   $174,773
                                                        ========   ========



See Notes to Financial Statements.

                         WISCONSIN NATURAL GAS COMPANY
                         NOTES TO FINANCIAL STATEMENTS


A - Summary of Significant Accounting Policies
- ----------------------------------------------

General
- -------

The accounting records of the company are kept as prescribed by the Public Service Commission of Wisconsin (PSCW).

Revenues
- --------

Utility revenues are recognized on the accrual basis and include estimated amounts for service rendered but not billed.

Property
- --------

Property is recorded at cost. Additions to and significant replacements of utility property are charged to utility plant at cost; minor items are charged to maintenance expense. Cost includes material, labor and allowance for funds used during construction (see Note F). The cost of depreciable utility property, together with removal cost less salvage, is charged to accumulated provision for depreciation when property is retired.

Deferred Regulatory Assets and Liabilities
- ------------------------------------------

Pursuant to Statement of Financial Accounting Standards No. 71, Accounting for the Effects of Certain Types of Regulation, the company capitalizes as deferred regulatory assets incurred costs which are expected to be recovered in future utility rates. The company also records as deferred regulatory liabilities the current recovery in utility rates of costs which are expected to be paid in the future.

The significant portion of the company's deferred regulatory assets and liabilities relate to the amounts recorded due to the adoption of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (FAS 109). See Note E.

Statement of Cash Flows
- -----------------------

Cash and cash equivalents includes marketable debt securities acquired three months or less from maturity.


B - Pension Plans
- -----------------

Effective in 1993, the PSCW adopted Statement of Financial Accounting Standards No. 87, Employers' Accounting for Pensions (FAS 87), for ratemaking. For 1992 and 1991, the PSCW recognized funded amounts for ratemaking and the company charged the following amounts to expense as paid, $165,000 and $555,000, respectively.

- ----------------------------

The company has several noncontributory pension plans covering all eligible employees. Pension benefits are based on years of service and the employee's compensation. The majority of the plans' assets are equity securities; other assets include corporate and government bonds, guaranteed investment contracts and real estate. The plans are funded to meet the requirements of the Employee Retirement Income Security Act of 1974.

In the opinion of the company, current pension trust assets and amounts which are expected to be paid to the trust in the future will be adequate to meet future pension payment obligations to current and future retirees.

Pension Cost calculated per FAS 87                1993       1992       1991
- ----------------------------------               ------     ------     ------
                                                    (Thousands of Dollars)
Components of Net Periodic Pension Cost,
  Year Ended December 31 -
  Cost of pension benefits earned by
   employees                                    $ 1,207    $ 1,077    $   967
  Interest cost on projected benefit
   obligation                                     3,633      3,264      3,085
  Actual return on plan assets                   (4,292)    (1,599)    (9,878)
  Net amortization and deferral                     305     (3,318)     5,875
                                                -------    -------     ------
Total pension cost (credit) calculated
under FAS 87                                    $   853    $  (576)   $    49
                                                =======    =======     ======
Actuarial Present Value of Accumulated
  Benefit Obligation, at December 31 -
  Vested benefits-employees' right to
   receive benefit no longer contingent
   upon continued employment                    $39,142    $34,112
  Nonvested benefits-employees' right to
   receive benefit contingent upon
   continued employment                             428        424
                                                -------    -------
Total obligation                                $39,570    $34,536
                                                =======    =======
Funded Status of Plans: Pension Assets and
  Obligations at December 31 -
  Pension assets at fair market value           $55,224    $52,172
  Projected benefit obligation
   at present value                             (50,455)   (43,112)
  Unrecognized transition asset                  (1,511)    (1,635)
  Unrecognized prior service cost                 1,908      1,854
  Unrecognized net gain                          (2,802)    (6,806)
                                                -------     ------
Projected status of plans                       $ 2,364    $ 2,473
                                                =======     ======
Rates used for calculations (%) -
  Discount Rate-interest rate used to
   adjust for the time value of money               7.5        8.0        8.0
  Assumed rate of increase in
   compensation levels                              5.0        5.0        5.0
  Expected long-term rate of return
   on pension assets                                9.0        9.0        9.0

C - Benefits Other Than Pensions
- --------------------------------

In January 1993, the company adopted prospectively Statement of Financial Accounting Standards No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions (FAS 106), and elected the 20 year option for amortization of the previously unrecognized accumulated postretirement benefit obligation. The PSCW has issued an order recognizing FAS 106 for ratemaking; therefore adoption has no material impact on net income. For years prior to 1993 the cost of these postretirement benefits was expensed when paid and was $614,000 in 1992, and $527,000 in 1991.

The company sponsors defined benefit postretirement plans that cover both salaried and nonsalaried employees who retire at age 55 or older with at least 10 years of credited service. The postretirement medical plan provides coverage to retirees and their dependents. Retirees contribute to the medical plan. The group life insurance benefit is based on employee compensation and is reduced upon retirement.

Employees' Benefit Trusts (Trusts) are used to fund a major portion of postretirement benefits. The funding policy for the Trusts is to maximize tax deductibility. The majority of the Trusts' assets are mutual funds.


Postretirement Benefit Cost calculated per FAS 106      (Thousands of Dollars)
- --------------------------------------------------

Components of Net Periodic Postretirement Benefit Cost,
  Year Ended December 31, 1993 -
  Cost of postretirement benefits earned by employees     $    297
  Interest cost on projected benefit obligation              1,024
  Actual return on plan assets                                (221)
  Net amortization and deferral                                520
                                                          --------
Total postretirement benefit cost calculated              $  1,620
  under FAS 106                                           ========


Funded Status of Plans: Postretirement Obligations
  and Assets at December 31, 1993 -
  Accumulated Postretirement Benefit Obligation at
   December 31, 1993 -
   Retirees                                               $ (5,710)
   Fully eligible active plan participants                  (2,221)
   Other active plan participants                           (6,039)
                                                          --------
  Total obligation                                         (13,970)

  Postretirement assets at fair market value                 2,771
                                                          --------
  Accumulated postretirement benefit obligation in
   excess of plan assets                                   (11,199)

  Unrecognized transition obligation                         9,787
  Unrecognized net loss                                        336
                                                          --------
  Accrued Postretirement Benefit Obligation               $ (1,076)
                                                          ========

- -------------------------------------------

Rates used for calculations (%) -
   Discount Rate-interest rate used to adjust
    for the time value of money                             7.5
   Assumed rate of increase in compensation levels          5.0
   Expected long-term rate of return on
    postretirement assets                                   9.0
   Health care cost trend rate                             14.0 declining to
                                                            5.0 in 2002

Changes in health care cost trend rates will affect the amounts reported. For example, a 1% increase in rates would increase the accumulated postretirement benefit obligation as of December 31, 1993 by $1,000,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for the year then ended by $100,000.

Statement of Financial Accounting Standards No. 112, Employers' Accounting for Postemployment Benefits (FAS 112), was issued in 1992. This statement establishes standards of financial accounting and reporting for the estimated cost of benefits provided by an employer to former or inactive employees after employment but before retirement. The company adopted FAS 112 prospectively for 1994. It is anticipate that adoption will not have a material effect on net income.

The company has announced a Voluntary Severance Package (VSP) and Early Retirement Incentive Program (ERIP) effective January 1994 and March 1994, respectively to eligible employees. The availability of these plans to various bargaining units is based upon agreements made between the company and the unions. These plans are available to all management employees but not elected officers.

The VSP includes a severance payment, medical/dental insurance, outplacement services, personal financial planning and tuition support. ERIP provides for a monthly income supplement, medical benefits, and personal financial planning. It is estimated that 8%-20% of total employees will elect one of these plans. The estimated cost associated with these plans is $3,000,000 - $10,000,000.


D - Depreciation
- ----------------

Depreciation expense is accrued at straight line rates, certified by the PSCW, which include estimates of salvage and removal costs.

Depreciation as a percent of average depreciable utility plant was 4.0% in 1993 and 1992 and 3.9% in 1991.


E - Income Taxes
- ----------------

Comprehensive interperiod income tax allocation is used for federal and state temporary differences. The federal investment tax credit is accounted for on the deferred basis and is reflected in income ratably over the life of the related property.

- ---------------------------

Following is a summary of income tax expense and a reconciliation of total income tax expense with the tax expected at the federal statutory rate.

                                    1993       1992      1991
                                  -------    -------   -------
                                     (Thousands of Dollars)
Current tax expense               $ 6,826    $ 7,671   $ 6,041
Investment tax credit-net            (456)      (462)     (467)
Deferred tax expense                1,062       (104)      985
                                  -------    -------   -------
Total tax expense                 $ 7,432    $ 7,105   $ 6,559
                                  =======    =======   =======

Income before income taxes        $19,939    $19,725   $18,654
                                  =======    =======   =======
Expected tax at federal
  statutory rate                  $ 6,979    $ 6,706   $ 6,342
State income tax net of federal
  tax reduction                     1,106      1,107     1,036
Investment tax credit restored       (456)      (462)     (467)
Deferred tax restored -
  rate differential                  (234)      (255)     (255)
Other (no item over 5% of
  expected tax)                        37          9       (97)
                                  -------    -------   -------
Total tax expense                 $ 7,432    $ 7,105   $ 6,559
                                  =======    =======   =======

FAS 109 requires the recording of deferred assets and liabilities to recognize the expected future tax consequences of events that have been reflected in the company's financial statements or tax returns, the adjustment of deferred tax balances to reflect tax rate changes and the recognition of previously unrecorded deferred taxes. The company adopted FAS 109 prospectively in 1993. Following is a summary of deferred income taxes as of December 31, 1993, after FAS 109 adoption, and December 31, 1992, prior to adoption.

                                                 1993                1992
                                               -------             -------
                                                  (Thousands of Dollars)
    Deferred Income Tax Assets
      Construction advances                    $ 8,720             $ 3,993
      Other                                      3,198                 -
                                               -------             -------
        Total Deferred Income Tax Assets       $11,918             $ 3,993
                                               =======             =======
    Deferred Income Tax Liabilities
      Plant related                            $26,397             $28,264
      Other                                      2,260                 -
                                               -------             -------
        Total Deferred Income Tax Liabilities  $28,657             $28,264
                                               =======             =======

The company also has recorded deferred regulatory assets and liabilities of $3,879,000 and $11,530,000, respectively, as of December 31, 1993, which represent the future expected impact of deferred taxes on utility revenues. Adoption of FAS 109 had no material effect on net income.

F - Allowance for Funds Used During Construction (AFUDC)
- --------------------------------------------------------

Through August 1993, AFUDC is capitalized in utility plant accounts and represents the cost of borrowed funds used during construction and a rate of return on stockholder's capital used for construction purposes. On the income statement the cost of borrowed funds (before income taxes) is a reduction of interest expense and the return on stockholder's capital is an item of noncash other income. Beginning September 1993, all construction work in progress
(CWIP) is allowed to earn a current return.

AFUDC was capitalized at the following rates, as approved by the PSCW:

   October 1992 - August 1993        Current return on investment for selected
                                     projects included in CWIP; 10.97% for
                                     remaining CWIP
   September 1991 - September 1992   Current return on investment for selected
                                     projects included in CWIP; 11.19% for
                                     remaining CWIP
   January 1991 - August 1991        11.37% for all projects

G - Transactions With Associated Companies
- ------------------------------------------

Managerial, financial, accounting, legal, data processing and other services may be rendered between associated companies and are billed in accordance with service agreements approved by the PSCW. The company also sells gas to Wisconsin Electric Power Company (WE), another subsidiary of Wisconsin Energy Corporation (WEC), for electric generation at rates approved by the PSCW. The company received from WEC a stockholder contribution of $10,000,000 and $7,000,000 in 1993 and 1991, respectively.

H - Preferred Stock
- -------------------

Serial Preferred Stock authorized but unissued is cumulative, $100 par value, 120,000 shares.

I - Long-Term Debt
- ------------------

The maturities and sinking fund requirements through 1998 for the aggregate amount of long-term debt outstanding at December 31, 1993 are shown below.

               1994      $ 1,200,000
               1995       11,200,000
               1996          600,000
               1997       35,000,000
               1998           -

Sinking fund requirements for the years 1994 through 1998, included in the table above, are $3,000,000. Substantially all utility plant is subject to the applicable mortgage.

Long-term debt premium or discount and expense of issuance are amortized by the straight line method over the lives of the debt issues and included as interest expense. Unamortized amounts pertaining to reacquired debt are written off currently, when acquired for sinking fund purposes, or amortized in accordance with PSCW orders, when acquired for early retirement.

J - Notes Payable
- -----------------

Short-term notes payable consist of:
                                         December 31
                                       1993       1992
                                      ------     ------
                                    (Thousands of Dollars)

        Banks                        $39,999    $ 4,999
        Commercial paper              28,509     38,584
                                     -------    -------
                                     $68,508    $43,583
                                     =======    =======

Unused lines of credit for short-term borrowings amounted to $35,509,000 at December 31, 1993. In support of various informal lines of credit from banks, the company has agreed to pay commitment fees; these commitment fees are not significant.

K - Fair Value of Financial Instruments
- ---------------------------------------

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments (FAS 107), requires, if practicable, disclosure of the fair value of financial instruments, both assets and liabilities recognized and not recognized in the balance sheet. The fair values provided below represent the amounts at which the financial instruments could have been exchanged between willing parties on December 31.

Fair value is estimated based upon the market value of the financial instrument or upon instruments with similar characteristics. For most financial instruments held by the company, book value approximates fair value. The value of financial instruments recognized on the balance sheet, for which book value does not approximate fair value, is as follows:

                                                  December 31
                                          1993                    1992
                                    Book        Fair        Book        Fair
                                    Value       Value       Value       Value
                                  --------    --------    --------    --------
                                              (Thousands of dollars)

     Debentures                   $ 50,000    $ 54,469    $ 50,000    $ 50,219


In 1993, the FASB issued Statement of Financial Accounting Standards No. 115 (FAS 115), Accounting for Certain Investments in Debt and Equity Securities. This standard addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. The company adopted FAS 115 prospectively in 1994. It is anticipated that adoption will not have a material effect on net income.

L - Commitments and Contingencies
- ---------------------------------

Discussion of take-or-pay costs and FERC Order 636 transition costs billed by natural gas pipeline companies can be found elsewhere in this report in "Legal Proceedings - Rate Matters" in Item 3.

M - Subsequent Events
- ---------------------

Effective January 1, 1994 Wisconsin Energy Corporation (WEC) acquired all of the outstanding common stock of Wisconsin Southern Gas Company, Inc. (WSG) through a statutory merger of WSG into WN in which all of WSG's common stock was converted into common stock of WEC. WSG was a gas utility engaged in the purchase, distribution, transportation and sale of natural gas primarily in a section of southeastern Wisconsin which is contiguous to WN's service territory. WSG was merged into WN using the pooling of interests method of accounting. Accordingly, historical financial data in future reports will be restated to include WSG. The following unaudited proforma data summarizes the combined results of operations of the company and WSG as though the merger had occurred at the beginning of 1991:

(Thousands of Dollars)                    1993         1992         1991
                                          ----         ----         ----
Total operating revenues                $331,301     $283,699     $273,804
Net income                                14,155       14,209       12,913

In January 1994, WEC announced plans to merge WN into Wisconsin Electric Power Company, a wholly-owned utility subsidiary of WEC. The merger, subject to requisite regulatory and other approvals, is anticipated to be effective by year-end 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and the
 Stockholder of Wisconsin Natural Gas Company

In our opinion, the accompanying balance sheet and capitalization statement and the related statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Wisconsin Natural Gas Company at December 31, 1993 and 1992, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1993, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. As discussed in the Notes to Financial Statements, the Company changed its method of accounting for income taxes and postretirement benefits effective
January 1, 1993.  We concur with these changes in accounting.







/s/Price Waterhouse LLP
- -----------------------
PRICE WATERHOUSE LLP


Milwaukee, Wisconsin
January 26, 1994